As filed with the Securities and Exchange Commission on June 4, 2025
1933 Act File
No. 333-283670
1940 Act File
No. 811-24032

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-2
(Check appropriate box or boxes)
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 4	☒
Post-Effective Amendment No.	☐
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒

AMG Pantheon Infrastructure Fund, LLC
(Exact Name of Registrant as Specified in Charter)

680 Washington Boulevard, Suite 500
Stamford,
CT
06901
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)
203-299-3500
(Registrant’s Telephone Number, including Area Code)
Mark J. Duggan
AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford,
CT
06901
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy to:
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
and
Pantheon Ventures (US) LP
11 Times Square, 35
th
 Floor
New York, NY 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c)
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion, June 4, 2025
PROSPECTUS
AMG Pantheon Infrastructure Fund, LLC
Class S Units: PBLSX
Class I Units: PBLDX
Class M Units: PBLBX
[ ]
AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end,
non-diversified,
management investment company. The Fund operates as an “interval fund” that continuously offers its units of beneficial interest (“Units”) and will periodically repurchase its Units, subject to certain conditions. The Fund’s investment adviser is Pantheon Infra Advisors LLC (the “Adviser”) and the Fund’s subadviser is Pantheon Ventures (US) LP (the “Subadviser”). The Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly or indirectly in Infrastructure Assets. The Fund considers “Infrastructure Assets” to be investments in physical and organizational structures and facilities needed for the operation of a society or enterprise, and the companies or projects involved in the development, maintenance, and operation of such facilities. Infrastructure Assets are investments that typically feature attractive investment characteristics such as any of: essential services or high barriers to entry, relatively durable demand, regulated returns or long term contracted cash flow, and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Examples of Infrastructure Assets include: (i) digital infrastructure, such as datacenters, cable networks, communication towers, fiber, spectrum, satellite systems, and wireless; (ii) power and utilities, such as transmission and distribution systems, storage facilities, power generation, metering, district heating and cooling, water conveyance and distribution, water/wastewater treatment, and waste treatment; (iii) transportation and logistics, such as toll roads, bridges, tunnels, airports and aviation, ports and shipping, railroads, mass transit, and cold storage; (iv) renewables and energy efficiency, such as renewable power (wind, solar, etc.), electric vehicle charging, energy efficiency, and battery storage; and (v) social and other infrastructure, such as waste management, healthcare services, hospital and care homes, and student accommodation. Infrastructure Assets also include the following other real assets classes: real estate; other transportation assets, such as commercial aviation investments; equipment, including leases on equipment (including railroad cars and office equipment); and other assets similar to or with infrastructure-like characteristics. All such investments may be made through equity, debt or holding the asset itself, either by the Fund or an Investment Fund.
This prospectus (the “Prospectus”) applies to the public offering of units of beneficial interest (“Units”) of the Fund, designated as Class S Units, Class I Units and Class M Units. The Units will be offered in a continuous offering.

Total Offering
.
(1)

	Class S Units	Class I Units	Class M Units
Public Offering Price	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, plus Sales Charge of up to 3.50%
Sales Charge (2) as percentage of purchase amount	None	None	3.50% (3)
Proceeds to Fund	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, less applicable Sales Charge

(1)
The minimum initial investment in Class S Units by any investor is $10,000,000. The minimum initial investment in Class I Units by any investor is $2,500. The minimum initial investment in Class M Units by any investor is $2,500. Each of the Adviser, the Subadviser or AMG Funds LLC (the “Sponsor”), reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. See “Summary of Terms—The Offering.”

(2)
AMG Distributors, Inc. (the “Distributor”) acts as the distributor for the Units and serves in that capacity on a best efforts basis, subject to various conditions. Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., acts as a sub-distributor
for the Units.

(3)
Investments in Class M Units of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Units of the Fund. See “The Offering” below.

PURCHASERS OF UNITS OF THE FUND WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND (THE “LLC AGREEMENT”). A COPY OF THE LLC AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.
AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•	THE FUND HAS NO OPERATING HISTORY AND THE UNITS HAVE NO HISTORY OF PUBLIC TRADING.

•	LOSS OF CAPITAL.

•	THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP.

•	THE UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LLC AGREEMENT.

•
ALTHOUGH THE FUND IS GENERALLY REQUIRED TO OFFER TO REPURCHASE UNITS FROM TIME TO TIME, UNITS ARE NOT REDEEMABLE AT AN INVESTOR’S SOLE OPTION NOR ARE THEY EXCHANGEABLE FOR UNITS OR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS OR MAY LIQUIDATE HIS OR HER UNITS BELOW THE PRICE OF THE INVESTOR’S INITIAL PURCHASE PRICE.

•
UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

•
IT IS ANTICIPATED THAT THE FUND WILL REPURCHASE NO MORE THAN 5% OF ITS NET ASSETS PER QUARTER.
SEE “TYPES OF INVESTMENTS AND RELATED RISK FACTORS – REPURCHASE RISKS” AND “REPURCHASES OF UNITS AND TRANSFERS.”

•
AN INVESTOR WILL PAY A SALES LOAD OF UP TO 3.50% FOR CLASS M UNITS. THE FUND WILL ALSO INCUR ORGANIZATION AND OFFERING EXPENSES OF 0.19%, WHICH ARE PAID BY THE FUND AT THE FUND LEVEL, AND THESE COSTS ARE ESTIMATED TO BE APPROXIMATELY $800,000 AND ARE REFLECTED IN THE “OTHER EXPENSES” LINE ITEM OF THE FEE TABLE. PLEASE SEE “SUMMARY OF FUND EXPENSES.” IF YOU PAY THE MAXIMUM AGGREGATE 3.69% FOR SALES LOAD AND ORGANIZATION AND OFFERING EXPENSES FOR CLASS M UNITS, 0.19% IN ORGANIZATION AND OFFERING EXPENSES FOR CLASS S UNITS AND 0.19% IN ORGANIZATION AND OFFERING EXPENSES FOR CLASS I UNITS, YOU MUST EXPERIENCE A TOTAL RETURN ON YOUR NET INVESTMENT OF 3.82% FOR CLASS M UNITS, 0.19% FOR CLASS S UNITS AND 0.19% FOR CLASS I UNITS IN ORDER TO RECOVER THESE EXPENSES.

See “Types of Investments and Related Risk Factors.”
This Prospectus sets forth information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [ ], as revised or supplemented from time to time, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain a copy of the SAI and the Fund’s annual and semi-annual reports, when available, without charge by writing to or calling the Transfer Agent at
800-548-4539.
You can obtain the SAI, material incorporated by reference herein and other information about the Fund on the SEC’s website (
http://www.sec.gov
). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund, when available, may be found on the Fund’s investor web portal.
None of the SEC, the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.
No broker-dealer, salesperson, or other person is authorized to give a holder of Units (each, an “Investor”) any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.
The Distributor is not required to sell any specific number or dollar amount of the Fund’s Units, but will use its best efforts to solicit orders for the sale of the Units. The Units will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Units will be issued at net asset value per Unit, plus any applicable sales charge. The minimum initial investment in Class S Units, Class I Units and Class M Units by any investor is $10,000,000, $2,500 and $2,500, respectively. However, each of the Adviser, the Subadviser or the Sponsor, reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. (See “Summary of Terms—The Offering”). No Investor will have the right to require the Fund to redeem its Units. The Fund is a closed-end
investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule
23c-3
under the 1940 Act) of not less than 5% nor more than 25% of the Fund’s outstanding Units on the “Repurchase Request Deadline” (i.e., the date by which Investors can tender their Units in response to a repurchase offer). Currently, Rule
23c-3
notices of each repurchase offer are intended to be sent to Investors no more than 42 days and no less than 21 days before the Repurchase Request Deadline. The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Investors between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. The Fund’s initial quarterly repurchase offer is expected to occur on or about the third quarter of 2025. If the value of Units tendered for repurchase exceeds the value the Fund intended to repurchase (generally 5% of the outstanding Units), the Fund may determine to repurchase less than the full number of Units tendered. In such event, Investors will have their Units repurchased on a pro rata basis, and tendering Investors will not have all of their tendered Units repurchased by the Fund (see “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure”).
The Distributor may engage one or more
sub-distributors.
The Distributor has appointed Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., as a sub-distributor.
In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to certain investors. See “Application for Investment.”
Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
The date of this Prospectus is [ ].

AMG PANTHEON INFRASTRUCTURE FUND, LLC
Class S, Class I and Class M Units
SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective Investor (as defined below) should consider before investing in AMG Pantheon Infrastructure Fund, LLC (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund	The Fund is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end,
non-diversified
management investment company. The Fund’s investment adviser is Pantheon Infra Advisors LLC (the “Adviser”) and the Fund’s subadviser is Pantheon Ventures (US) LP (the “Subadviser”). The Fund intends to elect and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule
23c-3
under the 1940 Act) of not less than 5% nor more than 25% of the Fund’s outstanding Units on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Units each quarter, and there is no guarantee that investors in the Fund (“Investors”) will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Units tendered by each Investor.

The Fund offers Class S, Class I and Class M Units of beneficial interest, each of which is subject to different investment minimums and fees and expenses, which may affect performance. Each class of units (each, a “Class”) has certain differing characteristics, particularly in terms of the sales load that Investors in that class may bear, and the distribution fees and investor servicing fees that each class may be charged.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly or indirectly in Infrastructure Assets. The Fund considers “Infrastructure Assets” to be investments in physical and organizational structures and facilities needed for the operation of a society or enterprise, and the companies or projects involved in the development, maintenance, and operation of such facilities. Infrastructure Assets are investments that typically feature attractive investment characteristics such as any of: essential services or high barriers to entry, relatively durable demand, regulated returns or long term contracted cash flow, and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Examples of Infrastructure Assets include:

i. Digital infrastructure, such as datacenters, cable networks, communication towers, fiber, spectrum, satellite systems, and wireless;

ii.  Power and utilities, such as transmission and distribution systems, storage facilities, power generation, metering, district heating and cooling, water conveyance and distribution, water/wastewater treatment, and waste treatment;

iii. Transportation and logistics, such as toll roads, bridges, tunnels, airports and aviation, ports and shipping, railroads, mass transit, and cold storage;

iv. Renewables and energy efficiency, such as renewable power (wind, solar, etc.), electric vehicle charging, energy efficiency, and battery storage; and

v. Social and other infrastructure, such as waste management, healthcare services, hospital and care homes, and student accommodation.

Infrastructure Assets also include the following other real assets classes: real estate; other transportation assets, such as commercial aviation investments; equipment, including leases on equipment (including railroad cars and office equipment); and other assets similar to or with infrastructure-like characteristics. All such investments may be made through equity, debt or holding the asset itself, either by the Fund or an Investment Fund.

The term “Investment Fund” as used herein refers to Private Infrastructure Investments (as defined below) made through an investment entity or structure (and not directly). Investment Funds will not be registered as investment companies under the 1940 Act. Each underlying Investment Fund typically is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund).

The Fund intends to invest in Infrastructure Assets mainly through the following types of private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”):

•  Secondary Investments: (a) acquisitions of existing interests in Investment Funds that invest primarily in Infrastructure Assets from third-party investors in privately negotiated transactions and (b) investments in, or acquisitions of, interests in newly established vehicles that are created to primarily acquire and hold one or more Infrastructure Assets of an existing private investment fund and are led by the third party manager of the private investment fund;

• Co-Investments: investments primarily in Infrastructure Assets that are made alongside a general partner or manager (or equivalent);

• Primary Investments: investments in new interests in Investment Funds that invest primarily in Infrastructure Assets, and

• Direct Investments: direct investments in Infrastructure Assets that are not made alongside a general partner or manager (or equivalent).

The Fund’s foregoing investments in Secondary Investments,
Co-Investments,
Primary Investments, Direct Investments, and other private investments in Infrastructure Assets are referred to herein as “Private Infrastructure Investments.”

Under normal circumstances, when fully deployed, the Fund will seek to obtain exposure to Infrastructure Assets by targeting the following allocations: (i) 60% or more of its Infrastructure Asset exposure being obtained through (a) Secondary Investments and (ii) up to 40% of its Infrastructure Asset exposure being obtained through
Co-Investments,
Primary Investments, Direct Investments and other investments in Infrastructure Assets. The Fund does not intend to invest in governmental entities.

The Fund may invest in or have exposure to cash, cash equivalents and other short-term investments and exchange-traded funds (“ETFs”). The allocation among these types of investments may vary from time to time. The Fund may make investments directly or indirectly through its subsidiaries that are 100% owned (“Wholly-Owned”) by the Fund (each a “Subsidiary” and together, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to each Subsidiary’s investments, in each case, for the convenience of the reader.

In pursuing the Fund’s investment objective, the Fund will seek to invest across a diverse selection of geographies (e.g., North America, the United Kingdom (the “UK”)/Europe, Asia, and emerging markets, with a primary focus on North America and UK/Europe), and infrastructure sectors (e.g., digital infrastructure, power and utilities, transportation and logistics, renewables and energy efficiency, and social and other infrastructure). At any given time, the Fund’s geographic allocation may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Fund’s ability to access certain types of investment opportunities (including certain types of Private Infrastructure Investments) may be limited by legal, regulatory or tax considerations related to the Fund’s status as a registered investment company, resulting in periods during which the Fund may not have any exposure to such investments.

The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens on investors typically associated with private fund investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule
K-1s.

To maintain liquidity and to fund Investment Fund capital calls, the Fund may invest in cash and short-term securities. The Fund may hold a substantial portion of its assets in cash and short term investments as it seeks desirable investments for its Private Infrastructure Investments.

The Fund may invest in derivatives (such as options, swaps, exchange-listed and over-the-counter put and call options, futures, and forward contracts) for hedging purposes.

In addition to the foregoing, the Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Fund with temporary liquidity.

The Subadviser and certain funds managed by the Subadviser have obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser, the Subadviser and their affiliates, subject to certain terms and conditions.

Investment Strategies

The principal elements of the Subadviser’s infrastructure investment strategy include: (i) allocating the assets of the Fund among Private Infrastructure Investments; (ii) seeking to manage the Fund’s investment level and liquidity using the Subadviser’s commitment strategy; and (iii) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Allocation
. The Subadviser believes that asset allocation that is spread across geographic markets and infrastructure sectors is a cornerstone of long-term portfolio performance. The Subadviser seeks to implement a proactive approach to portfolio construction driven by allocation across managers, geographies, infrastructure sectors, and risk classifications.

Access
. The Fund will seek to provide Investors with access to Private Infrastructure Investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

Commitment Strategy . The Subadviser intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

Secondary Investments . The Subadviser intends to invest into two types of Secondary Investments, described broadly below.

Traditional secondary investments, or
“LP-led
secondaries,” refer to investments in existing Investment Funds or assets through the acquisition of an existing interest in a private investment fund or asset from a third-party investor in a privately negotiated transaction. The buyer of the existing investment agrees to take on future funding obligations and liabilities associated with owning the interest in the private investment fund in exchange for future returns and distributions. General Partner
(GP)-led
secondaries are typically interests or investments in newly established vehicles that are created to acquire and hold one or more assets of an existing private investment fund and are led by the GP of the private investment fund. The GP initiates a sale of some or all of the private investment fund’s assets to a new vehicle, and existing investors of the private investment fund and new investors are given the opportunity to invest in the new vehicle.

Co-Investments.
Co-Investments
represent opportunities to invest in specific portfolio companies that are otherwise represented in a private investment fund. Such investments are typically made alongside Investment Funds.

Direct Investments.
Direct Investments involve acquiring a direct interest in securities issued by an operating company. While
Co-Investments
are typically made alongside a private investment fund, Direct Investments are typically made as part of a club of traditional limited partners investing directly or as the only investor in an operating company.

Primary Investments. Primary Investments are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period.

Risk Management
. The long-term nature of private fund investments requires a commitment to ongoing risk management. The Subadviser seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies in which the Fund invests directly and that are material positions in the Investment Funds held by the Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Subadviser will seek to recognize potential issues and to take appropriate action.

The Subadviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating commitments across several geographies and infrastructure sectors; (ii) allocating capital among Private Infrastructure Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests and capital calls, consistent with the limitations and requirements of the 1940 Act.

The Subadviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors (including, during adverse market conditions, selling investments at a discount).

The Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes.

The Subadviser and its personnel use a range of resources to identify and source the availability of promising Private Infrastructure Investments. See “Investment Program – Due Diligence.”

The Fund is a
non-diversified,
closed-end
management investment company for purposes of the 1940 Act. The Fund intends each year to qualify and be eligible to be treated as a RIC under the Code. To qualify and to be treated as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund has a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt
income, for such year. With respect to certain of these limitations and restrictions imposed by the Code, the Fund will be required to look through certain Investment Funds in which the Fund invests. See “Types of Investments and Related Risk Factors—Tax Risks.”

Borrowing	The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the 1940 Act. The Fund may borrow money through a credit facility or other arrangements for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors, and to otherwise provide the Fund with temporary liquidity.

The Private Infrastructure Investments may utilize leverage in their investment activities. However, the Private Infrastructure Investments’ borrowings are not subject to the limits of the 1940 Act. Accordingly, the Fund, through investments in the Private Infrastructure Investments, may be exposed to the risk of highly leveraged investment programs. See “Types of Investments and Related Risk Factors.”

Distribution Policy	The Fund intends to pay dividends on the Units at least quarterly in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund’s first dividend distribution may not occur until after an initial six month investment period following the Fund’s commencement of investment operations, but may occur earlier. The Fund reserves the right also to distribute substantially all net capital gain realized on investments to Investors at least annually, but the Fund may do so more frequently.

Dividends and capital gain distributions paid by the Fund on a class of Units will be reinvested in additional Units of that class unless an Investor opts out (elects not to reinvest in the relevant class of Units). Investors are free to change their election at any time by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Units purchased through reinvestment will be issued at their net asset value on the ex–dividend date (which is generally expected to be the last business day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions. A distribution by the Fund potentially may economically constitute, and/or be treated for U.S. federal income tax purposes as, a return of capital. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes – Taxation of Investors – Distributions by the Fund” in the SAI.

Potential Benefits of Investing in the Fund	Through the Fund, Investors will have access to Infrastructure Assets managed by Investment Fund Managers, whose services typically are not available to the investing public or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers in Infrastructure Assets without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers. Investment minimums for Primary Investments in Investment Funds typically range between $5 million and $20 million.

The Fund’s
Co-Investments
and Secondary Investments in Investment Funds—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the
J-curve
associated with private fund investing. The
J-curve
is a value development pattern in which the net asset value of a private fund typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized.

As described above, the Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens on investors typically associated with private fund investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule
K-1s.
Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide simpler tax reports to Investors on Form
1099-DIV.
In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and certain other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to qualify as a RIC, the Fund may structure its investments in a manner that results in tax inefficiencies, including the acceleration of income, the conversion of character of income, or the incurrence of an additional layer of income tax.

Risk Factors	All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful, and its net asset value may decrease. Except as otherwise noted herein, references in this section to the “Fund” also include the Subsidiaries, which share the same risks as the Fund. Risks involved in investing in the Fund are listed below. See “Types of Investments and Related Risk Factors” on pages
40-65.

General Risks

• Loss of capital, up to the entire amount of an Investor’s investment.

• As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

•  The Fund’s Units represent illiquid securities of an unlisted closed-end
fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

• The Subadviser and Investment Fund Managers may face conflicts of interest.

Investment Program Risks

•  While the benefits of investing in private funds may be considerable, private funds are not for everyone. Private fund investments involve significant risks, including a total loss of capital. The risks associated with private funds arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment).

•  Investments in
Co-Investments
are dependent upon the capabilities of the Investment Fund Managers alongside whom the investment is made. The Fund will not have any control over the underlying portfolio companies and the Fund’s returns will be dependent upon the performance of the particular portfolio company and its management.

•  The Fund’s performance depends upon the performance of the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers, the Subadviser’s ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them.

•  The Fund will concentrate in the infrastructure industry and may invest a significant portion of its assets in Private Infrastructure Investments, which focus on digital infrastructure, power and utilities, transportation and logistics, renewables and energy efficiency, and social and other infrastructure. Concentration in these sectors may subject the Fund to greater risk and volatility than if investments had been made in issuers in a broader range of sectors.

•  Risks associated with Infrastructure Assets may include regulatory risks, operating and technical risks, government contract risk, risk of increased capital expenditures, demand and user risk, commodity price risk, liquidity risk and litigation risk, among others.

•  The Fund’s investment portfolio will consist primarily of Investment Funds, which hold securities issued primarily by infrastructure companies, and will also consist of investments in infrastructure companies through Co-Investments and Direct Investments, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•  Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow money or otherwise utilize leverage through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility.

•  An Investment Fund Manager’s investments, depending upon strategy, and the Fund’s
Co-Investments
and Direct Investments, may be in infrastructure companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•  The securities in which an Investment Fund Manager may invest, or in which the Fund may invest as a
Co-Investment
or directly as a Direct Investment, may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

•  Fund Investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

•  By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Fund as they relate to the investment portfolio.

•  The Fund is a
non-diversified
fund, which means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although it will be limited by the Fund’s intention to qualify as a RIC under the Code. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•  Although Fund Investors will receive information about the Fund’s investments through the Fund’s shareholder reports, the Fund’s Private Infrastructure Investments do not provide the same degree of information as funds registered under the 1940 Act. Fund Investors will have no right to receive information about the Fund’s investment in Private Infrastructure Investments or the Investment Fund Managers from the Private Infrastructure Investments, and will have no recourse against the Private Infrastructure Investments or their Investment Fund Managers.

•  The Fund (but not the Subsidiaries) intends to qualify as a RIC under the Code; this will limit the percentage of the Fund’s assets that may be invested in the securities of a single issuer or in a combination of certain issuers. If the Fund fails to qualify as such, it may be subject to increased income tax liability.

• The Fund is subject to the risk that Investment Fund Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code.

•  The Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and
non-U.S.
sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund. Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Fund and/or the Corporate Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its investors. The Fund may in the future restructure the Corporate Subsidiary, the manner in which it invests in the Corporate Subsidiary and/or the manner in which the Corporate Subsidiary makes investments, directly or indirectly. The Fund may also invest in the Lead Fund, another Wholly-Owned Subsidiary. See “Investment Program” for additional information about the Fund’s Subsidiaries.

•  The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private funds (such as the Investment Funds), hedge funds, and real estate funds.

•  The Fund’s Private Infrastructure Investments will be priced in the absence of a readily available market and may be priced based on determinations of fair value. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Neither the Adviser nor the Board will be able to confirm independently the accuracy of the Investment Fund Managers’ valuations (which are unaudited, except at year-end).
This risk is exacerbated to the extent that the Private Infrastructure Investments generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations based on the fair value of the Fund’s Private Infrastructure Investments, and will issue Units, on each Business Day.

•  The Fund may not be able to vote on matters that require the approval of investors of Private Infrastructure Investments, including matters that could adversely affect the Fund’s investment in such Private Infrastructure Investment.

• The Fund may receive from a Private Infrastructure Investment an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

• The Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Fund invested in only one Investment Fund.

• Investments located outside of the U.S. may be subject to withholding or other taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•  Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund’s investments in Investment Funds will not benefit from the protections of the 1940 Act. In addition, the Private Infrastructure Investments are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations.

•  Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions, primarily equity options and swaps, for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility,

    non-correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or the clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested.

•  The Fund is registered as an investment company under the 1940 Act, which may limit the Fund’s investment flexibility or access to certain types of investments, including Secondary Investments, compared to a fund that is not so registered.

• Investment Fund Managers may invest the Investment Funds’ assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Fund.

•  To maintain liquidity and to fund Investment Fund capital calls, the Fund may invest in cash and short-term securities. The Subadviser expects that, even when fully invested, the Fund may from time to time hold up to 20% of its assets in liquid investments.

•  The Fund may maintain a sizeable cash position in anticipation of funding capital calls. Even though the Fund may maintain a sizeable position in cash and short-term securities, it is likely to not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund.

Holding a sizeable cash position may result in lower returns than if the Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund, including an adverse impact on the Fund’s ability to fund capital contributions, the Fund’s ability to pay for repurchases of Units tendered by Investors or the Fund’s ability to meet expenses generally. Moreover, if the Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow through a credit facility or other arrangements, (iii) cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

•  Investment Fund Managers may invest the Investment Funds’ assets in securities of, and
Co-Investments
and Direct Investments may be,
non-U.S.
issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Infrastructure Investments that may be denominated in
non-U.S.
currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to

    foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund and/or a Private Infrastructure Investment may be subject to foreign taxation which may reduce the Fund’s yield.

Issuers of foreign securities are subject to different accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries.

•  An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
Co-Investments,
Direct Investments, and single-asset
GP-led
secondaries may also be disproportionally exposed to specific geographic regions.

•  An Investment Fund’s assets may be invested in a limited number of securities, or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

•  Secondary Investments may be acquired based on incomplete or imperfect information, and may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Fund cannot be assured that it is realizing the most favorable price in connection with trades in Secondary Investments. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments typically being purchased at a discount, and then revalued based on such investment’s net asset value.

•  The Fund may be required to sell its position in any Private Infrastructure Investment on private secondary markets at a discount to net asset value, if deemed necessary or appropriate for liquidity or portfolio management reasons.

•  The realization of portfolio company investments made as
Co-Investments
and Direct Investments may take longer than would the realization of investments under the sole control of the Subadviser or the Fund, because the co-investors/direct
investors may require an exit procedure requiring notification of the other co-investors/direct
investors and possibly giving the other
co-investors/direct
investors a right of first refusal or other such contractually limiting right.

•  Third-party
co-investors
may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objectives.

•  The Fund may indirectly make binding commitments to
Co-Investments
or Direct Investments without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investments or Direct Investment.

•  The Fund also generally will not have control over any of the portfolio companies in any of the underlying Investment Funds and will not be able to direct the policies or management decisions of such portfolio companies.

• The Fund may invest in Private Infrastructure Investments that may be newly organized and therefore have no, or only limited, operating histories.

•  The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

The Offering	The minimum initial investment in the Fund in Class S Units is $10,000,000. The minimum initial investment in the Fund in Class I Units is $2,500. The minimum initial investment in the Fund in Class M Units is $2,500. The minimum additional investment in the Fund by any Investor is $500. However, each of the Adviser, the Subadviser or AMG Funds LLC, the Fund’s administrator (the “Administrator” and the “Sponsor”) reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. The Fund, in the sole discretion of the Adviser, the Subadviser or the Sponsor, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

The Units will be offered in a continuous offering through the Fund/SERV electronic ticketing platform. Units will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. Once an Investor’s purchase order is received, a confirmation is sent to the Investor. Investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to Investors.

Investors may purchase Units directly through AMG Distributors, Inc. (the “Distributor”) or through a registered investment adviser (a “RIA”) or other financial intermediary. RIAs and other financial intermediaries may impose additional eligibility requirements as well as additional charges.

Investments in Class M Units of the Fund may be subject to a sales charge of up to 3.50% of the subscription amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Units at any time at the Board’s discretion.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Board of Directors	The Board of Directors (the “Board” or the “Directors”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Directors are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser or the Subadviser (“Independent Directors”). See “Management of the Fund.”

The Adviser and the Subadviser	Pantheon Infra Advisors LLC serves as the Fund’s investment adviser (the “Adviser”) and Pantheon Ventures (US) LP serves as the Fund’s subadviser (the “Subadviser”). The Adviser is a limited liability company organized under the laws of the State of Delaware and the Subadviser is a limited partnership organized under the laws of the State of Delaware. The Adviser and the Subadviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc., a publicly-traded company, indirectly owns a majority of the interests of the Adviser and the Subadviser. The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser and the Adviser has entered into a subadvisory agreement with the Subadviser (the “Subadvisory Agreement”). Each of the Investment Management Agreement and the Subadvisory Agreement provides for an initial term of two years and thereafter may be continued from year to year if its continuation is approved annually by the Board, including a majority of the Independent Directors. The Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Subadvisory Agreement is terminable without penalty, by the Board, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Adviser or by the Subadviser on sixty (60) days’ written notice to the other party.

Under the Investment Management Agreement, the Adviser agrees to develop and furnish continuously an investment program for the Fund. Under the Subadvisory Agreement, the Adviser has delegated the implementation of the investment program to the Subadviser.

Each Subsidiary has entered into similar investment advisory agreements with the Adviser and the Adviser has entered into similar subadvisory agreements with the Subadviser with respect to the Subsidiaries with substantially the same terms (other than compensation) and substantially the same renewal and termination process.

Management Fee	The Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) at an annual rate of 1.30%, payable monthly in arrears, accrued daily based upon the Fund’s average daily “Managed Assets.” The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fees are paid before giving effect to any repurchase of Units in the Fund effective as of the end of such month, if any, and will decrease the net profits or increase the net losses of the Fund. Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments. The Adviser has contractually agreed to waive 0.50% of its Investment Management Fee for a period of one year following the Fund’s commencement of investment operations.

As the sole investor in each Subsidiary, the Fund bears the investment management fee paid by each Subsidiary to the Adviser in consideration of the advisory and other services provided by the Adviser to each Subsidiary. In consideration for such services, each Subsidiary will pay the Adviser a management fee at an annual rate of 1.30% payable monthly in arrears, accrued daily based upon such Subsidiary’s average daily Managed Assets. Furthermore, in consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the management fee that the Adviser otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Adviser under such Subsidiary’s investment management agreement with the Adviser. The management fee is paid to the Adviser out of the assets of the Fund and each Subsidiary and, therefore, decreases the net profits or increases the net losses of the Fund.

The management fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations, or fees charged by the Investment Funds and indirectly borne by Fund Investors.

The Adviser pays a portion of its fee to the Subadviser.

Other Fees and Expenses	The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Units. The Fund, by investing in Private Infrastructure Investments, will indirectly bear its pro rata share of the expenses incurred in the business of the Private Infrastructure Investments. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and 10% to 20% of net profits as a carried interest allocation. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement	The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Cap”).

“Excluded Expenses” is defined to include the following fees and expenses of the Fund and Subsidiaries: (a) the management fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of Investment Funds and special purpose vehicles; (c) acquired fund fees and expenses; (d) transaction costs, including legal costs and brokerage commissions; (e) interest payments; (f) fees and expenses incurred in connection with any credit facilities; (g) the Distribution and/or Service Fees (as applicable); (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes; (j) extraordinary expenses (as determined in the sole discretion of the Adviser), which may include non-recurring
expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.

To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will waive the management fee payable by the Fund or a Subsidiary or pay or reimburse the Fund or a Subsidiary for expenses to the extent necessary to eliminate such excess.

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary.

The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. See “Fees and Expenses – Expense Limitation and Reimbursement Agreement.”

Conflicts of Interest	The Adviser, the Subadviser, the Investment Fund Managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.

Distribution of Units
Class I and Class S Units in the Fund are offered at their current net asset value. Class M Units in the Fund are offered at their current net asset value plus a maximum sales charge of 3.50% of the subscription amount. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Fund is not obligated to sell any Units to anyone.

The Subadviser and certain funds managed by the Subadviser have received an exemptive order from the SEC with respect to the Fund’s multi-class structure. Pursuant to such order, the Fund has adopted a Distribution and Service Plan with respect to Class M Units that is intended to comply with Rule
12b-1
under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation 0.85% on an annualized basis of the average daily net assets of the Fund attributable to Class M Units (the “Distribution and Service Fees”), to the Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Distribution and Service Plan does not apply to Class I and Class S Units. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub-distributors
(“Sub-Distributors”) and to selling agents and other financial intermediaries (“Selling Agents”) that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a
Sub-Distributor
under a
sub-distribution
agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.

In addition, the Adviser, the Subadviser or the Distributor may compensate certain Selling Agents, out of their own assets and not as an additional charge to the Fund, in connection with the sale and distribution of the Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund or the Adviser or the Subadviser.

Valuation
Pursuant to Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations.

The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. In addition,
Co-Investments
and Direct Investments will not have readily ascertainable market prices. The Fund’s securities valuation and pricing services policies and procedures provide that valuations for Private Infrastructure Investments will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser based on information from third-party valuation services or otherwise, under the general supervision of the Board. Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a daily basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser will not be able to confirm with certainty the accuracy of the Investment Fund Managers’ valuations until the Funds receive the Investment Funds’ audited annual financial statements (and even then, the Adviser will only be able to confirm the value as of the financial statement date) and, as with all models, any imperfections, errors, or limitations in the model could affect the ability of the Fund to accurately value Investment Fund assets.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a
closed-end
management investment company. Unlike
open-end
management investment companies (commonly known as “mutual funds”), investors in closed-end
funds do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end
funds.

The Fund is not listed on a national stock exchange, and there currently is no secondary market for the Fund’s Units. In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers.”

Repurchase of Units	As a general matter, on a quarterly basis, the Fund will make repurchase offers, at the per-class
net asset value, to repurchase no less than 5% and no more than 25% of the Fund’s outstanding Units. Typically, the Fund will conduct such quarterly repurchase offers for 5% of the Fund’s outstanding Units.

The time between the notification to investors and the repurchase request deadline may vary from no more than 42 days to no less than 21 days, but will generally be 30 days (the “Repurchase Request Deadline”). Units will be repurchased at the per-class
net asset value per unit determined as of the close of business on a date determined by the Fund, which will be no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). If investors request a repurchase of only a portion of their Units, they must maintain a minimum balance of $2,500 worth of Units of common stock following a repurchase request. See “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure.”

Summary of Taxation	The Fund (but not the Subsidiaries) intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. A fund, such as the Fund, that qualifies as a RIC is not subject to U.S. federal income tax to the extent its income is timely distributed to its investors in a manner qualifying for the dividends-paid deduction. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification test, a 90% gross income test and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify or be eligible.

Certain of the Investment Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will be required to look through to the character of the income of, and will likely be required to look through to the character of the assets and investments held by such Investment Funds treated as partnerships for U.S. federal income tax purposes. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser and the Subadviser to monitor the sources of the Fund’s income and the diversification of its assets, and its ability to otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Provided the Fund qualifies as a RIC, distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Units. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors.

See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Units. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser or the Subadviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes an Investor, solely as a result of the Investor’s investment in the Fund. See “ERISA Considerations” below for additional information.

Reports to Investors	The Fund will furnish to Investors, as soon as practicable after the end of each calendar year, information on Form
1099-DIV
as required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit or make available to Investors unaudited semi-annual reports and audited annual reports (when each becomes available). It is anticipated that reports regarding the Fund’s operations during each quarter will be posted to the Fund’s investor web portal, as well as monthly performance updates that focus on quantitative performance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Additional Information about the Fund	The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, the Administrator, the Distributor and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived. See “Additional Information” and Appendix A.
SUMMARY OF FUND EXPENSES
The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Investors can expect to bear, either directly or indirectly, through the Fund’s investments. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund” and “Application for Investment.”

	Class S	Class I	Class M
INVESTOR TRANSACTION EXPENSES:
Maximum Sales Load (as a percentage of purchase amount) (1)	None	None	3.50%
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None	None	None
ANNUAL EXPENSES:
( As a Percentage of Average Net Assets Attributable to Common Shares )
Investment Management Fee (2)	1.30%	1.30%	1.30%
Distribution and/or Service Fees (3)	None	None	0.85%
Acquired Fund Fees and Expenses (4)(5)	0.55%	0.55%	0.55%
Other Expenses (4)	0.79%	1.04%	0.79%
Total Annual Expenses	2.64%	2.89%	3.49%
Less: Expense Reductions (6)	(0.50)%	(0.50)%	(0.50)%
Net Annual Expenses	2.14%	2.39%	2.99%

(1)
While neither the Fund nor the Distributor imposes an initial sales charge on Class S or Class I Units, if you buy Class S or Class I Units through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. Class S Units, Class I Units and Class M Units will be sold on a continuous basis at the Fund’s then current net asset value per Unit, plus for Class M Units only, a maximum front-end
sales commission of 3.50%. Please consult your financial intermediary for additional information.

(2)
The Investment Management Fee shown is payable in part by the Fund and in part by each Subsidiary. The Fund will pay the Adviser an Investment Management Fee at the annual rate of 1.30% payable monthly in arrears, accrued daily based upon the Fund’s average daily Managed Assets (excluding the assets attributable to each Subsidiary). Each Subsidiary will pay the Adviser a management fee at the annual rate of 1.30% payable monthly in arrears, accrued daily based upon such Subsidiary’s average daily Managed Assets. The Investment Management Fee shown in the table is computed as a percentage of the Fund’s net assets.

(3)
The Subadviser and certain funds managed by the Subadviser have received exemptive relief from the SEC that permits the Fund to offer multiple classes of units. Pursuant to such order, the Fund has also adopted a distribution and service plan for Class M Units. Under the Distribution and Service Plan, the Fund may charge a Distribution and/or Service Fee at an annualized rate of 0.85% of the average daily net assets of the Fund that are attributable to Class M Units, determined as of the end of each month. The Distribution and/or Service Fee is paid for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in Units of the Fund; processing purchase, exchange, and redemption requests by beneficial owners of Units; placing orders with the Fund or its service providers for Units; providing sub-accounting
with respect to Units beneficially owned by Investors; and processing distribution payments for Units of the Fund on behalf of Investors). The Distributor may pay all or a portion of the Distribution and/or Service Fee to selling agents that provide distribution and investor services to Investors.

(4)
Other Expenses and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year. “Other Expenses” include professional fees and other expenses, including, without limitation, organization and offering expenses, filing fees, printing fees, administration fees, transfer agency fees, custody fees, accounting and sub-administration
fees, shareholder servicing fees, trustee fees and insurance costs. Organization and offering expenses include expenses incurred in the Fund’s initial formation and its continuous offering and are estimated to be approximately $800,000 or 0.19% of net assets.

(5)
The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Investment Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” Some of the Investment Funds in which the Fund intends to invest charge incentive fees based on the Investment Funds’ performance. The 0.55% shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the Investment Funds and transaction-related fees. Certain Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00% and up to a 20% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind,
as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(6)
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Cap”). “Excluded Expenses” is defined to include (a) the management fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of Investment Funds, special purpose vehicles and co-investments
in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary associated with the acquisition and disposition of primary investments, secondary investments, co-investments,
ETF investments, and other investments; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes of the Fund or a Subsidiary; (j) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Adviser), which may include non-recurring
expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fees payable by the Fund or a Subsidiary to the extent necessary to eliminate such excess. For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary. The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. The Adviser has also contractually agreed to waive 0.50% of the Investment Management Fee for a period of one year following the Fund’s commencement of investment operations.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses.”
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the Investment Management Fee waiver and Expense Limitation and Reimbursement Agreement for the 1 Year period and the first year of the 3 Year, 5 Year and 10 Year periods in the example).
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, and solely with respect to Class M Units, a 3.50% sales charge:

	1 Year	3 Years	5 Years	10 Years
Class S Units	$22	$77	$136	$294
Class I Units	$24	$85	$148	$318
Class M Units	$64	$134	$206	$395
The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above; if the actual return were greater, the amount of fees and expenses would increase.

FINANCIAL HIGHLIGHTS
The Fund is newly organized, and it has not commenced operations as of the date of this Prospectus. Therefore, there is no financial history for the Fund.
PRIVACY POLICY
This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its Investors and former Investors (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).
The Fund may collect nonpublic personal information about Investors that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.
The Fund only uses and
re-discloses
third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third parties (other than Fund service providers), unless the original third party could have legally shared with such a party.
The Fund does not disclose any nonpublic personal information about Investors or former Investors to nonaffiliated third parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third parties, other than in their capacity as service providers of the Fund.
The Fund has relationships with nonaffiliated third parties that require the Fund to share Investor information in order for the third party to carry out its services for the Fund. These nonaffiliated third parties provide marketing, administration or other related services to the Fund and/or carry out marketing activities on the Fund’s behalf. Each of these nonaffiliated third parties described in this exception is required to enter into a joint marketing or other agreements with the Administrator. These agreements include confidentiality provisions as required by GLBA privacy regulations. These provisions ensure that the nonaffiliated third party only uses and re-discloses
Investor nonpublic personal information for the purpose for which it was originally disclosed.
The Fund may also share information when it is necessary to effect, administer, or enforce a transaction for an Investor or if an Investor initiates a request for the Fund to share information with an outside party. All requests by Investors must be received in writing from the Investor or the Investor’s authorized representative.
It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. The Fund also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct the Fund to do so.
USE OF PROCEEDS
The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable.
The Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, directly, or indirectly through a Subsidiary, in Private Infrastructure Investments pursuant to the Fund’s investment objective and principal strategies. Notwithstanding the foregoing, the Subadviser anticipates that it may take up to 6 months to invest all or substantially all of the proceeds from a sale of Units in accordance with the Fund’s investment objective and policies. The Subadviser anticipates this to be the case because of the limited opportunities that exist to invest in Private Infrastructure Investments.

To maintain liquidity and to fund Investment Fund capital calls, the Fund may invest in cash and short-term securities. While the Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Fund may hold a substantial portion of its assets in cash and short term investments as it seeks for desirable investments for the private asset portion of the Fund’s portfolio.
THE FUND AND STRUCTURE
The Fund, which is registered under the 1940 Act as a
closed-end,
non-diversified,
management investment company, was recently organized as a Delaware limited liability company on November 21, 2024. The Fund continuously offers its Units and is operated as an “interval fund.” The Fund’s principal office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, and its telephone number is
800-548-4539.
Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Management Agreement and the Subadviser pursuant to the Subadvisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. See “Management of the Fund.”
Investment Funds are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. Securities offered by Investment Funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors. The managers of such funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Registered closed-end
investment companies are typically managed more conservatively than most Investment Funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to Investment Funds, registered closed-end
companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.
Investors purchase Units in the Fund. The Units will generally be offered for purchase on any Business Day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Units will be issued at net asset value per Unit, plus any applicable sales charge. In contrast to many Private Infrastructure Investments, the Fund is permitted to offer Units to an unlimited number of Investors. The Fund was designed to permit Investors to participate in an investment program that employs infrastructure strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many Private Infrastructure Investments, and without subjecting the Fund to the same restrictions on the number of Investors as are imposed on many of those Private Infrastructure Investments.
INVESTMENT PROGRAM
The Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly or indirectly in Infrastructure Assets. This 80% policy may be changed by the Board, upon 60 days’ written notice to Investors. The Fund considers “Infrastructure Assets” to be investments in physical and organizational structures and facilities needed for the operation of a society or enterprise, and the companies or projects involved in the development, maintenance, and operation of such facilities. The Fund considers companies and projects involved in the development, maintenance, and operation of the physical and organizational structures and facilities needed for the operation of a society and/or large scale commerce to themselves be Infrastructure Assets because such companies are providing the essential services and structures needed to support such facilities. Infrastructure Assets are investments that typically feature attractive investment characteristics such as any of: essential services or high barriers to entry, relatively durable demand, regulated returns or long term contracted cash flow, and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Examples of Infrastructure Assets include:

i.
Digital infrastructure, which are the foundational technologies and systems that support the use and operation of digital products and services, such as datacenters, cable networks, communication towers, fiber, spectrum, satellite systems, and wireless;

ii.
Power and utilities, such as transmission and distribution systems, storage facilities, power generation, metering, district heating and cooling, water conveyance and distribution, water/wastewater treatment, and waste treatment;

iii.
Transportation and logistics, logistics meaning the management and coordination of the movement, storage, and flow of goods, services, and information, such as toll roads, bridges, tunnels, airports and aviation, ports and shipping, railroads, mass transit, and cold storage

iv.
Renewables and energy efficiency, energy efficiency meaning the services and structures that assist with using less energy, such as renewable power (wind, solar, etc.), electric vehicle charging, energy efficiency, and battery storage; and

v.
Social and other infrastructure, which are the facilities and systems that support the quality of life and well-being of communities, such as waste management, healthcare services, hospital and care homes, and student accommodation.

Infrastructure Assets also include the following other real assets classes, which are tangible assets that are that are critical for the functioning of society: real estate; other transportation assets, such as commercial aviation investments; equipment, including leases on equipment (including railroad cars and office equipment); and other assets similar to or with infrastructure-like characteristics. All such investments may be made through equity, debt or holding the asset itself, either by the Fund or an Investment Fund.
While most Infrastructure Assets benefit in some way from defensive characteristics, in the form of essential services, barriers to entry, contracted cash flows or regulated returns, the risk and return profile of infrastructure investments does differ across sectors and strategies, and assets are often grouped into a few key categories, reflecting these differences.
The term “Investment Fund” as used herein refers to Private Infrastructure Investments (as defined below) made through an investment entity or structure (and not directly). Each underlying Investment Fund typically is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund).
The Fund intends to invest in Infrastructure Assets mainly through the following types of private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”):

•
Secondary Investments: (a) acquisitions of existing interests in Investment Funds that invest primarily in Infrastructure Assets from third-party investors in privately negotiated transactions and (b) investments in, or acquisitions of, interests in newly established vehicles that are created to primarily acquire and hold one or more Infrastructure Assets of an existing private investment fund and are led by the third party manager of the private investment fund;

•
Co-Investments:
investments primarily in Infrastructure Assets that are made alongside a general partner or manager (or equivalent) by investing directly in companies or through an investment in a private investment fund;

•	Primary Investments: investments in new interests in Investment Funds that invest primarily in Infrastructure Assets, and

•	Direct Investments: direct investments in Infrastructure Assets that are not made alongside a general partner or manager (or equivalent).
The Fund’s foregoing investments in Secondary Investments,
Co-Investments,
Primary Investments, Direct Investments, and other private investments in Infrastructure Assets are referred to herein as “Private Infrastructure Investments.”

Under normal circumstances, when fully deployed, the Fund will seek to obtain exposure to Infrastructure Assets by targeting the following allocations: (i) 60% or more of its Infrastructure Asset exposure being obtained through (a) Secondary Investments and (ii) up to 40% of its Infrastructure Asset exposure being obtained through
Co-Investments,
Primary Investments, Direct Investments and other investments in Infrastructure Assets. The Fund does not intend to invest in governmental entities.
The Investment Funds are not registered as investment companies under the 1940 Act because they do not meet the definition of investment company under the 1940 Act or because they are relying on exclusions in Sections 3(c)(1), 3(c)(5), and/or 3(c)(7). “See “Investment Program - Infrastructure Investment Types” for additional information on the different types of Investment Funds. The Fund considers an Investment Fund to be primarily invested in Infrastructure Assets if it invests or seeks to invest at least 60% of its assets in Infrastructure Assets.
The Fund may invest in or have exposure to cash, cash equivalents and other short-term investments and exchange-traded funds (“ETFs”). The allocation among these types of investments may vary from time to time.
The Fund may make investments directly or indirectly through its two subsidiaries that are 100% owned (“Wholly-Owned”) by the Fund (each a “Subsidiary” and together, the “Subsidiaries”). Each Subsidiary has the same investment objective and strategies as the Fund and, like the Fund, is managed by the Adviser and subadvised by the Subadviser. Pursuant to Subchapter M of the Code, the Fund may invest up to 25% of its total assets measured quarterly in the Wholly-Owned subsidiary organized as a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes (the “Corporate Subsidiary”). The Fund’s investment in the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient
manner. The Fund may also invest all or a portion of its assets in a second Wholly-Owned subsidiary organized as a Delaware limited liability company that intends to be treated as a disregarded entity for U.S. federal income tax purposes (the “Lead Fund”). The Lead Fund will be organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Except as otherwise provided, references to the Fund’s investments include each Subsidiary’s investments for the convenience of the reader.
In pursuing the Fund’s investment objective, the Fund will seek to invest across a diverse selection of geographies (e.g., North America, the United Kingdom (the “UK”)/Europe, Asia, and emerging markets, with a primary focus on North America and UK/Europe), and infrastructure sectors (e.g., digital infrastructure, power and utilities, transportation and logistics, renewables and energy efficiency, and social and other infrastructure). At any given time, the Fund’s geographic allocation may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Fund’s ability to access certain types of investment opportunities (including certain types of Private Infrastructure Investments) may be limited by legal, regulatory or tax considerations related to the Fund’s status as a registered investment company, resulting in periods during which the Fund may not have any exposure to such investments.
The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens on investors typically associated with private fund investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule
K-1s.
To maintain liquidity and to fund Investment Fund capital calls, the Fund may invest in cash and short-term securities. While the Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, it may hold a substantial portion of its assets in cash and short term investments as it seeks desirable investments for its Private Infrastructure Investments.
The Fund may invest in derivatives (such as options, swaps, exchange-listed and over-the-counter
put and call options, futures, and forward contracts) to hedge currency and interest rate risk.
In addition to the foregoing, the Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Fund with temporary liquidity.
The Fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets will not constitute a violation of that limitation

The Subadviser and certain funds managed by the Subadviser have obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser, the Subadviser and their affiliates, subject to certain terms and conditions.
Investment Strategies
The Fund seeks to provide Investors with long-term capital appreciation by constructing a global portfolio of Infrastructure Assets.
The principal elements of the Subadviser’s infrastructure investment strategy include: (i) allocating the assets of the Fund among Private Infrastructure Investments; (ii) seeking to manage the Fund’s investment level and liquidity using the Subadviser’s commitment strategy; and (iii) seeking to manage risk through ongoing monitoring of the portfolio.

•
Asset Allocation.
With respect to Investment Funds, the Fund will define a strategic asset allocation that seeks to benefit from long-term diverse investments through exposure to different geographic markets and infrastructure sectors. The Subadviser seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on-going
basis. This approach enables the Subadviser to construct portfolios that the Subadviser believes are appropriately diverse and reflect the Subadviser’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Fund will allocate its capital through Secondary Investments, Private Infrastructure Investments and other investments in Infrastructure Assets.

•
Access.
The Fund will seek to provide Investors with access to Private Infrastructure Investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•
Commitment Strategy.
Private fund investments are complicated by the fact that commitments to Investment Funds are generally not immediately invested. Instead, amounts of capital committed to investment in the Investment Funds are drawn down and invested over time, as underlying investments are identified by the relevant Investment Fund Manager—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. “Commitment strategy” refers to the Subadviser’s strategy for managing this process of committing capital to underlying investments. This strategy is applicable to Secondary Investments and
Co-Investments
to a lesser degree than primary investments. The Subadviser intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. The Subadviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. The Fund may commit to invest directly or indirectly in Infrastructure Assets in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate investment level.

The commitment strategy will aim to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, borrowing through a credit facility, the tender of Units by Investors and any distributions made to Investors. To forecast portfolio cash flows, the Subadviser will utilize a model that incorporates historical data, actual portfolio observations, insights from the Investment Fund Managers and forecasts by the Subadviser. The commitment strategy—and, specifically, the “over-commitment” strategy—carries a degree of risk. See “Types of Investments and Related Risk Factors—Commitment Strategy.”

•
Risk Management.
The long-term nature of private fund investments requires a commitment to ongoing risk management. The Subadviser seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies in which the Fund invests directly and that are material positions in the Investment Funds held by the Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Subadviser will seek to recognize potential issues and to take appropriate action.

The Subadviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating commitments across several geographies and infrastructure sectors; (ii) allocating capital among Private Infrastructure Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests and capital calls, consistent with the limitations and requirements of the 1940 Act.
The Subadviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors (including, during adverse market conditions, selling investments at a discount).
The Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes. The 1940 Act generally requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that, as a general matter, the value of the Fund’s total indebtedness may not exceed one-third
of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Subject to certain exceptions, the 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets, measured at the time of borrowing. Such temporary borrowings are not subject to the Asset Coverage Requirement in connection with the Fund’s borrowings for investment purposes.
No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.
Infrastructure Investment Types
Some of the investments that the Subadviser will consider with respect to the Fund include, but are not limited to:

•	Secondary Investments. The Subadviser intends to invest into two types of Secondary Investments, described broadly below.
Traditional Secondary Investments, or
“LP-led
secondaries,” refer to investments in existing Investment Funds or assets through the acquisition of an existing interest in a private investment fund or asset from a third-party investor in a privately negotiated transaction. The buyer of the existing investment agrees to take on future funding obligations and liabilities associated with owning the interest in the private investment fund in exchange for future returns and distributions.
LP-led
secondaries are priced as a percentage of the net asset value of a private investment fund or asset. Investment Funds targeted in
LP-led
secondaries have typically already invested in portfolio companies, and thus they are viewed as more mature investments and further along in their development pattern as compared to Primary Investments. As a result, their investment returns may not exhibit a pronounced
J-curve
pattern expected by Primary Investments in their early stages. In addition,
LP-led
secondaries typically provide earlier distributions than Primary Investments. Past performance is not indicative of future results. There can be no assurance, however, that any or all Secondary Investments made by the Fund will exhibit this pattern of investment development. In addition, the Fund’s ability to access Secondary Investments may be limited by legal, regulatory or tax considerations related to the Fund’s status as a registered investment company.

General Partner
(GP)-led
secondaries are typically interests or investments in newly established vehicles that are created to acquire and hold one or more assets of an existing private investment fund and are led by the GP of the private investment fund. The GP initiates a sale of some or all of the private investment fund’s assets to a new vehicle, and existing investors of the private investment fund and new investors are given the opportunity to invest in the new vehicle.

•
Co-Investments.
Co-Investments
represent opportunities to invest in specific portfolio companies that are otherwise represented in a private investment fund. Such investments are typically made alongside Investment Funds.
Co-Investments
are typically offered to private investment fund investors when the Investment Fund Manager believes that there is an attractive investment for the private investment fund but the total size of the potential holding exceeds the targeted size for the private investment fund. It is anticipated that
Co-Investments
will be formed and managed by third-party fund managers and that neither the Adviser or Subadviser nor the Fund will be able to exercise day to day control over the
Co-Investments.

•
Direct Investments
. Direct Investments involve acquiring a direct interest in securities issued by an operating company. While
Co-Investments
are typically made alongside a private investment fund, Direct Investments are typically made as part of a club of traditional limited partners investing directly or as the only investor in an operating company. Direct Investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

•
Primary Investments.
Primary Investments are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Most private fund sponsors raise new funds only every two to four years. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the
“J-curve,”
in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.
Portfolio Allocation
The Fund’s investment process will begin with an allocation framework among: (i) Private Infrastructure Investments and (ii) investments that are focused primarily in North America and UK/Europe but may also include the Asia Pacific region (“APAC”) and the rest of the world. The framework also provides for allocation across infrastructure sectors. It is expected that through such allocation, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, or a smaller number of funds.
Over time, the allocation ranges and commitment strategy may be adjusted based on the Subadviser’s analysis of the infrastructure market, the Fund’s existing portfolio at the relevant time, or other pertinent factors. The Fund’s exposure to certain types of investments may vary from time to time depending on legal, regulatory or tax considerations. See “Types of Investments and Related Risk Factors.”

To maintain liquidity and to fund Investment Fund capital calls, the Fund may invest in cash and short term securities. As described previously, while the Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Fund may hold a substantial portion of its assets in cash and short term investments as it seeks desirable investments for the Private Infrastructure Investments. The Fund may also invest in ETFs.
The Fund’s asset allocation, when fully deployed, is expected to be as noted below. The Subadviser expects that even when the Fund’s assets are fully invested, a substantial portion of the Fund’s assets may consist of liquid assets, including high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents. At any given time, the Fund’s geographic allocation may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies.
Asset Allocation

Investment Type
Secondary Investments	60	% - 100%
Direct Investments/Co-Investments/Primary Investments/Other	0	% - 40%
Cash, Cash Equivalents and ETFs	0	% - 20%

Geographic Region
North America	30	% - 60%
UK/Europe	30	% - 60%
APAC and Rest of World	0	% - 15%
Hedging Techniques
As described above, the Subadviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over-the-counter
put and call options, futures, and forward contracts.
Temporary Defensive Strategies
The Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. For defensive purposes, the Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective. In addition, the Fund may, in the Subadviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Fund, or other operational needs, or otherwise in the sole discretion of the Subadviser. Given the nature of the Fund’s investments, the Fund may be unable to significantly alter its portfolio to respond to short term market changes.
Investment Selection
The Subadviser intends to invest in a broad spectrum of Private Infrastructure Investments determined by a diverse selection of Investment Fund Managers, geographies, and infrastructure sectors. The Subadviser’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top-down
and a
bottom-up
approach. The
top-down
process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Fund, while the bottom-up
process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the

Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Subadviser will select Private Infrastructure Investments on the basis of strategy, availability, pricing, and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows of the Infrastructure Assets; past performance of the Infrastructure Assets and the Investment Fund Manager during various time periods and market cycles; and the Investment Fund Manager’s experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, general partners/Investment Fund Managers and limited partners of Investment Funds, and then individually evaluated by the Subadviser’s and its affiliates’ investment professionals using its selection process. See “Investment Program—Due Diligence” below.
Secondary Investments
With respect to Secondary Investments, the Subadviser’s approach to the market is driven by a strategic focus on high-quality, attractively valued assets. The Subadviser seeks opportunities to invest in portfolios of Infrastructure Assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Subadviser’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Subadviser believes are the most attractively priced secondary transaction opportunities available in the market for the Fund at a particular point in time. A key consideration informing the Subadviser’s Secondary Investment strategy is manager and asset quality. In sourcing opportunities, the Subadviser focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying infrastructure assets with the characteristics to provide upside potential as well as resilience in downside scenarios.
Co-Investments
The Subadviser seeks to identify
Co-Investments
for the Fund from a select group of Investment Fund Managers with which the Subadviser generally has long-standing relationships.
Co-Investments
are managed by primary fund managers that are screened, analyzed, and monitored by the Subadviser. The Subadviser focuses on Investment Fund Managers with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit infrastructure companies successfully. This framework of manager selection within the Subadviser’s investment programs, and the Subadviser’s evaluation of current market conditions, determines the amount, quality, and type of
Co-Investments
the Subadviser is likely to originate.
Direct Investments
The Subadviser seeks to identify Direct Investments that may be managed by a group of limited partners who form a “club” to acquire a stake in the specific Infrastructure Asset. The Subadviser focuses on limited partners with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit infrastructure companies successfully. This framework of selection within the Subadviser’s investment programs, and the Subadviser’s evaluation of current market conditions, determines the amount, quality, and type of Direct Investments the Subadviser is likely to originate.
Primary Investments
The Subadviser seeks to identify Primary Investments for the Fund from a select group of Investment Managers with which the Subadviser generally has long-standing relationships. A key consideration informing the Subadviser’s Primary Investments is manager quality. In sourcing such opportunities, the Subadviser focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying infrastructure assets with the characteristics to provide upside potential as well as resilience in downside scenarios. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Other Real Assets
The Subadviser seeks to identify investments in the following other real assets classes: real estate; other transportation assets, such as commercial aviation investments; equipment, including leases on equipment (including railroad cars and office equipment); and other assets similar to or with infrastructure-like characteristics.
Affiliated Transactions
The Subadviser and certain funds managed by the Subadviser have obtained exemptive relief from the SEC that permits the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser, the Subadviser and their affiliates, subject to certain terms and conditions.
Due Diligence
The Subadviser and its personnel use a range of resources to identify and source the availability of promising Private Infrastructure Investments. The Subadviser’s diligence process focuses on risk management, investment, and operational diligence. The Subadviser will select Private Infrastructure Investments on the basis of strategy, availability, pricing, and various qualitative and quantitative criteria, including the Subadviser’s analysis of actual and projected cash flows of the Infrastructure Assets; past performance of the Infrastructure Assets and the Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ experience, expertise, and adherence to investment philosophy. After making an investment in a Private Infrastructure Investment, and as part of its ongoing diligence process, the Subadviser will seek to: track operating information and other pertinent details; maintain an active dialogue with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Infrastructure Asset or Private Infrastructure Investment personnel and changes in policies. The Subadviser expects to regularly communicate with Investment Fund Managers and other personnel about the Private Infrastructure Investments or Infrastructure Assets in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.
The Subadviser and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Fund. The Subadviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Subadviser’s investment committees are responsible for portfolio allocation and final investment decisions.
The Subadviser typically identifies prospective investments from multiple sources, including a network of infrastructure managers, intermediaries, industry networks, and investors in Private Infrastructure Investments. The Subadviser seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, and meetings with managers and intermediaries before they become investable.
Investment opportunities, including Private Infrastructure Investments, are typically subjected to initial screening, designed with the aim of identifying those investments with the greatest potential to deliver attractive performance. The screening includes determining whether a potential investment is appropriate for the Fund’s investment objective and strategy; assessing potential return scenarios, value drivers, and income profile; exploring potential macro and business risks; determining Investment Fund Manager expertise; assessing the dynamics of the transaction; and conducting an initial review of the underlying portfolio company. Once an investment has passed the initial screen, the Subadviser then begins its preliminary due diligence of the opportunity, which includes both top-down
and
bottom-up
analyses. The Subadviser reviews third-party financial models and internal fund and company databases, evaluates macro trends and sector themes, identifies risks and potential mitigants, and completes preliminary financial models.
If an investment passes through preliminary due diligence, the Subadviser conducts a combination of qualitative and quantitative analyses in advanced due diligence to assess the merits and risks of an investment opportunity. For traditional Secondary Investments, the Subadviser will review the performance of the Investment Fund relative to a peer group. With respect to each Private Infrastructure Investment, the Subadviser will review the performance of the underlying portfolio company relative to market comparables. The Subadviser will also conduct an asset-by-asset
diligence of the valuation, business metrics, investment thesis, value add initiatives and exit scenarios. During its due diligence process, the Subadviser will conduct onsite meetings with Investment Fund Managers or the underlying portfolio company and will conduct background checks and reference checks on key persons and businesses. The Subadviser will also conduct an assessment of the underlying portfolio company’s governance practices, which covers sound management structures, employee relations, remuneration and tax compliance.
While the summary above provides an overall framework of diligence processes anticipated to be used by the Subadviser, it is not intended to be prescriptive or restrictive to the Subadviser’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.
After making an investment, and as part of its ongoing monitoring process, the Subadviser will seek to (i) track operating information and other information regarding the investment; (ii) maintain an active dialogue with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Subadviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Subadviser will be accurate or will be provided on a timely basis or in the manner requested.
The Subadviser uses its private fund investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Subadviser utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.
Portfolio Construction
The Subadviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Subadviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Subadviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.
The Subadviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) allocating commitments across several geographies and infrastructure sectors; (ii) allocating capital among Private Infrastructure Investments; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy repurchase requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; and (vi) seeking to invest in cash and short-term securities to provide liquidity to satisfy repurchase requests and capital calls, consistent with the limitations and requirements of the 1940 Act.
The Subadviser may sell the Fund’s portfolio holdings at any time, including to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors, (including, during adverse market conditions, selling investments at a discount).
The Subadviser will seek to allocate Fund assets among the Private Infrastructure Investments that, in its view, represent attractive investment opportunities. Allocation depends on the Subadviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Subadviser generally seeks to invest the Fund’s assets in Private Infrastructure Investments whose expected risk-adjusted returns are deemed attractive.

The Fund is a
“non-diversified”
fund under the 1940 Act. See “Types of Investments and Related Risk
Factors—Non-Diversified
Status.” The Subadviser believes, however, that the Fund should generally maintain a portfolio of Private Infrastructure Investments varied by infrastructure sector and geography to diminish the impact on the Fund of any one Private Infrastructure Investment’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Private Infrastructure Investment.
Where only voting securities may be available for purchase by the Fund, the Fund may seek to create by contract the same result as owning a non-voting
security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.
The Private Infrastructure Investments are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Fund, the Private Infrastructure Investments are not subject to the 1940 Act.
There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”
TYPES OF INVESTMENTS AND RELATED RISK FACTORS
General Risks
Investing in the Fund involves risks, including those associated with investments made by the Private Infrastructure Investments in which the Fund invests. References in this section to the “Fund” also include each Subsidiary, which shares the same risks as the Fund.
Investment Risk
. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a few issuers or issuers in a single sector, the risk of any investment decision is increased. A Private Infrastructure Investment’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.
An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Subadviser’s selection of Private Infrastructure Investments, the allocation of offering proceeds thereto and the performance of the Private Infrastructure Investments. In addition to the risks associated with infrastructure assets described below, the Private Infrastructure Investments’ investment activities involve the risks associated with private investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Fund or the Private Infrastructure Investments. Although the Subadviser will attempt to moderate these risks, no assurance can be given that (i) the Private Infrastructure Investments’ investment programs, investment strategies and investment decisions will be successful; (ii) the Private Infrastructure Investments will achieve their return expectations; (iii) the Private Infrastructure Investments will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund. Any event which affects adversely the value of an investment by the Fund or an Investment Fund would be magnified to the extent the Fund or such Investment Fund is leveraged.

All investments made by the Private Infrastructure Investments risk the loss of capital. The Private Infrastructure Investments’ results may vary substantially over time.
Investment Discretion; Dependence on the Subadviser
. The Subadviser has complete discretion to select the Private Infrastructure Investments as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Subadviser to identify and implement investments for the Fund (“Fund Investments”) consistent with the Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Subadviser in respect of the Fund Investments. The Subadviser has the authority and responsibility for portfolio construction, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Subadviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Subadviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for Investors to gain access to any particular Private Infrastructure Investment.
Concentration of Investments
. The Fund will concentrate in the infrastructure industry and may invest a significant portion of its assets in Private Infrastructure Investments that invest all or a portion of their assets in Infrastructure Assets. Concentration in these sectors may subject the Fund to greater risk and volatility than if investments had been made in issuers in a broader range of sectors.
Investments in Infrastructure Assets
.
 General.
Investments in infrastructure assets are subject to the risks of adverse local, national and international economic, regulatory, political, legal, demographic, environmental, and other developments affecting their industry. Infrastructure companies may be adversely affected by, among other things, high interest costs related to capital construction programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; the financial condition of users and suppliers of infrastructure assets; inexperience with and potential losses resulting from the deregulation of a particular industry or sector; costs associated with compliance and changes in environmental and other regulations; regulation or intervention by various government authorities, including government regulation of rates charged to customers; the imposition of special tariffs and changes in tax laws; regulatory policies and accounting standards; technological developments and disruptions; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; disruptive weather and environmental effects; service interruption and/or legal challenges due to environmental, operational or other accidents; force majeure acts, terrorist events, under-insured or uninsurable losses; the effect of economic slowdown; surplus capacity; increased competition; uninsured casualties; insurance costs; uncertainties concerning the availability of fuel at reasonable prices; and the effects of energy conservation policies and general changes in market sentiment towards infrastructure assets, among other factors. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns. Additional risks include, but are not limited to, the following:
Regulatory Risks
. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value, of the Fund.
Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for an infrastructure company or loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an infrastructure company’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact of these requirements on an infrastructure company, and therefore on the Fund, may be complicated by the fact that such infrastructure company may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investment and on the Fund’s ability to meet its investment objectives.
Operating and Technical Risks
. Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.
The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in infrastructure assets may adversely affect the financial returns of the Fund.
Government Contract Risk.
To the extent that the Fund gains exposure to infrastructure assets that are governed by concession agreements with governmental authorities (i.e., agreements between a government, whether at the national, state, local, district or other level, and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.
Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an issuer’s or Private Infrastructure Investment’s operations, or implement laws or regulations affecting such issuer’s or Private Infrastructure Investment’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure companies provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.
Capital Expenditures
. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.
Demand and User Risk
. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Demand for infrastructure assets may also be subject to seasonal variations. Any reduction in demand and/or the number of users may negatively impact the financial condition of an infrastructure company.
Commodity Price Risk
: The operation and cash flows of infrastructure assets may depend, in some cases to a significant extent, upon prevailing market prices for energy commodities. Historically, the markets for oil, gas, coal and power have been volatile. This volatility is likely to continue in the future and be beyond the control of an infrastructure company or the Fund.
Lack of Liquidity of Infrastructure Assets.
Although infrastructure assets may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments.

Litigation Risk
. Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher for infrastructure companies than for companies in other industries. In addition, an infrastructure company may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third-party losses related to disruption of the provision of infrastructure services. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure assets underlying the Fund’s investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the infrastructure company or the infrastructure asset.
Project Finance
. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Such risk can include many, if not all, of the risks discussed in this “Types of Investments and Related Risk Factors” section. Some investments may relate to projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.
Follow-On
Investments
. An infrastructure investor may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that a Private Infrastructure Investment in which the Fund invests will wish to make follow-on
investments or that it will have sufficient funds to do so. Other investors in infrastructure investments in which the Fund has a direct or indirect interest may decline to fund their pro rata share of any such follow-on
investments. Any decision by a Private Infrastructure Investment not to make a follow-on
investment or its inability to make a
follow-on
investment may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish the Private Infrastructure Investment’s ability to influence the investment’s future development.
Risks of Investments in Certain Infrastructure Assets
. Private Infrastructure Investments may invest in assets such as aircraft, rail cars, ships, power plants, distribution networks, toll roads, other infrastructure assets, and various types of machinery and equipment. These investments are subject to risks, including destruction, loss, terrorist attacks, industry-specific regulation (e.g., pollution control regulation), operating failures, and labor relations, that typically may not be present with respect to other investments. In addition, the regulation of such assets is extensive and variable, and a Private Infrastructure Investment’s commitment to certain of such assets could be wholly illiquid for long periods of time.
Investments in such assets may be made by means of debt or equity instruments, and/or through the use of trusts and special purpose corporations in which various types of assets may be securitized in pass-through structures. These types of asset-backed securities present certain risks that are not presented by other types of investments. For example, these types of securities may not have the benefit of the same security interest in the related collateral as other types of investments. There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the originator of the assets or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
Utilities and Energy Sectors
. The Fund’s investments in Private Infrastructure Investments may include investments with a focus on the utilities and energy sectors, thereby exposing the Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Fund, to risks associated with these sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Transportation Sector
. The Fund’s investment in Private Infrastructure Investments may include investments with a focus on the transportation sector, thereby exposing the Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Fund, to risks associated with this sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors.
Real Estate Investments
. The Fund’s investment in Private Infrastructure Investments may include investments with a focus on the real estate sector, thereby exposing the Fund to risks associated with this sector. In addition, infrastructure investments may be subject to the risks inherent in the ownership and operation of assets or business which derive a substantial amount of their value from real estate and real estate-related interests. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were down significantly on average. In addition, the commercial real estate sector in the United States was under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures increased over this time period, which led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the instability in the credit markets adversely affected, and could adversely affect in the future, the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn adversely affected, and could adversely affect in the future, the real estate markets.
Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.
Limitations on Transfer; Units Not Listed; No Market for Units
. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Fund. Units are not traded on any securities exchange or other market. No secondary market currently exists for Units.
Closed-End
Fund; Liquidity Risks
. The Fund is a
non-diversified,
closed-end
management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) in that investors in a closed-end
fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund will generally make quarterly repurchase offers, there is no guarantee that Investors will be able to sell all of the Units that they desire to sell in any particular repurchase offer.
Repurchase Risks
. The Fund is a
closed-end
investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers (subject to certain specific exceptions in Rule
23c-3
under the 1940 Act) of not less than 5% and not more than 25% of the Fund’s outstanding Units on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Units each quarter, and there is no guarantee that Investors will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Units tendered by each Investor. The potential for proration may cause some investors to tender more Units for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Units would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Units by increasing the Fund’s expenses and reducing any net investment income. Further, the Fund’s use of cash to fund repurchases may impede its ability to distribute a sufficient amount to investors to qualify as a RIC or to avoid income or excise taxes.
An Investor may be subject to market and other risks, and the net asset value of Units tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the net asset value for tendered Units is determined. In addition, the repurchase of Units by the Fund may be a taxable event to investors, potentially including even investors who do not tender any Units in such repurchase.
Units in the Fund provide limited liquidity since Investors will not be able to redeem Units on a daily basis. An Investor may not be able to tender its Units in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Units are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Units in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.
The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.
Notices of each repurchase offer are intended to be sent to Investors no more than 42 days and no less than 21 days before the “Repurchase Request Deadline” (i.e., the date by which Investors can tender their Units in response to a repurchase offer). The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Investors between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If an Investor tenders all of its Units (or a portion of its Units) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Investor after the Repurchase Request Deadline. Because the net asset value applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, an Investor will not know its repurchase price until after it has irrevocably tendered its Units. See “Repurchases of Units and Transfers—Offers to Repurchase” and “Repurchases of Units and Transfers—Repurchase Procedure.” Investors may be subject to market risk in relation to the tender of their Units for repurchase because like other market investments, the value of the Fund’s Units may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s Units.
Investment Fund Investments
. Investments by Investment Funds are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Investment Funds, often organized as limited partnerships, are the most common vehicles for making private investments. Investment in Investment Funds involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Investment Funds are generally dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private funds to obtain the required financing. Investment Funds are not registered as investment companies under the 1940 Act, and, therefore, are not subject to the same restrictions and reporting requirements as the Fund. The Fund may not have transparency regarding an Investment Fund’s practices and holdings and the value of interests held by Investment Funds, which can impact the valuation of the Fund’s holdings.

In addition, the Fund may agree to indemnify the Private Infrastructure Investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Private Infrastructure Investments. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.
From time to time, the Fund or a Private Infrastructure Investment or their respective affiliates may come into possession of material, non-public
information concerning an entity or issuer related to the
Co-Investment
or Direct Investment or in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Private Infrastructure Investment’s ability to buy or sell securities of the issuer.
General Risks of Secondary Investments
. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Subadviser considers (for commercial, tax, legal or other reasons) less attractive. In some instances, returns on secondaries will be higher than returns on primaries as a result of such secondaries typically being purchased at a discount, and then revalued based on such investment’s net asset value. Where the Fund acquires an Investment Fund interest as a Secondary Investment, the Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to primary investments.
Contingent Liabilities Associated with Secondary Investments
. Where the Fund acquires an Investment Fund interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Subadviser does not anticipate that the Fund will accrue contingent liabilities with respect to Secondary Investments often, but each Secondary Investment bears the risk of being subject to contingent liabilities.
Risks Relating to Secondary Investments Involving Syndicates
. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.
Access to Secondary Investments
. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make Secondary Investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a RIC under the Code can limit its ability to acquire or continue to hold positions in Secondary Investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act and/or a fund that does not intend to be treated as a RIC) in determining whether an investment is permissible under the 1940 Act and/or the requirements for qualification as a RIC and in structuring investments to comply with the 1940 Act and/or the requirements for qualification as a RIC, which reduces returns to investors in the Fund.

Co-Investments
. The Fund may invest indirectly in Portfolio Companies with other co-investors
(including affiliates of the Adviser or Subadviser) by means of co-investment
vehicles formed to facilitate such investments. It is anticipated that
Co-Investments
will be formed and managed by third-party fund managers and that neither the Adviser or Subadviser nor the Fund will be able to exercise day to day control over the
Co-Investments.
The realization of Portfolio Company investments made as
co-investments
may take longer than would the realization of investments under the sole control of the Adviser, the Subadviser or the Fund because the co-investors
may require an exit procedure requiring notification of the other co-investors
and possibly giving the other
co-investors
a right of first refusal or a right to initiate a
buy-sell
procedure (i.e
.,
one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating
party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).
Co-Investments
may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor.
Third-party
co-investors
may also have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the
Co-Investments,
including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.
With respect to
Co-Investments,
the Fund will be highly dependent upon the capabilities of the Investment Fund Managers alongside whom the investment is made. The Fund may indirectly make binding commitments to
Co-Investments
without an ability to participate in their management and control and with no or limited ability to transfer its interests in such
Co-Investments.
In some cases, the Fund will be obligated to fund its entire investment for a
Co-Investment
up front, and in other cases the Fund will make commitments to fund from time to time as called by the managers of the
Co-Investments.
Neither the Adviser or Subadviser nor the Fund will have control over the timing of capital calls or distributions received from
Co-Investments,
or over investment decisions made by such
Co-Investments.
Through
Co-Investments,
the Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.
Wholly-Owned Subsidiaries Risk
. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Adviser that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and custody, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Fund as they relate to the investment portfolio. The Fund owns 100% of, and controls, each Subsidiary, which, like the Fund, is managed by the Adviser and subadvised by the Subadviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its investors. In managing a Subsidiary’s investment portfolio, the Subadviser will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Fund and the Subsidiaries are organized, could result in the inability of the Fund and/or a Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its investors.

Borrowing
. The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. The Fund may borrow money through a credit facility or other arrangements to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Private Infrastructure Investments, and to otherwise provide temporary liquidity. The Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund with temporary liquidity to fund investments in Private Infrastructure Investments in advance of the Fund’s receipt of distributions from another Private Infrastructure Investment. The Fund intends to enter into a credit facility for such purposes.
The 1940 Act generally requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that, as a general matter, the value of the Fund’s total indebtedness may not exceed one-third
of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Subject to certain exceptions, the 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.
The Fund may be required to maintain minimum average balances in connection with borrowings or to pay commitment fees and other costs of borrowings under the terms of a line of credit or credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund. If the Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all and a lender may terminate or not renew any credit facility. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed. Moreover, the Fund may be forced to sell investments in Private Infrastructure Investments at inopportune times, which may further depress returns.
Substantial Fees and Expenses
. An Investor in the Fund meeting the eligibility conditions imposed by the Private Infrastructure Investments, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Private Infrastructure Investments. In addition, by investing in the Private Infrastructure Investments through the Fund, an Investor in the Fund will bear a portion of the management fee and other expenses of the Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Private Infrastructure Investments. In addition, to the extent that the Fund invests in an Investment Fund that is a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Private Infrastructure Investments and the Fund generally. As a result, a Private Infrastructure Investment with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. The operating expenses of a Private Infrastructure Investment may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring
expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.
Investments in
Non-Voting
Stock; Inability to Vote
. The Fund may hold its interests in the Private Infrastructure Investments in non-voting
form in order to avoid becoming (i) an “affiliated person” of any Private Infrastructure Investment within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund may seek to create by contract the same result as owning a non-voting
security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in a Private Infrastructure Investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities or its interest in a Direct Investment, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a Private Infrastructure Investment could be diminished, which may consequently adversely affect the Fund and its Investors. Any such waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of a Private Infrastructure Investment that the Subadviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Private Infrastructure Investment within the meaning of the 1940 Act.
Non-Diversified
Status
. The Fund is a
“non-diversified”
investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.
Dilution from Subsequent Offering of Units and Fund Interests
. Units will generally be offered for purchase on each Business Day, except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Units at any time. Additional purchases will dilute the indirect interests of existing Investors in the Private Infrastructure Investments prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Private Infrastructure Investments underperform the prior investments in the Private Infrastructure Investments.
Valuations Subject to Adjustment
. The valuations reported by the Private Infrastructure Investments based upon which the Fund determines its net asset value on each Business Day may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year-end
audits or other conditions that impact the Private Infrastructure Investments’ investments but that are unknown to the Adviser at the time of the Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Private Infrastructure Investments or the Fund adversely affect the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.
Reporting Requirements
. Investors who beneficially own Units that constitute more than 5% or 10% of a Class of the Fund’s Units may be subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.
Nature of Portfolio Companies
. The Fund may participate in
Co-Investments
and Direct Investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.
Debt Securities
. An Investment Fund may invest in bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by an Investment Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Credit Risk
. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
Interest Rate Risk
. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. Negative or very low interest rates could magnify the risks associated with changes in interest rates. During periods of increasing interest rates, an Investment Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Inflation Risk
. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of investors’ investments in the Funds. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Defaulted Debt Securities and Other Securities of Distressed Companies
. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds), and Private Infrastructure Investments may invest in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities.

Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
Mezzanine Investments
. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Small- and Medium-Capitalization Companies
. Private Infrastructure Investments may invest their assets in Portfolio Companies with small- to medium-sized
market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.
Geographic Concentration Risks
. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration. Other Private Infrastructure Investments may also be disproportionally exposed to specific geographic regions.
Foreign Investments
. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, limitation on the removal of funds or assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund and Private Infrastructure Investments may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund and/or a Private Infrastructure Investment in respect of its foreign securities will reduce the Fund’s yield.
Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Private Infrastructure Investments that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Private Infrastructure Investments will satisfy applicable foreign reporting requirements at all times.

In addition, the tax laws of some foreign jurisdictions in which a Private Infrastructure Investment may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Private Infrastructure Investment may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Private Infrastructure Investment’s net asset value at the time accrued, even though, in some cases, the Private Infrastructure Investment ultimately will not pay the related tax liabilities. Conversely, a Private Infrastructure Investment’s net asset value will be increased by any tax accruals that are ultimately reversed.
Emerging Markets
. Private Infrastructure Investments may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.
Currency Risk
. Private Infrastructure Investments may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value. Forward currency contracts and options may be utilized on behalf of the Fund by Private Infrastructure Investments to hedge against currency fluctuations, but Private Infrastructure Investments are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Risks Relating to Accounting, Auditing and Financial Reporting, etc
. The Fund and the Private Infrastructure Investments may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Private Infrastructure Investments may be incomplete, inaccurate and/or significantly delayed. The Fund and the Private Infrastructure Investments may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.
Valuation of the Fund’s Interests
. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund’s interests in Private Infrastructure Investments is ordinarily determined each Business Day based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations.
Like the Fund’s investments, a large percentage of the securities in which the Investment Funds and the Portfolio Companies of
Co-Investments
and Direct Investments will not have a readily determinable market price and will be valued periodically by the private investment fund, the
Co-Investment
or the Direct Investment. In this regard, an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Infrastructure Investment, the accuracy of the valuations provided by the Private Infrastructure Investments, that the Private Infrastructure Investments will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Infrastructure Investments’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.

The Fund’s securities valuation and pricing services policies and procedures (the “Valuation Procedures”) provide that valuations for Private Infrastructure Investments will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and information from third-party valuation services, under the general supervision of the Board. The Adviser seeks to maintain accurate Private Infrastructure Investment valuations by undertaking a detailed assessment of a Private Infrastructure Investment’s valuation procedures prior to investing in the Private Infrastructure Investment. Based on the methodology, the Adviser may adjust an Investment Fund’s periodic valuation, as appropriate, including through the use of a third-party valuation service, which uses fair value techniques considered by such service most applicable to the Private Infrastructure Investment. The Fund runs the risk that the Adviser’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Fund to accurately value Private Infrastructure Investment assets. By necessity, models make assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Adviser may face conflicts of interest in valuing the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a daily basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by a Private Infrastructure Investment until the Fund receives the Private Infrastructure Investment’s audited annual financial statements (and even then, the Adviser will only be able to confirm the value as of the financial statement date).
A Private Infrastructure Investment’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell its interests in such a Private Infrastructure Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Private Infrastructure Investment’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero.
Investors should be aware that situations involving uncertainties as to the valuations by Private Infrastructure Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.
Termination of the Fund’s Interest in a Private Infrastructure Investment
. A Private Infrastructure Investment may, among other things, terminate the Fund’s interest in that Private Infrastructure Investment (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Private Infrastructure Investment or if the continued participation of the Fund in the Private Infrastructure Investment would have a material adverse effect on the Private Infrastructure Investment or its assets.
Commitment Strategy
. The Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Private Infrastructure Investments.
Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Private Infrastructure Investment. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow through a credit facility or other arrangements, (iii) cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Private Infrastructure Investments (including the complete forfeiture of the Fund’s investment in a Private Infrastructure Investment), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Registered Investment Companies
. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of the above limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.
The Fund, as a holder of the securities of other investment companies, will bear its pro rata
portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments
. The Fund and the Private Infrastructure Investments may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Subadviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Fund or a Private Infrastructure Investment may invest in these instruments pending allocation of its respective offering proceeds, and the Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Private Infrastructure Investments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.
Exchange-Traded Funds
. The Fund may invest in ETFs. ETFs are hybrid investment companies that are registered as open-end
investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end
funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.
The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Fund may invest in excess of the Limitation if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.
The Fund’s purchase of shares of ETFs may result in the payment by an Investor of duplicative management fees. The Subadviser will consider such fees in determining whether to invest in other mutual funds. The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.
Hedging
. Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Derivative transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non-correlation
with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “Legal and Regulatory Risks.”
Options
. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If no liquid market exists, the Fund might not be able to effect an offsetting transaction in a particular option. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the Fund’s counterparty to such bilateral options may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.
Swap Agreements.
Swap agreements are
two-party
contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular
non-U.S.
currency, or in a security or “basket” of securities representing a particular index. Because swap agreements are two-party
contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Fund’s use of swaps could create significant investment leverage.
Futures and Forwards.
Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.
Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is relatively unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Fund due to unusual trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Fund.
Derivatives Counterparty Risk
. The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market
value of the instrument. If a counterparty becomes insolvent, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.
Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the insolvency of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as impair the operational capabilities or capital position of the Fund. For example, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Legal and Regulatory Risks
. Legal and regulatory changes that could occur during the term of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and
non-U.S.
securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Fund’s investments. Any such developments could impair the effectiveness of the Fund’s investments and cause the Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under special resolution regimes adopted in the United States and various other jurisdictions.
Greater regulatory scrutiny may increase the Fund’s and the Adviser’s and the Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser and the Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The European Union (the “EU”), the UK and various other jurisdictions have implemented or are in the process of implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. These and other legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions and may cause uncertainty in the markets for a variety of derivative instruments. While many of these requirements are already in effect, others are still being implemented, so their ultimate impact remains unclear. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund and the Private Infrastructure Investments, significantly reduce the profitability of the Fund, or impair the ability of the Fund and the Private Infrastructure Investments to achieve their investment objectives. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s and the Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser and the Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
Rule
18f-4
under the 1940 Act governs the classification and use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule
18f-4
requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk
based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule
18f-4.
If a fund meets certain specified conditions, Rule
18f-4
permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule
18f-4,
the SEC also eliminated the asset segregation framework for covering certain derivative instruments and related transactions arising from prior SEC guidance. Compliance with Rule
18f-4
could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule
18f-4
may limit the Fund’s ability to use derivatives as part of its investment strategy.
Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Fund and its investments. For example, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries and has also proposed new rules that would require public reporting of certain security-based swap transactions. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of registered investment advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may have an adverse effect on the Fund’s ability to achieve its investment objectives.

The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. It is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser (acting in its capacity as investment adviser of the Fund) may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union (“EU”) and United Kingdom (“UK”), and trading venues that impose position limits on commodity derivative contracts.
The Adviser has claimed the relief provided to
fund-of-funds
operators pursuant to CFTC
No-Action
Letter
12-38
and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Fund. For the Adviser to remain eligible for the relief, the Fund must comply with certain limitations, including limits on their ability to gain exposure to certain financial instruments such as futures, options on futures and certain swaps. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return.
Repurchase Agreements
. The Fund and Private Infrastructure Investments may enter into repurchase agreements, by which the Fund or the Private Infrastructure Investment purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans and afford the Fund or the Private Infrastructure Investment the opportunity to earn a return on temporarily available cash. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Fund typically may also use repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.
In certain instances, the Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”) or another clearing house. The clearing house acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the clearing house or the clearing house sponsoring member through which the Fund acts in connection with such transactions. Currently the FICC is the only approved clearing house in the U.S. for clearing U.S. government security repurchase transactions.

Control Positions
. Private Infrastructure Investments may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Private Infrastructure Investment to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Private Infrastructure Investments, those Private Infrastructure Investments would likely incur losses on their investments.
Limited Operating History of Fund Investments
. The Private Infrastructure Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Subadviser to evaluate past performance or to validate the investment strategies of such Private Infrastructure Investments will be limited. Moreover, even to the extent a Private Infrastructure Investment has a longer operating history, the past investment performance of any of the Private Infrastructure Investments should not be construed as an indication of the future results of such investments, particularly as the investment professionals responsible for the performance of such Private Infrastructure Investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Subadviser relies upon information provided to it by the Investment Fund Managers that is not, and cannot be, independently verified.
Market Disruption and Geopolitical Risk
. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the
COVID-19
pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in
non-U.S.
and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Private Infrastructure Investments.
The impact of
COVID-19
and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crisis could cause significant market volatility and declines in global financial markets and may affect adversely the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may also exacerbate other pre-existing
political, social, and economic risks in certain countries or globally. A global pandemic or other widespread health crisis could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.
Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an
11-month
transition period, the UK and the EU agreed to a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services, which is yet to be agreed. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.
Beginning on January 1, 2021, EU laws ceased to apply in the UK. Many EU laws were initially retained and continued to apply in the UK; however, the UK government has since enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that were initially retained, with a view to those laws being replaced by purely domestic legislation. It is impossible to predict the consequences of these amendments on the Fund and its investments. Such changes could be materially detrimental to investors.
Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing; regulation; values; or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by the Fund.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Cyber Security Risk
. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser and the Subadviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Private Infrastructure Investments, the Adviser, the Subadviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and the Investors could be negatively impacted as a result. The use of artificial intelligence (“AI”) and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Adviser and the Subadviser have established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day
operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Fund or third-party service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for the Private Infrastructure Investments and other issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Private Infrastructure Investments to lose value.
Other Risks
Investing in the Fund involves risks other than those associated with investments made by the Private Infrastructure Investments. Some of these risks are described below:
No Operating History
. The Fund was organized on November 21, 2024. It has not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its net asset value may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.
Incentive Allocation Arrangements
. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the private investment fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation. Investment Fund Managers may also receive a performance fee, carried interest or incentive allocation in connection with other Investment Funds.
Availability of Investment Opportunities
. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Fund will compete for attractive investments with other prospective investors and there can be no assurance that the Subadviser will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Fund’s objectives, or that the Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Adviser, the Subadviser and their affiliates may seek investment opportunities similar to those the Fund may be seeking. Consistent with the Adviser’s and the Subadviser’s allocation policies, the Adviser and the Subadviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.
The Subadviser may sell the Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Subadviser, particularly if significant repurchases of Units by the Fund occur, which could negatively impact the performance of the Fund.
Inadequate Return
. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.
Recourse to the Fund’s Assets
. The Fund’s assets, including any interest in the Private Infrastructure Investments held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects
. The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (
i.e.
, the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, the Adviser, the Subadviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $25,000 or the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or (viii) the Fund or the Board determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.
Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies
. The Subadviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of Private Infrastructure Investments and Investment Funds may make investments in a limited number of Portfolio Companies. These limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.
Placement Risk
. It is expected that many Investors will invest in the Fund with RIAs. When a limited number of RIAs represents a large percentage of Investors, actions recommended by the RIAs may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single RIA may vote as a block, if so recommended by the RIA.
Tax Risks
. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends.
Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Investment Funds in which the Fund can invest.
Investment Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

The Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and
non-U.S.
sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund.
In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified
assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified
assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period. See “Certain Tax Considerations – Taxation of the Fund – Qualification for and Treatment as a Regulated Investment Company.”
If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Units.
The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it would be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Fund’s investment in Investment Funds will make it difficult to estimate the Fund’s income and gains in a timely fashion. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax. See “Certain Tax Considerations.”
The Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies.” See “Certain Tax Considerations—Passive Foreign Investment Companies.”
Senior Secured Loans
. Senior secured loans are of a type generally incurred by the obligors thereunder in connection with highly leveraged transactions, often (although not exclusively) to finance internal growth, acquisitions, mergers and/or stock purchases. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are typically at the most senior level of the capital structure. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries. Senior secured loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be unique. The types of protection afforded to creditors will therefore vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, leveraged loans are generally not as easily purchased or sold as publicly traded securities.
An interest in a
non-investment
grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that a Private Infrastructure Investment will receive principal and interest payments according to the loan’s terms, or at all, or that a Private Infrastructure Investment will be able to collect on the loan should it be forced to enforce its remedies.
Mezzanine and Other Subordinated Debt, Unsecured Debt, Low/Unrated Debt Risks
. Certain investments (or a portion thereof) may be made in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Mezzanine investments can be lower-rated, unsecured and generally subordinate to other obligations of the issuer.
Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities, especially in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities.
There are additional risks associated with second-lien or other subordinated loans. In the event of a loss of value of the underlying assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If a borrower defaults and lacks sufficient assets to satisfy the loan, the Fund may directly or indirectly suffer a loss of principal or interest. If a borrower defaults on the loan or on debt senior to the loan, or in the event of the bankruptcy of a borrower, the loan will be satisfied only after all senior debt is paid in full. Similarly, in the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a direct or indirect loss of investment. Unsecured loans also generally have greater price volatility than secured loans and may be less liquid.
Equity Securities, Warrants, Convertible Securities
. In addition to the Fund’s investment in Private Infrastructure Investments and otherwise, Fund may invest in equity securities that fall within the definition of “subordinated debt investments” or may receive equity securities or warrants rights as a result of its debt investments. As with other investments, the value of equity securities held by the Fund may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally; however, equity securities may be even more susceptible to such events given their subordinate position in the issuer’s capital structure, thus subjecting them to greater price volatility. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options, the terms of which may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
The Fund may also invest in convertible securities, which have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible
securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
Special Situations
. The Fund may make investments in Private Infrastructure Investments or with respect to an obligor involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. In connection with such transactions (or otherwise), the Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price or interest rate receivable with respect to a when issued security is fixed when the Fund enters into the commitment. Such securities are subject to changes in market value prior to their delivery.
The success of a private investment fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The success of a
Co-Investment’s
or Direct Investment’s activities will typically depend on the ability of the relevant Investment Fund Manager to manage the Portfolio Company, enhance Portfolio Company value and to see when target improvements/value is reached. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.
The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Prospectus.
No guarantee or representation is made that the investment program of the Fund or any Private Infrastructure Investment will be successful, that the various Private Infrastructure Investments selected will produce positive returns or that the Fund will achieve its investment objective.
CONFLICTS OF INTEREST
The Adviser and the Subadviser
The Adviser and the Subadviser (collectively referred to in this section as the “Adviser”) or their affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts and clients of the Adviser, including private funds advised by the Adviser (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In allocating investments among the Fund and Other Accounts, the Adviser will consider the appropriateness of a particular investment opportunity in light of the investment objectives, strategies, and liquidity needs of the Fund and Other Accounts and will follow its allocation policies and procedures in order to minimize conflicts of interest.
The Adviser or Distributor may compensate, from its own resources, Selling Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund or the Adviser. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser or Distributor and such Selling Agents. Each Selling Agent also may charge Investors, at the Selling Agent’s discretion, a distribution fee based on the purchase price of Fund Units purchased by the Investor, and with respect to the Class M Units, a Selling Agent may receive the 3.50% upfront sales load. All or a portion of such compensation may be paid by the Selling Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Selling Agents may receive from Investors and the Adviser or Distributor, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agent to recommend the Fund over another investment product.
Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Funds, or Portfolio Companies, or other investment vehicles managed or sponsored by the Adviser or Investment Fund Managers, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to, a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.
Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Selling Agents that invest in an Investment Fund may do so on terms that are more favorable than those of the Fund.
Selling Agents that act as selling agents for the Fund also may act as selling agents for a Private Infrastructure Investment in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the fees described above. A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.
A Selling Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or a Private Infrastructure Investment. A Selling Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a Private Infrastructure Investment. A Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a Private Infrastructure Investment. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or adviser, investment sub-adviser,
distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender. A Selling Agent is expected to provide certain of such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a Selling Agent is an investor or makes a market. The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund or the Investment Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Private Infrastructure Investment has an interest.
A Selling Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.
Participation in Investment Opportunities
Directors, principals, officers, employees, and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.
Other Matters
An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing, may give rise to additional conflicts of interest.
The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that (i) the Adviser and its affiliates may invest in the Fund, and (ii) the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund. The transactions referred to in (ii) above would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.
Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.
MANAGEMENT OF THE FUND
Board of Directors
The Fund has a Board, currently consisting of Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston, which supervises the conduct of the Fund’s affairs. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Messrs. Keilhacker, MacEwen, and Rakowski and Mses. Cuniff and Sassine are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund, and Mr. Weston is an “interested person” of the Fund. There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. Each officer holds office at the pleasure of the Board.

The Adviser
Pantheon Infra Advisors LLC serves as the Fund’s Adviser. The Adviser is a limited liability company organized under the laws of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority of the interests of the Adviser. AMG (NYSE: AMG) is a strategic partner to leading independent investment management firms globally.
The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Investment Management Agreement”). The Directors have engaged the Adviser to develop and furnish continuously an investment program for the Fund under the ultimate supervision of, and subject to any policies established by, the Board. A discussion of the basis for each Board’s approving the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Investors.
The Subadviser
Pantheon Ventures (US) LP serves as the Fund’s Subadviser. The Subadviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Advisers Act. AMG indirectly owns a majority of the interests of the Subadviser.
The Subadviser serves as the subadviser to the Fund pursuant to a subadvisory agreement entered into between the Adviser and the Subadviser (the “Subadvisory Agreement”). The Adviser has engaged the Subadviser to implement continuously an investment program and strategy for the Fund under the ultimate supervision of the Directors and the Adviser, and subject to any policies established by the Board. A discussion of the basis for the Board’s approving the Subadvisory Agreement will be available in the Fund’s first annual or semi-annual report to Investors.
Additional Information About the Fund’s Wholly-Owned Subsidiaries
The Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes, provided that no more than 25% of the Fund’s total assets may be invested in the Corporate Subsidiary at any quarter end of the Fund’s taxable year. The Fund also intends to invest a portion of its assets in the Lead Fund, a Delaware limited liability company that intends to elect to be treated as a disregarded entity for U.S. federal income tax purposes.
Each Subsidiary is overseen by its own board of directors. Each Subsidiary’s board of directors currently has the same composition as the Board. The Adviser provides investment advisory services to each Subsidiary pursuant to a separate investment management agreement, which has substantially the same terms and provisions as the Fund’s investment management agreement, and the Subadviser provides subadvisory services to each Subsidiary pursuant to a separate subadvisory agreement, which has substantially the same terms and provisions as the Fund’s subadvisory agreement. In consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the investment management fee that the Adviser otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser.
In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary are consolidated with those of the Fund.

A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and
non-U.S.
sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary.
The Fund may in the future restructure the Corporate Subsidiary, the manner in which it invests in the Corporate Subsidiary and/or the manner in which the Corporate Subsidiary makes investments, directly or indirectly.
The offices of the Adviser are located at 555 California Street, Suite 3450, San Francisco, California 94104, and its telephone number is
(415) 249-6200.
Pantheon
The Adviser and the Subadviser are affiliates of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited (“Pantheon Holdings”), Pantheon Ventures, Inc. (“Pantheon Ventures”), and Pantheon Ventures (Singapore) Pte Ltd (“Pantheon Singapore”) (together with the Adviser, the Subadviser, and each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).
Pantheon is a leading international private equity fund investor that has been delivering private equity solutions across a broad range of geographies and strategies for over 30 years. Pantheon’s investment strategies include primary fund, secondary fund, co-investment,
infrastructure, and customized programs.
Investment Management Agreement and Subadvisory Agreement
Pursuant to the Investment Management Agreement, the Adviser is responsible, subject to the supervision of the Directors, for developing and formulating a continuing investment program for the Fund. The Adviser has entered into the Subadvisory Agreement with the Subadviser. The Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Investment Management Agreement provides for an initial term of two years and will continue in effect from year to year thereafter if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Subadvisory Agreement is terminable without penalty, by the Board, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Adviser or by the Subadviser on sixty (60) days’ written notice to the other party. The Subadvisory Agreement provides for an initial term of two years and will continue in effect from year to year thereafter if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not parties to the Subadvisory Agreement or “interested persons” of the Adviser or Subadviser by vote cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Subadvisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
In consideration of the management services provided by the Adviser to the Fund, the Fund will pay the Adviser, out of the Fund’s assets, the Investment Management Fee at the annual rate of 1.30% payable monthly in arrears, accrued daily based upon the Fund’s average daily Managed Assets. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fees are paid before giving effect to any repurchase of Units in the Fund effective as of the end of such month, if any, and will decrease the net profits or increase the net losses of the Fund. The Adviser has contractually agreed to waive 0.50% of its Investment Management Fee for a period of one year following the Fund’s commencement of investment operations. Furthermore, the Adviser will charge a management fee to each Subsidiary, but the Adviser will also waive, under separate agreement, a portion of the management fee that the Adviser otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser. The Adviser pays a portion of its fee to the Subadviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Fund, the Adviser will not be liable to the Fund or any investor of the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, its affiliates (including any affiliated sub-adviser),
and any of their respective partners, members, directors, officers, employees, or investors (each, an “Adviser Indemnitee”), from and against any claim, liability, damage, loss, cost, or expense incurred by the Adviser Indemnitee that arises out of or in connection with the performance or non-performance
of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that the Adviser Indemnitee acted in good faith and in a manner the Adviser Indemnitee reasonably believed to be in or not opposed to the best interests of the Fund and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Adviser Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Fund.
The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, neither the Subadviser nor the officers, directors, employees, agents, or legal representatives of the Subadviser will be liable to the Fund or any investor of the Fund for any error of judgment or mistake of law, or for any loss suffered by the Fund or its investors in connection with the matters to which the Subadvisory Agreement relates. The Subadvisory Agreement also provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, neither the Subadviser nor the officers, directors, employees, agents, or legal representatives of the Subadviser will be liable to the Adviser for any error of judgment or mistake of law, or for any loss suffered by the Adviser in connection with the matters to which the Subadvisory Agreement relates.
In rendering investment advisory services to the Fund, the Subadviser expects to use portfolio management, research and other resources of foreign (non-U.S.) affiliates of the Subadviser through an intra-company agreement and/or a “participating affiliate” arrangement, as that term is used in no-action guidance issued by the staff of the SEC. This guidance allows U.S. registered investment advisers to use portfolio management or research resources of non-registered advisory affiliates, subject to the regulatory supervision of the registered investment adviser.
Portfolio Management
Under the Investment Management Agreement, the Adviser agrees to develop and furnish continuously an investment program for the Fund. Under the Subadvisory Agreement, the Adviser has delegated the implementation of the investment program to the Subadviser.
The portfolio managers listed below are collectively responsible for activities comprised in the day-to-day
investment of the Fund’s portfolio, including sourcing and reviewing investment opportunities, conducting due diligence and making investment recommendations to the Subadviser’s investment management committee. The Subadviser’s investment management committee comprises senior
US-based
investment executives of the Subadviser and has responsibility for final review of investments and for making investment decisions in relation to all investments made by the Fund.
Andrea Echberg
. Andrea joined Pantheon in 2012. Andrea is a Partner and Head of Pantheon’s Global Infrastructure and Real Assets Team. She is responsible for global infrastructure and real assets investments covering primary, secondary and co-investments.
Andrea has an engineering industry background followed by 21 years’ experience in the infrastructure finance and investment sectors. Prior to joining Pantheon, Andrea led infrastructure direct and co-investment
teams for Société Générale, Macquarie Capital and ABN AMRO delivering successful investments in both brownfield operating and greenfield PPP assets. She has a BEng in mechanical engineering from Imperial College of Science, Technology and Medicine.

Paul Barr
. Paul joined Pantheon in 2021. Paul is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Paul worked previously at GIC, from 2012, where he was Senior Vice President, Infrastructure with a global remit focusing on primary, secondary and co-investment
opportunities. Paul also has expertise in infrastructure direct investing and infrastructure debt transactions. Prior to GIC, Paul worked at Challenger Infrastructure and Macquarie Capital.
Evan Corley
. Evan joined Pantheon in 2004. Evan is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Prior to joining Pantheon, Evan held positions at Polaris Venture Partners in Boston and JP Morgan in London. Evan received a BS from Boston University’s School of Management with a concentration in finance and a minor in economics.
Jérôme Duthu-Bengtzon
. Jérôme joined Pantheon in 2007. Jérôme is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure & real assets transactions in Europe. Jérôme joined from Paris-based placement agent Global Private Equity, where he worked for over three years. Jérôme holds an MSc in telecommunications from ESIGELEC engineering school and a master’s in business from the
ESCP-EAP
European School of Management.
Janice Ince
. Janice joined Pantheon in 2019. Janice is a Partner of Pantheon’s Global Infrastructure and Real Assets Investment Team, where she focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. Prior to joining Pantheon, she was an investment specialist at SteelRiver Infrastructure Partners and Babcock & Brown. Janice started her career in the Power and Utilities banking group at Barclays. She holds a BA in Economics and Operations Research from Columbia College and is based in San Francisco.
Kathryn Leaf
. Kathryn joined Pantheon in 2008. Kathryn is Pantheon’s Chief Executive Officer and a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team. Prior to joining Pantheon, Kathryn was with GIC Special Investments, before which she was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn began her career in Morgan Stanley’s Investment Banking Division where she pursued real estate investments. She has a bachelor’s and a master’s degree in modern languages from Oxford University.
Dinesh Ramasamy.
Dinesh joined Pantheon in 2016. Dinesh is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. Prior to joining Pantheon, Dinesh was a Vice President in Goldman Sachs’ Global Natural Resources group where he executed on a variety of M&A and capital markets transactions across the infrastructure, power and utilities sectors. Previously, Dinesh was in the Power & Utilities group in the Investment Banking Division at RBC in New York. He holds a BS in Electrical and Computer Engineering from Cornell University and MBA from NYU’s Stern School of Business.
Richard Sem
. Richard joined Pantheon in 2017. Richard is a Partner and Head of Europe in Pantheon’s Global Infrastructure and Real Assets Investment Team where he leads its European investment activity and team. Richard has 25 years of experience in infrastructure private equity, corporate finance and project finance at leading institutions including InfraRed Capital Partners, HSBC, ABN AMRO, and BNP Paribas. Richard’s experience spans investing in primary, secondary, co-investments
and direct-investments across all infrastructure subsectors and global OECD markets. He holds a BSc and MBA from Imperial College of Science, Technology and Medicine.
Jeff Miller
. Jeff joined Pantheon in 2008 and is a Partner and the Chief Investment Officer at Pantheon. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder.

Other Service Providers to the Fund
Administrator
AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser and the Subadviser. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”).
The Administrator maintains certain of the Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser and Subadviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35
th
Floor, New York, New York 10036), or the Custodian (240 Greenwich Street, New York, New York 10286).
Transfer Agent
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), P.O. Box 534426, Pittsburgh, Pennsylvania 15253-4417, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.
Custodian
The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, serves as a custodian and fund accounting agent for the Fund and the Subsidiaries. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund in connection with the Fund’s investments, releasing and delivering assets as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for units of the Fund, collecting income and other payments due the Fund with respect to investments, paying out monies of the Fund, and providing certain fund accounting services to the Fund.
The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians
(which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser, the Subadviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.
The Distributor and Distribution Arrangements
AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Units on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator.
The Class S and Class I Units are publicly offered at current net asset value per unit. The Class M Units are publicly offered at current net asset value per unit, plus a maximum sales load of up to 3.50%. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Distributor is not obligated to buy from the Fund any of the Units and does not intend to make a market in the Units. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.
The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub-distributors
(“Sub-Distributors”)
or Selling Agents that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a
Sub-Distributor
under a
sub-distribution
agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.

Pursuant to exemptive relief received from the SEC, the Fund has adopted a Distribution and Service Plan with respect to Class M Units that is intended to comply with Rule
12b-1
under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay Distribution and Service Fees for the sale and servicing of its Class M Units. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation 0.85% on an annualized basis of the average daily net assets of the Fund attributable to Class M Units (the “Distribution and Service Fees”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. The Distribution and Service Plan does not apply to Class I and Class S Units.
Payments to Financial Intermediaries
The Adviser, the Subadviser or the Distributor may compensate certain Selling Agents, out of their own assets and not as an additional charge to the Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. In addition to the above, the Adviser or the Subadviser may compensate the Distributor, out of their own assets and not as an additional charge to the Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. Such Selling Agents may be affiliated with the Fund or the Adviser or the Subadviser.
In addition, the Fund may pay fees (for Class M Units, in addition to any amounts paid pursuant its Distribution and Service Plan) to financial intermediaries for sub-administration,
sub-transfer
agency,
sub-accounting
and other shareholder services and recordkeeping associated with investors whose Units are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a servicing fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed shares of the Fund. Such services may include the aggregation or electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation and payments, monitoring client accounts for back-up
withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing investor liaison services.
Independent Registered Public Accounting Firm
KPMG LLP, 345 Park Avenue, New York, New York 10154, is the independent registered public accounting firm for the Fund. KPMG LLP will conduct an annual audit of the financial statements of the Fund and may provide other audit, tax and related services.
Legal Counsel
Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund.
FEES AND EXPENSES
Fees and Expenses
The Adviser and the Subadviser will bear all of their own costs incurred in providing investment advisory services to the Fund. For purposes of this section, the “Fund” includes each Subsidiary. The Fund will bear all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Private Infrastructure Investments.

The Fund (and thus, indirectly, the Investors) will bear all expenses incurred in the business of the Fund, including, but not limited to, the following:

•
all expenses related to its investment program, including, but not limited to: (i) expenses borne through the Fund’s investments in the Private Infrastructure Investments, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Private Infrastructure Investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on
non-U.S.
dividends or other
non-U.S.
source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions and finders’ fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the management fee and Administration Fee;

•
any Distribution and/or Service Fees based on the net assets attributable to a Class of Units and any other distribution or service fees to be paid by the Fund pursuant to a plan adopted in accordance with Rule
12b-1
under the 1940 Act;

•
all costs and expenses associated with the operation and registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable federal or state laws;

•	fees and expenses incurred in exchange for loan administration services;

•
fees and expenses of the Independent Directors of the Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors for the Fund that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the expenses attributable to implementing the Fund’s compliance program;

•
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund;

•	all recordkeeping, custody, transfer agency and similar fees and expenses incurred by the Fund;

•
all costs and expenses incurred in connection with investor reporting and preparing, setting in type, printing and distributing reports and other communications, including repurchase offer correspondence or similar materials, to Investors or potential investors or the Fund’s investors or potential investors, including information technology costs related thereto;

•
all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•
fees of custodians, other service providers to the Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund;

•
any extraordinary expenses, including, without limitation, (i) any actual or potential litigation, claim, mediation, arbitration or other disputes (including expenses incurred in connection with the investigation, prosecution, defense, judgment, award or settlement of litigation and the appointment of any agents for service of process); (ii) indemnification or contribution obligations under the Fund’s organizational documents, including advanced payment of any such fees, costs or expenses to persons entitled to such indemnification, or other matters that are the subject of indemnification or contribution pursuant to the Fund’s organizational documents; (iii) excise taxes and (iv) costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions;

•
all statutory fees or other governmental, administrative, legal regulatory or other similar charges, if any, levied against or in respect of or in relation to the Fund or in connection with its business or operations, including relating to compliance with any Fund-related agreements and agreements with investors;

•
any actual or potential audit, inquiry, assessment, examination, investigation or other proceeding by any taxing authority or incurred in connection with any governmental inquiry, investigation or proceeding, in each case, involving or otherwise applicable to the Fund, including the amount of any judgment, settlement, remediation, fine, interest, late interest and/or penalty paid in connection therewith and including advancement of any such amounts;

•
all borrowings related payments, including interest and fees incurred in connection with the negotiation and establishment of credit facilities, credit support, guarantees, swap or other relevant arrangements with respect to such borrowings or related to securing the same by mortgage, pledge, or other encumbrance, if applicable, or relating to hedging activities;

•	any activities with respect to protecting the confidential or non-public nature of any information or data, including confidential information; and

•	such other types of expenses as may be approved from time to time by the Board.
Except as set forth in the Investment Management Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.
The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Units (mostly filing and printing expenses). Offering costs cannot be deducted for tax purposes by the Fund or the Fund’s Investors. The Fund’s organizational expenses and offering costs were paid, and will be paid, by the Adviser prior to the Fund’s commencement of investment operations. The Fund anticipates that such amounts will be reimbursed by the Fund after the Fund’s commencement of investment operations.
The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

Expense Limitation and Reimbursement Agreement
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund and each Subsidiary to waive the management fees payable by the Fund and the Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Cap”). “Excluded Expenses” is defined to include (a) the management fees paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of Investment Funds, special purpose vehicles and co-investments
in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary associated with the acquisition and disposition of primary investments, secondary investments, co-investments,
ETF investments, and other investments; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes of the Fund or a Subsidiary; (j) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Adviser), which may include non-recurring
expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Directors.
To the extent that the Fund’s total annual operating expenses exceed the Expense Cap, the Adviser will waive the management fee payable by the Fund or a Subsidiary or pay or reimburse the Fund or a Subsidiary for expenses to the extent necessary to eliminate such excess. For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Cap that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Cap that is in effect at the time of such additional payment by the Fund and such Subsidiary. The Expense Limitation and Reimbursement Agreement shall remain in effect for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.
DESCRIPTION OF UNITS
General
The Fund is a limited liability company organized under the laws of the state of Delaware and intends to elect to be treated as a RIC for U.S. federal income tax purposes. The Fund is authorized to issue an unlimited number of units and may divide the units into one or more Classes. This Prospectus describes three separate classes of Units designated as Class S Units, Class I Units and Class M Units. From time to time, and pursuant to exemptive relief received from the SEC, the Board may create and offer additional classes of Units, or may vary the characteristics of Class S Units, Class I Units, or Class M Units described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular Class of Units; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the 1940 Act. The Fund’s repurchase offers will be made to all of its classes of Units at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses.

The members of the Fund are entitled to one vote for each unit held of the Fund (or Class thereof), on matters on which Units of the Fund (or Class thereof) shall be entitled to vote. Each unit, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.
Any meeting of Investors may be called by the Board or Investors holding one-third
of the total number of votes eligible to be cast by all Investors at such meeting. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
All Units of a Class are equal as to right of repurchase by the Fund, dividends and other distributions, and voting rights and currently have no preemptive or other subscription rights.
Investors are not liable for further calls or assessments, except that an Investor may be obligated to repay any funds wrongfully distributed to such Investor. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units.”
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the total number of votes eligible to be cast by Investors that are present in person or by proxy at the meeting. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors generally are entitled to share ratably in all the remaining assets of the Fund.
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, (i) those candidates for election to be a Director receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
Outstanding Securities as of April 23, 2025

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class S	Unlimited	0	10,000
Class I	Unlimited	0	0
Class M	Unlimited	0	0
DISTRIBUTION POLICY; DIVIDENDS
The Fund expects that dividends will be paid quarterly on the Units in amounts representing substantially all of the net investment income, if any, earned each year. The Fund’s first dividend distribution may not occur until after an initial six month investment period following the Fund’s commencement of investment operations, but may occur earlier. Payments on the Units may vary in amount depending on investment income received, the class of Units held and expenses of operation.

The Fund reserves the right to distribute to Investors substantially all of any net capital gain realized on investments at least annually, but the Fund may do so more frequently. A distribution by the Fund potentially may economically constitute, and/or be treated for U.S. federal income tax purposes as, a return of capital. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes - Taxation of Investors - Distributions by the Fund” in the SAI.
The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.
An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.
Units will be issued at their net asset value on the
ex-dividend
date; there is no sales load or other charge for reinvestment. Investors may elect not to reinvest by indicating that choice by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.
The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Subadviser considers suitable for the Fund.
APPLICATION FOR INVESTMENT
Purchase Terms
The minimum initial investment in Class S Unit
s by an
y investor is $10,000,000. The minimum initial investment in Class I Units by any investor is $2,500. The minimum initial investment in Class M Units by any investor is $2,500. The minimum additional investment in the Fund by any Investor is $500. However, each of the Adviser, the Subadviser or the Sponsor reserves the right, on behalf of the Fund, to waive the minimum and additional investment amounts in their sole discretion. The Fund, in the sole discretion of the Adviser, the Subadviser or the Sponsor, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.
The Units will initially be issued at $10 per unit, and thereafter, the purchase price for each Class of Units will be based on the net asset value per Unit of that class as of the date such Units are purchased, less any applicable sales charge.
Neither of the Class S Units nor the Class I Units are subject to an initial sales charge. Class M Units will be offered at their current net asset value plus a maximum sales charge of 3.50% of the subscription amount. The Fund or the Adviser may elect to reduce, otherwise modify or waive the sales charges with respect to any Investor. No sales charge is expected to be charged with respect to investments by the Adviser, the Subadviser and their respective affiliates, directors, principals, officers and employees and others in the Fund’s discretion.
Class M Units are sold at the public offering price, which is the net asset value, plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class M Units - Sales Charge Schedule

Your Investment	Front-End Sales Charge As a % Of Offering Price*
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	1.50%
$1,000,000 or more	0.00%

*	The offering price includes the sales charge.
The sales load for Class M Units will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to any investor on behalf of: (i) purchasers for whom the Distributor, the Adviser, the Subadviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, the Subadviser ,and any affiliates of the Distributor, the Adviser or the Subadviser; (iii) Directors and retired Directors of the Fund (including spouses, children, and parents of Directors and retired Directors); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, the Subadviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Subadviser, the Distributor, and any affiliates of the Adviser, the Subadviser or the Distributor in amounts that, if combined with the new order for Units of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the sales load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.
Units will generally be offered for purchase on each Business Day, except that Units may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Units at any time.
Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Units in the Fund at any time. In the event that cleared funds and/or a properly completed investor application, as applicable, are not received from a prospective investor prior to the cut-off
times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.
In general, an investment will be accepted if a completed investor application, as applicable, and funds are received in good order in advance of the cut-off
dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time.
The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.
Lost Stockholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Transfer Agent will attempt to locate the investor or rightful owner of the account. If the Transfer Agent is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at
800-548-4539
at least annually to ensure your account remains in active status. The Fund and the Adviser and the Subadviser will not be liable to investors or their representatives for good faith compliance with escheatment laws.
REPURCHASES OF UNITS AND TRANSFERS
No Right of Redemption
No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units currently exists. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.
Offers to Repurchase
A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end
interval fund, which means that the Investors will not have the right to redeem their Units on a daily basis. In addition, the Fund does not expect any trading market to develop for the Units. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Units.
The Fund provides a limited degree of liquidity to the Investors by conducting repurchase offers quarterly.
For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Units based on relevant factors, including the liquidity of the Fund’s positions and the Investors’ desire for liquidity. An Investor whose Units (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Investor’s purchase of the Units.
Investors tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days (or the next Business Day, if the fourteenth day is not a Business Day) prior to the date on which the repurchase price for Units is determined. Investors who tender may not have all of the tendered Units repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that an Investor requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Investor.
In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Units in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Units on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Units tendered in an Estate Offer. If the Fund repurchases any Units pursuant to an Estate Offer, this will not affect the number of Units that it repurchases from other Investors in the quarterly repurchase offers.

The Fund may cause a mandatory repurchase of all or some of the Units of an Investor, or any person acquiring Units from or through an Investor, at net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act and Rule
23c-2
thereunder. Such circumstances may include if, among other reasons, the Board determines that continued ownership of such Units by the Investor may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences, or would otherwise not be in the best interests of the Fund.
An Investor who tenders for repurchase only a portion of his or her Units in the Fund will be required to maintain a minimum account balance of $2,500. If an Investor tenders a portion of his or her Units and the repurchase of that portion would cause the Investor’s account balance to fall below this required minimum of $2,500, the Fund reserves the right to repurchase all of such Investor’s outstanding Units. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.
Repurchase Procedure
As a general matter, once each quarter, the Fund will offer to repurchase no less than 5% of the outstanding Units of the Fund on the Repurchase Request Deadline, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Units on the Repurchase Request Deadline (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the Investors’ desire for liquidity. The offer to purchase Units is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Investors will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Units, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Investors can tender their Units in response to a repurchase offer). Information about each quarterly repurchase offer will also be made available on the Fund’s website at wealth.amg.com. Units will be repurchased at the per-class
net asset value per Unit determined as of the close of business on a date determined by the Fund, which will be no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).
Units tendered for repurchase by investors prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Investors (the “Investor Notification”) and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two
(42) days to no less than
twenty-one
(21) days. The Investor Notification will contain information Investors should consider in deciding whether to tender their Units for repurchase. The Investor Notification also will include detailed instructions on how to tender Units for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Investor Notification also will set forth the net asset value per Unit that has been computed no more than seven (7) days before the date of such notification, and how Investors may ascertain the net asset value per Unit after the notification date. Payment pursuant to the repurchase will be made by check to the Investor’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Units that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If Investors tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Units not to exceed 2% of the outstanding Units of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Investors tender Units in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Units on the Repurchase Request Deadline, the Fund will repurchase the Units on a pro rata basis. However, the Fund may accept all Units tendered for repurchase by Investors who own less than $2,500 worth of Units and who tender all of their Units, before prorating other amounts tendered. In addition, the Fund may accept the total number of Units tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Investor’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Investors of the Fund.
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Investor Notification is sent to Investors until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
The Fund may cause a mandatory repurchase or redemption of all or some of the Units of an Investor, or any person acquiring Units from or through an Investor, at net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act and Rule
23c-2
thereunder.
Mandatory Redemption by the Fund
The Fund may repurchase all or any portion of the Units of an Investor without consent or other action by the Investor or other person if the Fund determines that:

•	the Units have been transferred or have vested in any person by operation of law ( i.e. , the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Investor);

•	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

•
ownership of Units by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•
with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $25,000; or

•
it would be in the interest of the Fund, as determined by the Board, for the Fund to repurchase the Units. This may include, for example, if one investor jeopardizes the tax or other status of the Fund.

Transfers of Units
Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Board or Sponsor, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability.
Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.
By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer. The foregoing does not apply to claims arising under the federal securities laws.
CALCULATION OF NET ASSET VALUE
The Fund calculates its net asset value as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, each Class of the Fund will value its investments as of the relevant Determination Date. The net asset value of each Class of the Fund will equal the assets of the Class less the liabilities attributable to the Class, including accrued fees and expenses, each determined as of the relevant Determination Date. Because of the differences in distribution and service fees and Class-specific expenses, the per Unit net asset value of each Class will differ.
The Fund’s investments in Private Infrastructure Investments will be based on valuations provided by Investment Fund Managers and the Adviser according to the Valuation Procedures, subject to the general supervision of the Board. The Adviser will value the Fund’s investments, including ETFs and other securities, according to the Valuation Procedures.
The Valuation Procedures provide that, absent a market price, the Fund will value its investments in Private Infrastructure Investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account, or other estimated valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date as adjusted for any other relevant information known by or calculated by the Adviser at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date and any third-party valuations received by the Adviser.
As discussed above, a meaningful input in the Fund’s valuation of Private Infrastructure Investments will be the estimated valuations provided by Investment Fund Managers to the Adviser. In addition to reviewing and using as inputs the valuations provided by Investment Fund Managers, the Adviser will use a proprietary valuation methodology that incorporates general private equity pricing principles and will generally also incorporate information from third-party valuation services. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Private Infrastructure Investment. The Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust the value of such investments in light of this assessment. Any such decision will be made in good faith by the Adviser and will be subject to the general supervision of the Board. The Adviser will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Investment Fund Managers may adopt a variety of valuation techniques and provide differing levels of information concerning Private Infrastructure Investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Adviser generally will not be able to confirm with certainty the accuracy of valuations provided by any Investment Fund Managers until the Fund receives the Investment Funds’ audited financial statements (and even then, the Adviser will only be able to confirm the value as of the financial statement date).
To the extent the Fund holds ETFs or other securities or portfolio instruments that are not investments in Private Infrastructure Investments, the Adviser will price each portfolio instrument in the Fund using one of the third-party pricing services approved by the Adviser, unless it is determined pursuant to the Valuation Procedures that market quotations or prices provided by the pricing services are not readily available or are considered unreliable and any market based valuations issued by the pricing services are not readily available or are considered unreliable.
Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Adviser to be unreliable, will be valued according to fair value procedures specified in the Valuation Procedures. In general, fair value represents a good faith determination of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.
Expenses of the Fund, including the management fee, are accrued on a daily basis on each Determination Date and taken into account for the purpose of determining the Fund’s net asset value.
Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser or the Investment Fund Managers regarding appropriate valuations should prove incorrect.
CERTAIN TAX CONSIDERATIONS
The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including Foreign Investors (as defined below). Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax-qualified
plans or arrangements. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of the Fund
Qualification for and Treatment as a Regulated Investment Company
The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund holds a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers each of which the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined in the Code and as discussed further in the SAI); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt
income, for such year, in a manner qualifying for the dividends-paid deduction.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.
If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.
The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.
The federal income tax rules applicable to the Fund’s investments are unclear in some cases. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.
From time to time, the Fund may increase its investments in ETFs and/or other qualifying income securities in order to increase the percentage of the Fund’s income constituting qualifying income.
If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt
income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying
as a RIC that is accorded favorable tax treatment.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt
income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Excise Tax
If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year
period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds treated as partnerships for federal tax purposes will be treated as arising in the hands of the Fund at the time realized and recognized by the Investment Funds. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for the 4% excise tax.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.
Fund Investments
The Fund may invest a significant portion of its assets in Investment Funds that are classified as partnerships for U.S. federal income tax purposes.
The Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from an Investment Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Investment Funds, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.
Investment Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Investment Funds that are classified as partnerships for federal income tax purposes. It is possible that the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified
assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified
assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.
As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Investment Funds that would otherwise be consistent with its investment strategy or can require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include, as applicable, the direct investments, activities, income, gain, and loss of Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Investment Fund (or other entity, including the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
Passive Foreign Investment Companies
The Fund may invest in Investment Funds or in other entities that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to investors. The Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.
In certain circumstances, the Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market
election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC which has elected such mark-to-market
treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market
gains over the
mark-to-market
losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market
loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market
gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.
Where the
mark-to-market
election is made, it is possible that the Fund will be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard; if the Fund were unsuccessful in this regard, it could limit the ability of the Fund to qualify and be eligible for treatment as a RIC.

In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market
election in respect of indirectly held PFICs and, in such cases, will not have control over whether the QEF or mark-to-market
election is made.
If neither a
“mark-to-market”
nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in the PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.
Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund may unexpectedly incur the tax and interest charges described above. Any such tax will reduce the value of an Investor’s investment in the Fund.
Investments in Other RICs
The Fund’s investment in the shares of mutual funds, ETFs or other companies that qualify as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
Book-Tax
Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid a Fund-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its interests, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investment in the Corporate Subsidiary
The Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and
non-U.S.
sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund. The Fund may in the future restructure the Corporate Subsidiary, the manner in which it invests in the Corporate Subsidiary and/or the manner in which the Corporate Subsidiary makes investments, directly or indirectly.
Foreign Taxation
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit its investors to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, the investors will include in gross income from foreign sources their pro rata share of such taxes paid by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged
accounts (including those who invest through individual retirement accounts or other tax-advantaged
retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Investors are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.
Taxation of Investors
Distributions by the Fund
For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.
If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.
Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.
Distributions by the Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (“REIT”) dividends in the hands of non-corporate
shareholders.
Non-corporate
shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate
shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the
91-day
period beginning 45 days before the shares become
ex-dividend,
and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.
Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt
Investors
Income of a RIC that would be UBTI if earned directly by a
tax-exempt
entity will not generally be attributed as UBTI to a
tax-exempt
Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt
Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt
Investor within the meaning of Section 514(b) of the Code.
A
tax-exempt
Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.
CRTs and other
tax-exempt
Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax-qualified
plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.
Sale or Exchange of Units
Investors who tender all of the Fund interests (as previously defined, “Units”) they hold or are deemed to hold in response to a repurchase offer (as described under “Repurchases of Units and Transfers” above) will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called
“Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units (but not below zero), and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering
Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund.
The sale or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s wash-sale rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.
The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Foreign Investors
Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Foreign Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units (as described below).
Special rules would apply if the Fund were a qualified investment entity (“QIE”), because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than
10% interests in publicly traded classes of stock in REITs and not-greater-than-5%
interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5%
Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.
Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing
and -payment obligations discussed above through the sale and repurchase of Units. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the
30-day
period before the
ex-dividend
date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the
61-day
period that began on the first day of the
30-day
period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.
Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US
status (including, in general, furnishing an IRS Form
W-8BEN
or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.
Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts
Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.
ERISA CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh plan, each of which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Subadviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
Certain prospective Investors that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption, such as Prohibited Transaction Class Exemption (“PTCE”)
77-3
or PTCE
77-4.
Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.
The provisions of ERISA and the Code are subject to continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Investors that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.
ADDITIONAL INFORMATION
The following is a summary description of additional items and of select provisions of the Fund’s LLC Agreement and by-laws
(“By-Laws”)
which are not described elsewhere in this Prospectus. With respect to the select provisions of the LLC Agreement, the description of such provisions is not definitive and reference should be made to the LLC Agreement contained in Appendix A.
Board Management of the Fund
The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, AMG Funds LLC, the Fund’s Administrator and Sponsor, the Distributor, and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.
Forum for Adjudication of Disputes
. The Fund’s
By-Laws
provide that unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Fund or the Investors, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other agent of the Fund to the Fund or the Fund’s Investors, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Limited Liability Company Act, the Fund’s LLC Agreement or

By-Laws,
(iv) any action to interpret, apply, enforce or determine the validity of the LLC Agreement or
By-Laws
or any agreement contemplated by any provision of the 1940 Act, LLC Agreement or
By-Laws
or (v) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (each, a “Covered Action”), or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware. The foregoing section of the
By-Laws
does not apply to claims arising under the federal securities laws.
The
By-Laws
further provide that if any Covered Action is filed in a court other than in a federal or state court sitting with the State of Delaware (“a Foreign Action”) in the name of any Investor, such Investor shall be deemed to have consented to (i) the personal jurisdiction of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such Investor in any such Enforcement Action by service upon such Investor’s counsel in the Foreign Action as agent for such Investor. Furthermore, except to the extent prohibited by any provision of the Delaware Limited Liability Company Act or the LLC Agreement or for claims arising under federal securities laws, if any Investor shall initiate or assert a Foreign Action without the written consent of the Fund, then each such Investor shall be obligated jointly and severally to reimburse the Fund and any officer or Director of the Fund made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance
with this provision of the
By-Laws.
Any person purchasing or otherwise acquiring or holding any Units of the Fund will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.
This forum selection provision may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with Directors, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the
By-Laws
to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.
Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Derivative and Direct Claims of Investors
. The Fund’s LLC Agreement provides that an Investor may not commence a proceeding on behalf or for the benefit of the Fund unless the following conditions are met: (i) the Investor or Investors must make a pre-suit
demand upon the Directors to bring the subject action unless an effort to cause the Directors to bring such an action is not likely to succeed; a demand on the Directors shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is not composed of Independent Directors; (ii) unless a demand is not required under provision (i), Investors eligible to bring such derivative action under the Delaware Limited Liability Company Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, shall join in the request for the Directors to commence such action; and (iii) unless a demand is not required under provision (i), the Directors must be afforded a reasonable amount of time to consider such Investor request and to investigate the basis of such claim. The Directors shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Investors making such request to reimburse the Fund for the expense of any such advisers in the event that the Directors determine not to bring such action. The Board may designate a committee of one Director to consider an Investor demand if necessary to create a committee with a majority of Independent Directors. If demand is not required under the Fund’s LLC Agreement, only Investors eligible to bring such derivative action under the Delaware Limited Liability Company Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, may bring a derivative action on behalf of the Fund. The foregoing section of the LLC Agreement does not apply to claims arising under the federal securities laws.

Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Investors, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Investors, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.
An Investor may not bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under the LLC Agreement , unless the Investor has obtained authorization from a majority of the Independent Directors to bring the action. In its sole discretion, the Board may submit the matter to a vote of Investors of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Investors, shall be binding upon the Investor or Investors seeking authorization. The foregoing section of the LLC Agreement does not apply to claims arising under the federal securities laws.
Liability of Investors
Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.
Duty of Care of the Board and the Adviser
The LLC Agreement provides that none of the Directors, officers of the Fund, Adviser, or the Sponsor (including any officer, director, member, partner, principal, employee, or agent of the Adviser or Sponsor and each of their respective affiliates) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services under the LLC Agreement, unless such loss or damage was due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, officers of the Fund, Adviser, Sponsor, or any of their affiliates, by the Fund, against any damages, liability, and expense to which any of them may be liable; (i) by reason of being or having been a Director or officer of the Fund, the Adviser, the Sponsor or officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates; or (ii) which arises in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.
Nothing in the LLC Agreement modifying, restricting or eliminating the duties or liabilities of directors and other fiduciary covered persons shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.
Confidentiality
The LLC Agreement states that, except as required by applicable law, Investors agree not to share the names or addresses of any other Investor that has been provided to the Investor by the Fund and that is not otherwise publicly available (collectively, “Confidential Information”). Such Confidential Information may only be shared with the prior written consent of the Board. This provision is not applicable to the Fund. If an Investor or any of the Investor’s principals, partners, members, directors, officers, employees or agents or any of the Investor’s affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, breaches this provision of the LLC Agreement, the non-breaching
Investors will have the right to obtain equitable relief, including without limitation, injunctive relief, to prevent the disclosure of Confidential Information and the right to reasonable attorneys’ fees and other litigation expenses. This right to equitable relief would be in addition to any and all other remedies available at law or in equity to the non-breaching
Investors and the Fund.
The LLC Agreement also provides that the Fund, the Board, the Adviser and the Sponsor have the right to keep certain information confidential from Investors.
Amendment of the LLC Agreement
Subject to the limitations of Section 8.1(b) of the LLC Agreement, the LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act; and (ii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.
Power of Attorney
By purchasing an interest in the Fund, each Investor will appoint the Sponsor and each of the Directors his or her attorney-in-fact
for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. With respect to the dissolution of the Fund, the power of attorney will extend to any liquidator of the Fund’s assets.
The
power-of-attorney
granted in the LLC Agreement is a special
power-of-attorney
coupled with an interest in favor of the Sponsor and each of the Directors and as such is irrevocable and continues in effect until all of such Investor’s interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.
Term, Dissolution and Liquidation
The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•
upon the determination of Investors not to continue the business of the Fund at a meeting called by the Sponsor when no Director remains or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity;

•	at the election of the Sponsor, subject to ratification by the Board; or

•	as required by operation of law.
Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors; and (3) finally to the Investors proportionately in accordance with their investment in the Fund. The Board or liquidator may distribute ratably in kind any assets of the Fund, provided such assets are valued pursuant to provisions of the LLC Agreement.
Reports to Investors
The Fund will furnish to Investors, as soon as practicable after the end of each calendar year, information on Form
1099-DIV
as required by law to assist the Investors in preparing their tax returns. The Fund will also send to Investors, or make available, a semi-annual and an audited annual report. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT
AMG PANTHEON INFRASTRUCTURE FUND, LLC
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
Dated and effective as of April 16, 2025

i

ii

AMG PANTHEON INFRASTRUCTURE FUND, LLC
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of AMG PANTHEON INFRASTRUCTURE FUND, LLC (the “Fund”) is dated and effective as of April 16, 2025 by and among AMG Funds LLC, as Organizational Member and Sponsor, Pantheon Infra Advisors LLC, as Adviser, the Directors identified on Schedule I hereto, and each person hereinafter admitted to the Fund in accordance with this Agreement and reflected on the books of the Fund as a Member.
W I T N E S S E T H:
WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of November 21, 2024, and filed with the Secretary of State of the State of Delaware on November 21, 2024;
WHEREAS, the Fund entered into a limited liability company agreement, dated November 21, 2024 (the “Original Agreement”) to govern the operations of the Fund; and
WHEREAS, the Fund amended and restated the Original Agreement on February 14, 2025 (the “Amended Agreement”); and
WHEREAS, the Fund amended and restated the Amended Agreement on April 4, 2025 and further amended and restated the Amended Agreement on April 4, 2025 (the “Second Amended Agreement”); and
WHEREAS, the parties wish to amend and restate the Second Amended Agreement pursuant to the terms of this Agreement;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:
ARTICLE I
DEFINITIONS
For purposes of this Agreement:
1940 Act
means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
Adviser
 means Pantheon Infra Advisors LLC in its capacity as investment adviser under the Investment Advisory Agreement, or any successor investment adviser to the Fund.
Affiliate
means affiliated person as such term is defined in the 1940 Act.
Agreement
means this Limited Liability Company Agreement, as amended and/or restated from time to time.
Board
 means the Board of Directors established pursuant to Section 2.6 hereof.
By-Laws
means the
By-Laws
of the Fund, as amended and/or restated from time to time.
Certificate
 means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

1

Class
 means any division of Units, which is or has been established in accordance with the provisions of Section 5.1 hereof.
Closing Date
 means the first date on or as of which a Member other than the Organizational Member is admitted to the Fund.
Code
means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.
Delaware Act
means the Delaware Limited Liability Company Act (6
 Del. C.
 § 18-101,
et seq.
) as in effect on the date hereof and as amended from time to time, or any successor law.
Director
means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a “manager” of the Fund within the meaning of the Delaware Act, with such powers and authority as set forth in this Agreement.
Electronic Transmission
means any form of communication not directly involving the physical transmission of paper including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by the recipient thereof and that may be directly reproduced in paper form by such recipient through an automated process.
Fiscal Year
 means the period commencing on the Closing Date and ending on the first March 31 st
 following the Closing Date, and thereafter each period commencing on April 1 st
 of each year and ending on March 31 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible fiscal year under the Code.
Form
 N-2
means the Fund’s Registration Statement on
Form N-2,
as amended from time to time, filed with the Securities and Exchange Commission.
Fund
means AMG Pantheon Infrastructure Fund, LLC, a Delaware limited liability company.
Independent Directors
 means those Directors who are not “interested persons” of the Fund as such term is defined in the 1940 Act.
Insurance
 means any insurance policy, the benefits of which are payable to the Fund.
Investment Advisory Agreement
 means an investment advisory agreement entered into between the Adviser and the Fund, or an investment advisory agreement entered into between any successor investment adviser to the Fund and the Fund, as from time to time in effect.
Investment Funds
 means unregistered pooled investment vehicles,
co-investment
vehicles and registered investment companies that are advised and/or sponsored by an Investment Fund Manager.
Investment Fund Managers
 means portfolio fund,
co-investment
vehicle or special purpose vehicle managers and/or sponsors among which the Fund deploys some or all of its assets.
Member
 means the Organizational Member, as the initial member of the Fund, and includes any Person who is admitted to the Fund in accordance with this Agreement as a member of the Fund until the Fund repurchases all of the Units of such Person pursuant to Section 4.4 hereof or such Person otherwise ceases to be a member of the Fund in accordance with this Agreement, or a substitute Member who is admitted to the Fund pursuant to Section 4.3 hereof, in such Person’s capacity as a member of the Fund.
Organizational Member
 means the Person executing this Agreement in such capacity.

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Person
means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization or any other “person” as defined in Section 18-101(14)
of the Delaware Act.
Securities
 means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and other financial instruments of U.S.
and non-U.S.
entities, including, without limitation, capital stock, shares of beneficial interests, partnership interests and similar financial instruments, as well as any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.
Sponsor
means AMG Funds LLC.
Transfer
means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.
Units
means the equal proportionate shares into which the limited liability company interests of all Members in the Fund are divided from time to time, each of which represents a limited liability company interest in the Fund that is equal in all respects to all other Units and as to which the holder hereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units or, if more than one Class is authorized by the Board and outstanding, the equal proportionate shares into which each Class of Units shall be divided from time to time, each of which represents a limited liability company interest in the Fund that is equal in all respects to all other Units of the same Class and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.
ARTICLE II
ORGANIZATION; ADMISSION OF MEMBERS; BOARD
2.1.
 Formation of Limited Liability Company.
(a) The filing of the Certificate by Garret W. Weston, as an authorized person of the Fund within the meaning of the Delaware Act, is hereby ratified and confirmed, and the Organizational Member and any Person or Persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof, including any amendments and/or restatements of the Certificate) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund. The Organizational Member or any officer of the Fund is also authorized to obtain on behalf of the Fund an Employer Identification Number from the Internal Revenue Service, EDGAR access codes from the Securities and Exchange Commission, and a CUSIP identifier from CUSIP Global Services. The Organizational Member was admitted to the Fund as a member of the Fund effective as of the time of the filing of the Certificate and hereby continues as a member of the Fund upon its execution of a counterpart signature page to this Agreement.
(b) From time to time, the Board may adopt, amend and repeal
By-Laws
not inconsistent with this Agreement providing for the conduct of the affairs of the Fund and the Board and such other matters set forth therein. For all purposes of the Delaware Act, this Agreement and the
By-Laws
together constitute the “limited liability company agreement” of the Fund within the meaning of the Delaware Act. The
By-Laws
are incorporated by reference into this Agreement. To the extent that any of the terms or provisions of the
By-Laws
conflict with any of the terms or provisions of this Agreement, the terms or provisions of this Agreement shall control.

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2.2.
 Name.
The name of the Fund shall be “AMG Pantheon Infrastructure Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.
2.3.
 Principal and Registered Office
.
The Fund shall have its principal office at the principal office of the Sponsor, or at such other place designated from time to time by the Board.
The Fund shall have its registered office in the State of Delaware at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, Delaware 19801, and shall have The Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.
2.4.
 Duration
.
The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.
2.5.
 Business of the Fund
.
(a) The business of the Fund is, directly or indirectly through one or more wholly-owned subsidiaries, to purchase, sell (including short sales), invest and trade in Securities, invest in Investment Funds and engage in any financial or derivative transactions relating to any of the foregoing or otherwise to engage in such other activities and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act.
(b) The Fund shall operate as
a closed-end,
management investment company in accordance with the 1940 Act.
2.6.
 The Board
.
(a) The Organizational Member hereby designates those Persons listed on Schedule I, who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors, to serve as Directors on the initial Board. From time to time, the Board may fix the number of Directors or fill vacancies in the Directors, including vacancies arising from an increase in the number of Directors, or remove Directors with or without cause. Each Director shall serve during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Members called for the purpose of electing Directors and until the election and qualification of his or her successor. At any meeting called for the purpose, a Director may be removed by vote of the holders of two-thirds
of the outstanding Units. Any Director may resign at any time by written instrument signed by him or her and delivered to any officer of the Fund or to a meeting of the Board. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund or otherwise authorized by the Board, no Director resigning and no Director removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Members may elect Directors at any meeting of Members called by the Board for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

4

If no Director remains, the Sponsor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing one or more Directors. If the Members, voting pursuant to the provisions of Section 3.3, shall determine at such meeting not to continue the business of the Fund or if one or more Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.
2.7.
 Members
.
The Board may admit one or more Members to the Fund as members of the Fund as of the first business day of each calendar month or at such other times as the Board may determine without the consent of any other Person. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, the Sponsor, or any other Person to whom the Board has delegated such authority from time to time, in their absolute discretion, may reject applications for the purchase of Units in the Fund. In connection with the admission of any Person as a Member, the books and records of the Fund shall be revised by an officer or any Person designated by the Board to reflect the name and the purchase of Units of such additional Member.
2.8.
 Organizational Member
.
The initial capital contribution to the Fund by the Organizational Member was represented by a Unit. Upon the admission to the Fund of an additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all of its capital contribution, if any, without interest or deduction, and shall resign from the Fund. Following such resignation and the return of the Organizational Member’s capital contribution, if any, the Organizational Member shall thereupon cease to have or exercise any right or power as a member of the Fund.
2.9.
 Both Directors, the Adviser, the Sponsor and Members
.
A Person may at the same time be a Director and a Member, the Adviser and a Member, or the Sponsor and a Member, in which event such Person’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.
2.10.
 Limited Liability
.
Except as otherwise provided under applicable law, none of the Members, Directors, Sponsor, nor, except to the extent provided in Section 3.6 hereof and in the Investment Advisory Agreement, the Adviser, shall be liable personally for the Fund’s debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund in an amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets, except that a Member may be obligated to repay any funds wrongfully distributed to such Member.
ARTICLE III
MANAGEMENT
3.1.
 Management and Control.
(a) The management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all

5

rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. Notwithstanding the last sentence of
Section 18-402
of the Delaware Act, no Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. Except to the extent otherwise expressly provided in this Agreement, (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end
management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund, and each of the Adviser and the Sponsor shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Directors are elected by the Members or the Fund is dissolved in accordance with Section 6.1 hereof.
(b) The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.
(c) Members, in their capacity as such, shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the applicable federal securities laws or, subject to the terms of this Agreement, as otherwise required by any non-waivable
provision (if any) of the Delaware Act.
(d) The Board may delegate to any Person any rights, power, and authority vested by this Agreement in the Board, including the power to so delegate under this Section 3.1(d), to the extent permissible under applicable law.
3.2.
 Actions by the Board.
(a) Unless provided otherwise in this Agreement or a higher or additional standard (e.g. approval by a majority of the Independent Directors) is required by the 1940 Act, any act to be taken by the Board may be taken: (i) by the affirmative vote of a majority of the Directors present at a meeting duly called at which a quorum of the Directors shall be present (in person or by telephone); or (ii) by consent, given in writing or by Electronic Transmission, of a majority of the Directors without a meeting.
(b) The Board may designate from time to time a Chairperson who shall preside at all meetings. Meetings of the Board may be called by the Chairperson or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting at least 24 hours in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a waiver of notice, given in writing or by Electronic Transmission, with respect to the meeting. Directors may attend and participate in any meeting by conference telephone or other communications equipment which permits all Directors participating in the meeting to hear each other. A majority of the Directors then in office shall constitute a quorum at any meeting.
(c) The Board may designate from time to time agents of the Fund who shall have the same powers and duties to act on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund. The Persons listed on Schedule I are hereby designated as the initial officers of the Fund. Additional or successor officers of the Fund shall be chosen by the Board and shall consist of at least a President and a Secretary.

6

3.3.
 Meetings of Members.
(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(b) hereof, meetings of the Members may be called by the Board or by Members holding one-third
of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board or, to the extent applicable, the Sponsor, shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least seven days prior to such meeting. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding one-third
of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. Any meeting of Members may, by action of a Director or the President of the Fund, be adjourned from time to time with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter, and any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice; upon motion of a Director or the President of the Fund, the question of adjournment may be (but is not required by this Agreement to be) submitted to a vote of the Members, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any Units present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
(b) On each matter submitted to a vote of Members, unless the Board determines otherwise, all Units of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which the Board determines that a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board determines that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the Units of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Units of the one or more affected Classes shall be entitled to vote as determined by the Board in its sole discretion.
(c) Subject to Section 3.3(b) above, each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit). The Board or, to the extent applicable, the Sponsor, shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member entitled to vote at the meeting and the number of votes that each Member will be entitled to cast at the meeting.
(d) A Member may vote at any meeting of Members by a proxy properly given in writing or by Electronic Transmission or by any other means permitted by applicable law by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member giving the proxy by a later writing or Electronic Transmission or by any other means permitted by applicable law delivered to the Fund at any time prior to exercise of the proxy, or if the Member giving the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing or by Electronic Transmission are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

7

3.4.
 Other Activities of Members, Directors, the Adviser, and the Sponsor.
(a) None of the Directors or officers of the Fund nor the Adviser or Sponsor shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.
(b) The Adviser, Sponsor, and any Member, officer of the Fund, Director, or Affiliates of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities and Investment Funds, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of the Adviser, Sponsor, or any other Member, officer of the Fund, Director, or Affiliates of any of them, or any profits derived therefrom, and the pursuit of such activities, even if competitive with the activities of the Fund, shall not be deemed wrongful or improper. No such Person shall be liable to the Fund or any Members for breach of any fiduciary or other duty by reason of the fact that such Person takes any such action or pursues or acquires for, or directs an opportunity to another Person or does not communicate such opportunity to the Fund.
3.5.
 Duty of Care.
(a) The Directors, officers of the Fund, the Adviser, the Sponsor, including any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor and each of their respective affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such Person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Person’s duties hereunder.
(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.
3.6.
 Indemnification.
(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.6(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), each officer of the Fund, the Adviser, the Sponsor, each officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor, and each of their respective affiliates, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any Person who controls or is under common control, or otherwise is affiliated, with the Adviser or Sponsor and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Adviser, or the Sponsor, any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall

8

have been finally determined in
a non-appealable
decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.6 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.6 to the fullest extent permitted by law.
(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.6(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.
(c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.6(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
(d) Any indemnification or advancement of expenses made pursuant to this Section 3.6 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a non-appealable
decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.6, it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.6 the Fund shall be entitled to recover such expenses upon a final non-appealable
adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.6. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.6, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.6 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).
(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.6 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member, the Adviser nor the Sponsor shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.

9

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.6 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, a Director, the Adviser, the Sponsor or other Person.
3.7.
Fees, Expenses and Reimbursement.
(a) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket
expenses incurred by them in performing their duties under this Agreement.
(b) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Expenses to be borne by the Fund (and, thus, indirectly by Members) include, but are not limited to, the following:
(1) all expenses related to its investment program, including, but not limited to: (i) expenses borne through the Fund’s investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S.
dividends or
other non-U.S. source
income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage and finders’ fees and commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;
(2) the management fee paid by the Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund;
(3) any distribution and/or service fees to be paid pursuant to a plan adopted in accordance with
Rule 12b-1 under
the 1940 Act;
(4) all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund) associated with the operation and registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;
(5) fees and expenses of the Independent Directors of the Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Members that are regularly scheduled, permitted or required to be held under the terms of this Agreement, the 1940 Act, or other applicable law;
(6) a portion, as determined by the Board, of the compensation payable to the Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s compliance program;
(7) the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors;

10

(8) the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund;
(9) all recordkeeping, custody, transfer agency and similar fees and expenses incurred by the Fund;
(10) all costs and expenses incurred in connection with investor reporting and preparing, setting in type, printing and distributing reports and other communications, including repurchase offer correspondence or similar materials, to Members or potential investors, including information technology costs related thereto;
(11) all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;
(12) all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
(13) fees of custodians, other service providers to the Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other Persons providing administrative services to the Fund;
(14) any extraordinary expenses, including, without limitation, (i) any actual or potential litigation, claim, mediation, arbitration or other disputes (including expenses incurred in connection with the investigation, prosecution, defense, judgment, award or settlement of litigation and the appointment of any agents for service of process); (ii) indemnification or contribution obligations under the Fund’s organizational documents, including advanced payment of any such fees, costs or expenses to persons entitled to such indemnification, or other matters that are the subject of indemnification or contribution pursuant to the Fund’s organizational documents; (iii) excise taxes; and (iv) costs incurred in connection with holding and/or soliciting proxies for a meeting of Members;
(15) all taxes to which the Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S.
or non-U.S.
jurisdictions;
(16) all statutory fees or other governmental, administrative, legal regulatory or other similar charges, if any, levied against or in respect of or in relation to the Fund or in connection with its business or operations, including relating to compliance with any Fund-related agreements and agreements with investors;
(17) any actual or potential audit, inquiry, assessment, examination, investigation or other proceeding by any taxing authority or incurred in connection with any governmental inquiry, investigation or proceeding, in each case, involving or otherwise applicable to the Fund, including the amount of any judgment, settlement, remediation, fine, interest, late interest and/or penalty paid in connection therewith and including advancement of any such amounts;
(18) all borrowings related payments, including interest and fees incurred in connection with the negotiation and establishment of credit facilities, credit support, guarantees, swap or other relevant arrangements with respect to such borrowings or related to securing the same by mortgage, pledge, or other encumbrance, if applicable, or relating to hedging activities;
(19) any activities with respect to protecting the confidential or non-public
nature of any information or data, including confidential information; and

11

(20) such other types of expenses as may be approved from time to time by the Board.
Except as set forth in the Investment Advisory Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.
(c) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser or Sponsor, or any Affiliate of the Adviser or Sponsor, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.
3.8.
Liabilities and Duties
.
To the fullest extent permitted by applicable law, the Members agree that the provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of a Member, officer of the Fund, a Director or other Person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other Person. Notwithstanding anything to the contrary in this Agreement modifying, restricting or eliminating the duties or liabilities of Directors, officers, or the Adviser, nothing in this Agreement and the
By-Laws
of the Fund shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to such matters arising under the federal securities laws.
ARTICLE IV
TERMINATION OF STATUS OR REMOVAL OF ADVISER AND SPONSOR
TRANSFERS AND REPURCHASES
4.1.
 Termination of Status of the Adviser.
The status of the Adviser as Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with such Person, effective as of the date of such termination.
4.2.
 Termination of Status of the Sponsor.
The status of AMG Funds LLC as Sponsor shall terminate if AMG Funds LLC shall voluntarily withdraw as Sponsor with written notice to the Board.
4.3.
 Transfer of Units.
(a) Units may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board or the Sponsor (which may be withheld in each of its sole and absolute discretion).
(b) If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if neither the Board nor the Sponsor consent to a Transfer, the Fund reserves the right to repurchase the transferred Units from the Member’s successor pursuant to Section 4.4.
(c) Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase such Units made by the Fund (provided that the Fund need not make any such offer) and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to such Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. In

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no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board or the Sponsor (or a delegate of either of them), which may be withheld in each of its (or each delegate’s) sole discretion. The admission to the Fund of any transferee or successor as a substituted Member shall be effective upon such consent and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement, without the consent of any other Person.
(d) Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.
(e) Each transferring Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of a Member’s Units, such transferring Member shall cease to be a member of the Fund with respect to such Units. Unless prohibited by applicable law (and then only to the extent so prohibited) each transferring Member shall indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member (or such Member’s transferee) in connection with any such Transfer.
4.4.
Repurchase of Units.
(a) From time to time, the Fund may redeem or repurchase its Units, all upon such terms and conditions as may be determined by the Directors and subject to any applicable provisions of the 1940 Act or any exemption therefrom. The Fund may require Members to pay a withdrawal charge, a sales charge, or any other form of charge to the Fund, to the underwriter or to any other person designated by the Directors upon redemption or repurchase of Units in such amount as shall be determined from time to time by the Directors. The Fund may also charge a redemption or repurchase fee, payable to the Fund, in such amount as may be determined from time to time by the Directors. The Directors may from time to time specify conditions, not inconsistent with the 1940 Act or any exemption therefrom, regarding the redemption or repurchase of Units of the Fund.
(b) Subject to Section 4.4(a) hereof, Units may be redeemed or repurchased at their net asset value or at such other price as is in compliance with the 1940 Act or any exemption therefrom, which may be reduced by any sales charge, withdrawal charge, repurchase or redemption fee, or any other form of charge authorized by the Directors. Net asset value shall be determined as set forth in Section 7.2 hereof as of such time as the Directors shall have theretofore prescribed by resolution. Subject to Section 6.2(a) hereof, any units of preferred stock may be redeemed or repurchased on such terms as are stipulated in the document or resolution of the Directors establishing their terms. Payment for Units redeemed or repurchased shall be made in cash or in property out of the assets of the Fund, or if applicable, the relevant Class to the Member of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price shall be determined by or under authority of the Board. In no case shall the Fund be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.
(c) The Board may cause the Fund to repurchase all or any portion of the Units of a Member or any Person acquiring any Units from or through a Member if the Board determines or has reason to believe that:
(1) such Units have been transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Member);

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(2) if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;
(3) ownership of such Units by a Member or other Person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;
(4) continued ownership of such Units by a Member may be harmful or injurious to the business or reputation of the Fund, the Adviser or any of its affiliates, the Sponsor or any of affiliates, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;
(5) any of the representations and warranties made by a Member or other Person in connection with the acquisition of Units was not true when made or has ceased to be true;
(6) with respect to a Member subject to special laws or regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;
(7) the investment balance of the Member falls below the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or
(8) it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.
(d) Subject to applicable federal law, including the 1940 Act, and except as otherwise determined by the Directors, upon redemption or repurchase, Units shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Units were entitled to vote had been set on a date prior to the date on which such Units were redeemed or repurchased. In making a determination as to whether redeemed or repurchased Units shall be deemed outstanding and carry any voting rights with respect to any matter on which such Units were entitled to vote prior to redemption or repurchase, subject to applicable federal law including the 1940 Act, the Directors may, among other things, determine that Units redeemed or repurchased either before or after a date specified by the Directors between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Units redeemed or repurchased after the record date for such matter and before the voting date no longer were deemed outstanding and earned any voting rights.
(e) The Board may declare a suspension of the right of repurchase or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Board shall specify and thereafter there shall be no right of repurchase or payment until the Board shall declare the suspension at an end. In the event that the Fund is divided into Classes, the provisions of this Section 4.4, to the extent applicable as determined in the discretion of the Board and consistent with the 1940 Act, may be equally applied to each such Class.

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ARTICLE V
UNITS
5.1.
Units.
(a) The limited liability company interests in the Fund shall be divided into such transferable (in accordance with this Agreement) Units of one or more separate and distinct Classes of Units as the Board, in its sole discretion and without Member approval, from time to time create and establish. The Board shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the Members of any Class or any other Person (i) to create, establish and designate, and to change in any manner, any initial Class or additional Classes, and to fix such preferences, voting powers, rights and privileges of such Classes, which may be superior and/or senior to the preferences, voting powers, rights and privileges of any existing Class, as the Board may from time to time determine; (ii) to divide or combine the Units or any Classes into a greater or lesser number, provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units; (iii) to classify or reclassify any unissued Units or any Units previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time; and (iv) to take such other action with respect to the Units as the Board may deem desirable. Except as provided herein, each Unit of a particular Class shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit of a particular Class shall be equal with respect to net asset value per Unit of that Class as against each other Unit of that Class. The rights attaching to all Units of a particular Class shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights. Unless another time is specified by the Board, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board setting forth such establishment and designation and the preferences, powers, rights and privileges of the Units of such Class (a “Class Designation”), whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution. Each such Class Designation shall be deemed to form part of this Agreement;
(b) The number of the Fund’s authorized Units of each Class and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(k) hereof, the Board may issue Units of each Class for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split of Units), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Board shall be fully paid and non-assessable;
(c) All references to Units in this Agreement shall be deemed to be Units of any or all Classes as the context may require. All provisions herein relating to the Fund shall apply equally to each Class of the Fund except as the context otherwise requires;
(d) Any Director, officer or other agent of the Fund (including, without limitation, the Adviser and Sponsor), and any organization in which any such Person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such Person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such Person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally;
(e) Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be. The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of each Class of Units and as to the number of Units of each Class held from time to time by each such Person;
(f) All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund;

15

(g) The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund;
(h) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Board may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund and for any reasonable reserves as determined by the Board in its sole discretion. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units of a Class in proportion to the net asset value of Units of such Class held by such Persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board may determine that no dividend or distribution shall be payable on Units as to which the Member’s purchase order and/or payment have not been received by the time or times established by the Board under such program or procedure. Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Board or pursuant to any program that the Board may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that Person. Any dividend or distribution paid in Units of a Class will be paid at the net asset value thereof of such Class as determined in accordance with Section 7.2 hereof. Notwithstanding anything in this Agreement to the contrary, the Board may at any time declare and distribute a dividend of Units of a Class or other property pro rata among the Members or other holders of Units of such Class at the date and time of record established for the payment of such dividends or distributions;
(i) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other Person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18-607
or
Section 18-804
of the Delaware Act or any other applicable law;
(j) Units shall be transferable only in accordance with Section 4.3 hereof;
(k) The Board, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such Persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof. The Board may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms;
(l) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund. Fractions of Units shall be calculated to three decimal points.

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ARTICLE VI
DISSOLUTION AND LIQUIDATION
6.1.
Dissolution.
(a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:
(1) upon the affirmative vote to dissolve the Fund by the Board;
(2) upon the determination of the Members not to continue the business of the Fund at a meeting called by the Sponsor in accordance with Section 2.6(b) hereof when no Director remains to continue the business of the Fund or if one or more Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;
(3) at the election of the Sponsor to dissolve the Fund; or
(4) the entry of a decree of judicial dissolution of the Fund under
Section 18-802
of the Delaware Act.
Except as provided above, Members shall not have the authority, by vote or otherwise, to dissolve or cause the dissolution of the Fund. Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.
6.2.
Liquidation of Assets.
(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:
(1) payments in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;
(2) such debts and liabilities as are owing to current or former Members as a result of having previously tendered their Units to the Fund for repurchase shall be paid next in their order of seniority and on a pro rata
basis.
(3) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata
basis; and
(4) the Members shall be paid next, on a
pro rata
basis, in proportion to the net asset value of Units held by such Person.
(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund;
 provided, however,
 that if any
in-kind distribution
is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

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ARTICLE VII
ACCOUNTING, VALUATIONS AND WITHHOLDING
7.1.
Accounting and Reports.
(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.
(b) Except as required by the 1940 Act, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund. To the fullest extent permitted by Section 18-305(g)
of the Delaware Act, each Member agrees that its right to receive information from the Fund with respect to its interest in the Fund is restricted to only those rights to information set forth in this Agreement. No act of the Fund, the Adviser, the Sponsor or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(b).
7.2.
Valuation of Assets.
(a) Except as may be required by the 1940 Act or the staff of the Securities and Exchange Commission, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures approved by the Board or as may be determined from time to time in accordance with policies established by the Board. The Board may suspend the calculation of the Fund’s net asset value from time to time to the extent permissible under applicable law and in accordance with policies established by the Board. Assets of the Fund invested in Investment Funds shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.
(b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.
(c) The net asset value of each outstanding Unit of any Class shall be the quotient obtained by dividing (a) the value of the assets belonging to that Class less the liabilities belonging to such Class by (b) the total number of Units of that Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Directors from time to time.
7.3.
Withholding.
(a) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.
(b) For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

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(c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Unless prohibited by applicable law (and then only to the extent so prohibited), each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
8.1.
Amendment of Limited Liability Company Agreement.
(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.
(b) Any amendment that would:
(1) increase the obligation of a Member to make any contribution to the Fund;
(2) reduce the rights attaching to the Units held by any Person as against the rights attaching to the Units held by any other Person, except to the extent specifically contemplated by Section 5.1(a); or
(3) modify the events causing the dissolution of the Fund;
may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund (except as otherwise contemplated in Section 8.1(c) hereof).
(c) By way of example only, the Board, at any time without the consent of the Members may:
(1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;
(2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and
(3) amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund maintains its then-current federal tax treatment.

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(d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.
(e) Notwithstanding anything in this Agreement, the
By-Laws
may be amended in accordance with their terms.
8.2.
Special Power of Attorney.
(a) Each Member hereby irrevocably makes, constitutes and appoints the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact
of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:
(1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);
(2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and
(3) all other such instruments, documents and certificates which from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.
(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact
appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney
with a view to the orderly administration of the affairs of the Fund.
(c) Pursuant
to Section 18-204(c)
of the Delaware Act,
this power-of-attorney
is a
special power-of-attorney and
is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power in favor of the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:
(1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death, disability, incapacity, dissolution, termination of existence or bankruptcy of, or any other event concerning, any party granting this power-of-attorney,
regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and
(2) shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board or the Sponsor for admission to the Fund as a substituted Member, this power-of-attorney given
by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board, the Sponsor, or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

20

8.3.
Notices.
Notices which may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or by Electronic Transmission, including e-mail,
or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, Electronic Transmission
(including e-mail),
commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.
8.4.
Agreement Binding Upon Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.
8.5.
Applicability of 1940 Act and Form
 N-2
.
The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the
Form N-2
which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the
Form N-2.
8.6.
Choice of Law; Derivative and Direct Claims.
(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by and construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.
(b) As used in this Agreement, a “direct” Member claim shall refer to (i) a claim based upon alleged violations of a Member’s individual rights independent of any harm to the Fund, including a Member’s voting rights under this Agreement, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Member and independent of any harm to the Fund; and (ii) a claim for which a direct Member action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a Member, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, shall be considered a “derivative” claim as used in this Agreement.
(c) No Member may bring a derivative action on behalf of the Fund unless the following conditions are met:
(1) The Member or Members must make a
pre-suit
demand upon the Directors to bring the subject action unless an effort to cause the Directors to bring such an action is not likely to succeed. For purposes of this Section 8.6(c), a demand on the Directors shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is not composed of Independent Directors;

21

(2) Unless a demand is not required under paragraph (1) of this Section 8.6(c), Members eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, shall join in the request for the Directors to commence such action; and
(3) Unless a demand is not required under paragraph (1) of this Section 8.6(c), the Directors must be afforded a reasonable amount of time to consider such Member request and to investigate the basis of such claim. The Directors shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Members making such request to reimburse the Fund for the expense of any such advisers in the event that the Directors determine not to bring such action. For purposes of this Section 8.6, the Board may designate a committee of one Director to consider a Member demand if necessary to create a committee with a majority of Independent Directors.
In its sole discretion, the Board may submit the matter to a vote of Members of the Fund or any Class, as appropriate. Any decision by the Directors to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Members, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Members, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.
(4) If demand is not required under paragraph (1) of this Section 8.6(c), only Members eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Units, or 10% of the outstanding Units of the Class to which such action relates, may bring a derivative action on behalf of the Fund.
This section 8.6(c) does not apply to claims arising under the federal securities laws.
(d) No class of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under this Agreement, nor shall any single Member, who is similarly situated to one or more other Members with respect to an alleged injury, have the right to bring such an action, unless the class of Members or single Member has obtained authorization from a majority of the Independent Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Members or single Member to support the allegations made in the request. The Board shall consider such request within 90 days after its receipt by the Fund. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be binding upon the class of Members or single Member seeking authorization. This section 8.6(d) does not apply to claims arising under the federal securities laws.
8.7.
Not for Benefit of Creditors.
The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Adviser, the Sponsor, officers of the Fund, Directors, and the Fund. This Agreement is not intended for the benefit of non-Member
creditors and no rights are granted
to non-Member creditors
under this Agreement (except as provided in Section 3.6).

22

8.8.
Consents.
Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.
8.9.
Merger and Consolidation.
Notwithstanding any other provision of this Agreement or the Delaware Act, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of
the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by the Board, without the consent of any Member or Person being required. In addition, the Board may, without the consent of any Member or Person being required, approve any of the transactions contemplated by Sections
18-213
(transfer or continuance of domestic limited liability companies),
18-216
(approval of conversion of a limited liability company) and
18-217
(division of a limited liability company) of the Delaware Act.
8.10.
Pronouns.
All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.
8.11.
Confidentiality.
(a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Member provided by the Fund that is not otherwise publicly available (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in its sole discretion, it being understood and agreed that the foregoing provision is not applicable to the Fund.
(b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching
Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching
Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.
(c) Notwithstanding anything to the contrary in this Agreement, the Fund, the Board, the Adviser, and the Sponsor shall each have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board, the Adviser, or the Sponsor reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board, the Adviser, or the Sponsor in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.
8.12.
Certification of Tax Status.
Unless such certification is not deemed necessary by the Adviser or Sponsor, each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify upon admission to the Fund whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, as well as such other tax matters as deemed necessary or appropriate by the Fund, Adviser, Sponsor, or Board, and shall notify the Fund within 30 days of any change in such Member’s status; each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall, from time to time, provide such tax certification, documentation, waivers, representations or information as requested by the Fund, Adviser, Sponsor, or Board. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United
States Person for purposes of U.S. Federal tax withholding.

23

8.13.
Severability.
If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).
8.14.
 Filing of Returns.
The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return and any required state and local income tax and information returns for each tax year of the Fund in which it is required to file a tax return in compliance with Section 6012 of the Code and any applicable state or local income tax law.
8.15.
Tax Election.
The Sponsor, or any officer, Director, or Member (at the request of the Board) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Fund to be classified as an association taxable as a corporation for U.S. Federal tax purposes.
8.16.
Entire Agreement.
This Agreement (including the Schedule attached hereto any Class Designation and the
By-Laws,
each of which is incorporated herein by reference) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Fund, without the consent of any Member, may enter into written agreements which have been approved by the Board (“Other Agreements”) with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.
8.17.
Discretion.
Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such Person shall act under such express standard.
8.18.
Counterparts.
This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.
[Signature Page Follows]

24

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:
AMG FUNDS LLC
By:	/s/ Keitha L. Kinne
Name:	Keitha L. Kinne
Title:	Managing Director
PANTHEON INFRA ADVISORS LLC, as Adviser
By:	/s/ Kara Zanger
Name:	Kara Zanger
Title:	Authorized Signatory
AMG FUNDS LLC, as Sponsor
By:	/s/ Keitha L. Kinne
Name:	Keitha L. Kinne
Title:	Managing Director
The undersigned understands and agrees to the provisions of this Agreement pertaining to the obligations of Directors.

By:	/s/ Garret W. Weston
Garret W. Weston, Director

Schedule I
Directors
Garret W. Weston
Officers
President and Principal Executive Officer: Garret W. Weston
Treasurer, Principal Financial Officer and Principal Accounting Officer: Garret W. Weston
Secretary: Garret W. Weston

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, June 4, 2025

STATEMENT OF ADDITIONAL INFORMATION

[ ]

AMG PANTHEON INFRASTRUCTURE FUND, LLC

Class S Units: PBLSX

Class I Units: PBLDX

Class M Units: PBLBX

680 Washington Boulevard, Suite 500

Stamford, Connecticut 06901

800-548-4539

The prospectus for Class S, Class I and Class M Units of beneficial interest (the “Units”) of AMG Pantheon Infrastructure Fund, LLC (the “Fund”), dated [ ], as revised or supplemented from time to time (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting BNY Mellon Investment Servicing (US) Inc. at 800-548-4539. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various Private Infrastructure Investments (as defined below) in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. “SEC,” as used in this SAI, refers to the U.S. Securities and Exchange Commission. The Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations; provided that the Fund will concentrate investments in the infrastructure industry.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

For purposes of determining compliance with investment restriction (7) above related to concentration of investments, the Fund will consider the underlying holdings of the Investment Funds to the extent they are known or should have been known to the Fund at the time the investment was made when determining compliance with this investment restriction. In addition, for purposes of this investment restriction, (a) the Fund treats each of the following, without limitation, as part of the infrastructure industry: digital infrastructure, power and utilities, transportation and logistics, renewables and energy efficiency, social and other infrastructure, and other real assets that provide essential services to society; and (b) Investment Funds that invest primarily in infrastructure assets will be treated as investments in the infrastructure industry.

In addition to the above, the Fund has adopted the following additional fundamental policies:

•

it will make quarterly repurchase offers for no less than 5% and not more than 25% (except as permitted by Rule 23c-3 under the 1940 Act (“Rule 23c-3”)) of the Units outstanding at per-class net asset value (“NAV”) per Unit (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time; and

•	each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time.

Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Investors of the repurchase offer and requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

AND RELATED RISKS

As discussed in the Prospectus, the Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly and indirectly in Infrastructure Assets. The Fund intends to invest in Infrastructure Assets mainly through the following types of private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”):

•

Secondary Investments: (a) acquisitions of existing interests in private investment funds that invest primarily in Infrastructure Assets from third-party investors in privately negotiated transactions and (b) investments in, or acquisitions of, interests in newly established vehicles that are created to primarily acquire and hold one or more Infrastructure Assets of an existing private investment fund and are led by the third party manager of the private investment fund;

•	Co-Investments: investments primarily in Infrastructure Assets that are made alongside a general partner or manager (or equivalent);

•	Primary Investments: investments in new interests in private investment funds that invest primarily in Infrastructure Assets, and

•	Direct Investments: direct investments in Infrastructure Assets that are not made alongside a general partner or manager (or equivalent).

2

The Fund’s foregoing investments in Secondary Investments, Co-Investments, Primary Investments, Direct Investments, and other private investments in Infrastructure Assets are referred to herein as “Private Infrastructure Investments.” The term “Investment Fund” as used herein refers to Private Infrastructure Investments made through an investment entity or structure (and not directly).

The Fund may invest up to 25% of its total assets in a subsidiary that is 100% owned by the Fund (“Wholly-Owned”) that is organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Fund may also invest all or a portion of its assets in a second Wholly-Owned subsidiary organized as a Delaware limited liability company (the “Lead Fund” and, together with the Corporate Subsidiary, the “Subsidiaries”, and each a “Subsidiary”). Each Subsidiary has the same investment objective and strategies as the Fund and, like the Fund, is managed by the Adviser and subadvised by the Subadviser (each as defined below). Except as otherwise provided, references to the Fund’s investments also will refer to each Subsidiary’s investments, in each case, for the convenience of the reader.

Additional information concerning the characteristics of certain of the Fund’s investments are set forth below.

Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

3

Small-Capitalization Companies

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Mid-Capitalization Companies

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. To the extent the Fund invests in mid–capitalization companies it may underperform other stock funds (such as large-company stock funds) when stocks of mid–capitalization companies are out of favor.

Benchmark Reference Rates Risk

Many financial instruments have historically relied upon a floating rate based on London Interbank Offered Rate (“LIBOR”), which was the offered rate for short-term Eurodollar deposits between major international banks. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR and the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union (“EU”) regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom (“UK”) law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Additional Market Disruption and Geopolitical Risks

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

4

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe and NATO. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries and political bodies issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could directly or indirectly impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years, and ages are listed below. The Board provides broad supervision over the affairs of the Fund. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director and each Officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

Independent Directors

The Directors in the following table are Independent Directors of the Fund. Eric Rakowski serves as the Independent Chairman of the Board.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jill R. Cuniff YOB: 1964	Director since 2025	Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	35	Director of Harding Loevner Funds, Inc. (12 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

Kurt A. Keilhacker YOB: 1963	Director since 2025	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present)	38	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

6

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Peter W. MacEwen YOB: 1964	Director since 2025	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	35	Trustee, AMG Comvest Senior Lending Fund (2023-Present)	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

Eric Rakowski YOB: 1958	Director since 2025	Professor of Law, University of California at Berkeley School of Law (1990-Present)	38	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee, AMG Comvest Senior Lending Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine YOB: 1965	Director since 2025	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	38	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive). Current adjunct professor of finance.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**

The AMG Fund Complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Interested Director

Garret Weston is being treated by the Fund as an “interested person” of the Fund within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc., which indirectly owns a majority of the interests of Pantheon Infra Advisors LLC (the “Adviser”) and Pantheon Ventures (US) LP (the “Subadviser”).

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Garret W. Weston YOB: 1981	Director since 2024	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	38	None	Significant senior leadership role within AMG across a number of areas, including responsibilities since 2020 for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**

The AMG Fund Complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Directors are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser and Subadviser, and also may benefit from information provided by the Fund’s and the Adviser’s and Subadviser’s legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha Kinne YOB: 1958	President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer since 2025	President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas Disbrow YOB: 1966	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2025	Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Jeff Miller YOB: 1971	Executive Vice President since 2025	Executive Vice President, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC and AMG Pantheon Credit Solutions Funds (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024-Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008-2012); Principal, Allied Capital (2004-2008), Vice President, Lehman Brothers Investment Banking Division (2000-2004)

10

NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mark Duggan YOB: 1965	Secretary and Chief Legal Officer since 2025	Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Secretary and Chief Legal Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick Spellman YOB: 1974	Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer since 2025	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John Starace YOB: 1970	Deputy Treasurer since 2025	Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Deputy Treasurer, AMG Pantheon Credit Solutions Fund (2024-Present); Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

*	The address for each executive officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

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Director Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2024	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned as of December 31, 2024
Independent Directors:
Jill R. Cuniff	None	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Peter W. MacEwen	None	Over $100,000
Eric Rakowski	None	Over $100,000
Victoria L. Sassine	None	Over $100,000
Interested Director:
Garret W. Weston	None	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of six Directors, five of whom are Independent Directors. An Independent Director serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the operations of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser and the Subadviser as the Fund’s subadviser. The Adviser is responsible for the Fund’s overall investment operations, including management of the risks that arise from the Fund’s investment operations. The Board provides oversight of the services provided by the Adviser, the Subadviser, the Fund’s other service providers, and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

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Board Committees

As described below, the Board has two standing Committees. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board has an Audit Committee consisting of all of the Independent Directors. Victoria L. Sassine serves as the chair of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Directors in overseeing the Fund’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the Fund’s annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters. As of the date of this SAI, the Audit Committee has met one time.

Governance Committee

The Board has a Governance Committee consisting of all of the Independent Directors. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by members. Members who would like to recommend Director nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of member proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. As of the date of this SAI, the Governance Committee has met one time.

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Directors’ Compensation

Name of Director	Aggregate Compensation from the Fund(a)	Total Compensation from the Fund Complex Paid to Directors(a)
Independent Directors:
Jill R. Cuniff	$22,500	$272,500
Kurt A. Keilhacker	$22,500	$400,500
Peter W. MacEwen	$22,500	$272,500
Eric Rakowski	$30,000	$458,000
Victoria L. Sassine	$30,000	$403,000
Interested Director:
Garret W. Weston	None	None

(a)

The Fund commenced operations on or following the date of this SAI and its initial fiscal year of investment operations ends on March 31, 2026. Because the Fund is new, compensation from the Fund is estimated for the fiscal year ending March 31, 2026. Total compensation from the Fund Complex includes compensation estimated to be paid during the 12-month period ending March 31, 2026. The Fund does not provide any pension or retirement benefits for the Directors.

PORTFOLIO MANAGEMENT

In addition to the Fund (for purposes of this section, the “Fund” includes its Subsidiaries, unless otherwise indicated), the portfolio managers listed below, who are collectively responsible for activities comprised in the day-to-day investment of the Fund’s portfolio, including sourcing and reviewing investment opportunities, conducting due diligence and making investment recommendations to the Subadviser’s investment management committee, manage, or are affiliated with, other accounts, including other pooled investment vehicles managed by the Subadviser or its affiliates. The Subadviser’s investment management committee comprises senior US-based investment executives of the Subadviser and has responsibility for final review of investments and for making investment decisions in relation to all investments made by the Fund. The following tables list the number and types of accounts, other than the Fund, managed by the portfolio managers and estimated assets under management in those accounts, as of September 30, 2024.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Dinesh Ramasamy	2	$3.98 billion	57	$18.9 billion	64	$19.9 billion
Janice Ince	0	$0	19	$7.2 billion	44	$13.9 billion
Paul Barr	0	$0	19	$7.2 billion	44	$13.9 billion
Evan Corley	2	$3.98 billion	57	$18.9 billion	64	$19.9 billion
Kathryn Leaf	2	$3.98 billion	145	$60 billion	80	$24.5 billion
Jeff Miller	2	$3.98 billion	145	$60 billion	80	$24.5 billion
Andrea Echberg	0	$0	145	$60 billion	80	$24.5 billion
Richard Sem	0	$0	87	$41.3 billion	16	$4.5 billion
Jérôme Duthu-Bengtzon	0	$0	87	$41.3 billion	16	$4.5 billion

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Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Dinesh Ramasamy	1	$0	39	$14.8 billion	38	$12.5 billion
Janice Ince	0	$0	8	$4.0 billion	33	$12.0 billion
Paul Barr	0	$0	8	$4.0 billion	33	$12.0 billion
Evan Corley	1	$0	39	$14.8 billion	38	$12.5 billion
Andrea Echberg	0	$0	83	$37.4 billion	52	$16.7 billion
Kathryn Leaf	1	$0	83	$37.4 billion	52	$16.7 billion
Jeff Miller	1	$0	83	$37.4 billion	52	$16.7 billion
Richard Sem	0	$0	44	$22.6 billion	14	$4.2 billion
Jérôme Duthu-Bengtzon	0	$0	44	$22.6 billion	14	$4.2 billion

Potential Conflicts of Interest

The Adviser (for purposes of this section and the above tables, the “Adviser” includes the Subadviser, unless otherwise indicated) will advise multiple clients with different investment objectives, guidelines and policies, and fee structures. In situations where an investment opportunity falls within the investment objectives of multiple clients of the Adviser, there may also be conflicts of interest among clients regarding which of those entities will be given the opportunity to make or participate in the investment opportunity and, if the investment is to be made by more than one of those entities, the proportions in which such opportunity will be allocated among the participating entities.

The Adviser will receive both management fees and/or carried interest (performance fees) as compensation for its advisory services for many clients. Carried interest will, at times, create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of a performance-based fee. In these instances, the Adviser’s compensation will, at times, be greater than it would otherwise have been, as the fee will be based on the funds’ or separate accounts’ performance instead of, or in addition to, a percentage of assets under management. In theory, the Adviser has an incentive to dedicate increased resources and allocate more profitable investment opportunities to clients bearing higher carried interest percentages or to clients whose governing documents contain less restrictive terms regarding timing of carried interest distributions, which would not include the Fund. In theory, the Adviser also has an incentive to allocate investment opportunities to clients that pay a general partner’s share or management fees based on invested capital or capital committed to transactions rather than on capital commitments. However, the Adviser has a Conflicts of Interest Policy to manage conflicts of interest, including with respect to allocation of investment opportunities, and it is the Adviser’s policy to allocate investment opportunities and resources based on its allocation procedures (as discussed below), and it does not consider fees or carried interest, in any regard, when making allocation determinations.

The Adviser’s investment allocation policy (the “Allocation Policy”) is to allocate investment opportunities among clients based on methodologies designed to be fair and equitable over time, not taking into account fee structures on particular accounts, and consistent with and subject to the fiduciary and contractual duties of the Adviser to such clients in accordance with the Adviser’s Allocation Policy and procedures.

In order to implement the Allocation Policy and manage any conflicts of interest related to investment allocations, the Adviser maintains procedures relating to the allocation of investment opportunities. The Adviser’s allocation procedures may be modified from time to time at its discretion.

Occasionally, after allocating opportunities to all eligible clients of the Adviser pursuant to the Allocation Policy (including other investment vehicles and accounts managed or advised by a Pantheon entity, referred to herein as “Pantheon Funds”), the Adviser will have excess capacity (or overage) for a transaction for which it may look to other persons, including syndication partners or investors in Pantheon Funds. The Adviser reserves full discretion with respect to the allocation of such opportunities. The Adviser may charge fees or carried interest to any such persons.

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Classification of Investment Opportunities. Allocation of investment opportunities is generally predicated on the initial classification of each such opportunity by asset and deal type, for example, (i) as a primary investment, a secondary investment, or a co-investment, (ii) a private equity investment, an infrastructure or real asset investment, or a real estate investment, or (iii) global, regional (US, Europe, Asia, Rest of the World), an emerging market investment, or the like, in order to determine which clients of the Adviser are appropriate for the investment opportunity. The Adviser will make the classification of an investment opportunity’s asset and deal type in good faith. In some instances, the classifications are not entirely clear, may overlap, or may not be deemed relevant. Depending on such classification, clients implementing targeted strategies that are subsets of broader classifications may be subject to increases or decreases in such allocations in the manner set forth above in order to fully and appropriately implement such targeted strategy. In addition, where an investment opportunity overlaps multiple investment strategies (such as, for example, an investment opportunity that is, say, both an infrastructure investment and a secondary investment, or a co-investment and a real asset investment), the Adviser may in good faith classify such investment opportunity as a core opportunity in respect of one or more investment strategies whether in terms of the asset class (such as private equity, infrastructure, or credit (senior or opportunistic)) or in terms of the type of transaction (such as primaries, secondaries or co-investments) or otherwise, and as an ancillary or subordinate opportunity in respect of one or more other investment strategies, and in such cases, the investment opportunity may be allocated in priority to clients for whom such investment opportunity represents a core opportunity, with only the remainder of such investment opportunity, if any, allocated to other clients treating such other clients as an overflow account in respect of such ancillary or subordinate opportunity (as discussed below).

Portfolio Construction Considerations. The Adviser’s allocation procedures do not, however, preclude a good faith determination by the Adviser that some or all of an investment opportunity is unsuitable for any one client or exceeds an appropriate amount for any one client. This can happen from time to time for legal, tax, regulatory, portfolio construction or other reasons, after taking into account considerations such as the investment strategy, objectives, investment restrictions, risk profile, the respective size of portfolios and existing and prospective other exposures of that client, whether or not any other client or fund managed or advised by any member of the Adviser is taking up all or part of its allocable share of the investment opportunity or any excess arising as a result of any client or fund declining all or part of their allocable share of such investment opportunity. Any amount that is declined on behalf of any client is designated as ‘overage’, which the Adviser may choose to allocate entirely at its discretion as described above. In all cases, the consummation of an investment by any given client of the Adviser is subject always to the issuer of the investment agreeing to accept such client as an investor in the relevant fund or investment. Moreover, where capacity or access to any investment for clients of the Adviser is constrained for any reason, in certain circumstances, it will not be feasible for all clients to secure access in the desired amounts to the same investment. In this situation the Adviser will, in good faith, determine to either (i) reduce the allocations to all clients involved on a pro rata basis (subject to rounding) or (ii) reduce the allocation of one or more clients to such opportunity (which in some cases can result in non-pro rata allocations) or even exclude one or more clients from such opportunity (for example where a client is scaled back below any de minimis limit set for such client or based on a formulaic rotation utilized by the Adviser), in each case, with respect to the Fund, consistent with applicable exemptive relief and/or relevant no-action letters, provided that the Adviser shall endeavor to source an alternative investment opportunity for such client(s) that the Adviser in good faith considers to be a suitable alternative.

Allocation of Core and Ancillary Investment Opportunities; Changes in Investment Focus. The Adviser typically has a broad and flexible investment mandate on behalf of funds and clients managed by the Adviser. The investment mandate for clients of the Adviser may include a core investment category (such as, for example, a focus on primary investments or a focus on secondary investments) and may also include one or more ancillary investment categories (such as, for example, a secondaries strategy that may opportunistically undertake co-investments). The Adviser will generally make an initial classification of an investment opportunity (as discussed above). After classifying such investment opportunity, the Adviser may then give priority in allocation to those clients for whom such investment opportunity represents a core part of their respective investment strategies, with only the remainder or overflow being made available to those clients for whom such investment opportunity represents an ancillary opportunity. For example, a co-investment opportunity may be initially allocated to clients whose investment mandate primarily concentrates on co-investments, with only the remainder, if any, being allocated to clients for whom co-investments represent an ancillary opportunity.

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In addition, in the context of core and non-core strategies and other broad long-term strategies, like the strategy of the Fund, the investment focus may be adjusted, from time to time, to opportunistically focus on certain types or categories of investments at the discretion of the Adviser, while excluding other types or categories of investments, even if such investments otherwise fall within the broad mandate of the investment strategy for such client. For example, the investment strategy for a client, such as is the case for the Fund, may generally include one or more ancillary categories whether in terms of the asset class (such as private equity, infrastructure, or credit (senior or opportunistic)) or in terms of the type of transaction (such as primaries, secondaries or co- investments) or otherwise, and the Adviser may at times determine to pursue such investment opportunities on behalf of such client. Accordingly, at such times, such client may be included in the allocation process in respect of an investment opportunity falling within one or more such ancillary categories. At other times, however, the Adviser may determine to exclude investments falling within such ancillary categories whether in terms of the asset class (such as private equity, infrastructure, or credit (senior or opportunistic)) or in terms of the type of transaction (such as primaries, secondaries or co-investments) or otherwise from the current investment focus of such client and such client may then be excluded from the allocation process in respect of such investment opportunities. Moreover, the Adviser’s determination to include or exclude one or more ancillary categories within the present investment focus of one or more clients of the Adviser may differ as between such clients. As a result, one or more clients may be participating in the allocation of such investment opportunities while other clients are excluded from such allocations or are treated as an overflow account in respect of such ancillary or subordinate opportunity (as discussed below).

Overflow Accounts. The Adviser has previously accepted, and expects to continue to accept, “over-flow” accounts for certain strategies. In connection with this arrangement, it is typically agreed that such clients will rank behind “non-overflow accounts” with respect to the allocation of opportunities to make investments falling within the applicable strategy. Allocation of any excess capacity shall be made at the complete discretion of the Adviser (including as between over-flow accounts).

Allocation of Opportunities arising from the Adviser’s Relationships. Investment opportunities, including co-investment opportunities, may arise to the Adviser as the result of relationships developed by the Adviser with portfolio fund managers over time, including managers of underlying portfolio funds of clients of the Adviser. Such investment opportunities will generally be allocated among one or more clients of the Adviser, consistent with the usual procedures as provided above (which may or may not include clients invested in the relevant portfolio fund). For instance, a client executing a primary investment strategy may have a primary investment in a portfolio fund and any co-investment or secondary investment opportunity, as the case may be, originating from the manager of such portfolio fund may be allocated entirely to other clients of the Adviser executing a co-investment strategy or secondary investment strategy, respectively. Exceptions may be made on a case-by-case basis, for example where explicit pre-emption rights or rights of first refusal accrue to clients making the original investments or in the case of stapled transactions as described above.

Investor-Sourced Investment Opportunities. One or more separate account clients of the Adviser or investors in an Adviser-managed vehicle, such as an investor in an Adviser-managed account or an Adviser-managed fund-of-one, may itself have one or more direct or indirect relationships with fund sponsors, investment managers, potential portfolio funds or potential portfolio companies. Such clients and investors may obtain investment opportunities as a result of such relationships and may undertake to effectuate such investment opportunity through such Adviser-managed vehicle. Investment opportunities accruing to specific funds or clients (e.g., an opportunity accruing to a fund as a result of a right of first refusal or an investment opportunity sourced by a specific separate account client) will generally not be subject to the Adviser’s investment allocation process, and other clients of the Adviser may not share or participate in such investment opportunities sourced by such clients or investors.

Stapled Opportunities. A secondary strategy or a co-investment strategy may make a secondary investment or co-investment, as the case may be, that is contingent upon a primary investment to which the secondary investment or co-investment is “stapled,” and in such circumstances the Adviser may decide to treat the entire transaction (including the stapled primary) as a secondary investment or co-investment, as the case may be.

Strategic Opportunities. Similarly, when an opportunity arises, a secondary strategy or a co-investment strategy may make a “strategic primary” investment with an intention of facilitating the generation of future opportunities to make

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secondary or co-investments. However, there can be no assurance that such opportunities will arise at all or, if they do arise, that they will accrue to the benefit of the clients of the Adviser making such primary investment, by way of example only, because the commitment period of such client of the Adviser has expired.

Clients Negotiating Their Own Access. In certain cases, the Adviser may provide portfolio construction services and investment due diligence services to third-party clients, who negotiate their own access to the underlying portfolio investments directly with the sponsor or manager of the relevant portfolio interest and independently of the Adviser. Where third-party clients negotiate their own access (including as to the quantum of the investment) to underlying portfolio investments, then it is the Adviser’s policy to ask the sponsor or manager of the relevant portfolio interest to treat the third-party client’s request entirely separately from the request made by the Adviser on behalf of all other funds or clients managed by the Adviser, such that the third-party client’s request will not be subject to the Adviser’s investment allocation process (much like an investor-sourced investment opportunity), while the request made by the Adviser on behalf of all other clients will be subject to the Adviser’s investment allocation process. In these cases and where the investment is capacity-constrained, similar to an allocation by the sponsor or manager to another unrelated third-party investor, the amount allocated by the sponsor or manager of the portfolio investment to other funds or clients managed by the Adviser will potentially be adversely impacted by the amount made available to the client that negotiates its own access. However, to manage any potential conflicts of interest, the Adviser does not allow third-party clients to elect arbitrarily to opt in or out of the Adviser’s investment allocation policy on a case-by-case basis.

From time to time, the Adviser and its affiliates will give advice and take action with respect to such other Adviser clients or for their own accounts that will differ from the advice or the timing or nature of action taken with respect to other clients.

Portfolio Differences. In certain circumstances, a client of the Adviser (“Client A”) with a similar investment strategy to another client of the Adviser (“Client B”) may experience a different portfolio construction and / or different investment performance to Client B, including for all the reasons described above. In addition, specifically in relation to primaries, the Adviser typically constructs a customized roadmap for each client that has a core primary investment strategy, which serves to record, on an indicative basis only (and subject inter alia to due diligence, investment approvals and contractual negotiations), the names of, and commitment amounts for, each target portfolio fund. The roadmaps of two clients with substantially similar strategies will be likely to differ from one another for numerous reasons, provided always that all target portfolio funds appearing on a client’s roadmap must be drawn from the Adviser’s approved list of investable private funds and must aim to achieve the client’s stated strategy.

Portfolio Manager Compensation and Securities Ownership

As of the date of this SAI, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon (as defined below) profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a potential distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK (as defined below). Such amounts are payable by Pantheon and not by the Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

CODES OF ETHICS

Each of the Fund, the Adviser, the Subadviser, and AMG Distributors, Inc. (“AMGD”) has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Codes of Ethics apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal

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securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. To the knowledge of the Fund, as of the date of this SAI, the Fund does not have any control persons other than AMG and its affiliates, which provided the initial seed capital for the Fund.

To the knowledge of the Fund, as of the date of this SAI, the Directors of the Fund and the officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Class of Units of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Pantheon Infra Advisors LLC serves as the Fund’s investment adviser. The Adviser is a limited liability company organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority interest of the Adviser. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Investment Management Agreement”). The Directors have engaged the Adviser to develop and furnish continuously an investment program for the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser is recently formed and as of the date of this SAI does not have any discretionary assets under management. The Adviser is an affiliate of the Subadviser, Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited, Pantheon Ventures, Inc., and Pantheon Ventures (Singapore) Pte Ltd (together with the Adviser, the Subadviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).

The Adviser charges the Fund a management fee. The Adviser also charges each Subsidiary a management fee, of which the Fund indirectly bears a pro rata share. The method of calculating the management fees payable by the Fund is described in the Prospectus under “Management of the Fund— Investment Management Agreement.” Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Adviser for advisory services.

The Adviser is subject to an expense limitation and reimbursement agreement, which is described further in the Prospectus under “Fees and Expenses.” As of the date of this SAI, no fees were waived and/or expenses reimbursed to (recouped from) the Fund pursuant to the Expense Limitation and Reimbursement Agreement.

The Subadviser

Pantheon Ventures (US) LP serves as the Fund’s subadviser. The Subadviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Advisers Act. AMG indirectly owns a majority interest of the Subadviser. The Subadviser serves as subadviser to the Fund pursuant to a subadvisory agreement entered into between the Adviser and the Subadviser (the “Subadvisory Agreement”). The Adviser has engaged the Subadviser to implement continuously an investment program and strategy for the Fund under the ultimate supervision of the Directors and the Adviser, and subject to any policies established by the Board. As of September 30, 2024, the Subadviser had approximately $64.2 billion discretionary assets under management. The Subadviser is an affiliate of the Adviser, Pantheon UK, Pantheon Holdings Limited, Pantheon Ventures, Inc., and Pantheon Ventures (Singapore) Pte Ltd.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Adviser has agreed to pay the Subadviser a fee for managing the Fund, which is payable monthly in

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arrears and accrued daily based on the Fund’s average daily “Managed Assets.” “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day. Compensation will be paid to the Subadviser before giving effect to any repurchase of any shares in the Fund effective as of that date. The fee paid to the Subadviser is paid out of the fee the Adviser receives from the Fund and does not increase the Fund’s expenses. Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Adviser to the Subadviser for subadvisory services for the Fund.

Administrator

AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”). The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser and the Subadviser. AMGD, a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor and the distributor of the AMG Fund Complex, a fund complex comprised of 38 different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Administrator maintains certain of the Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036), or the Custodian (240 Greenwich Street, New York, New York 10286).

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, serves as a custodian and fund accounting agent for the Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund in connection with the Fund’s investments, releasing and delivering assets as directed by the Fund, maintaining bank accounts in the name of the Fund, receiving for deposit into such accounts payments for units of the Fund, collecting income and other payments due the Fund with respect to investments, paying out monies of the Fund, and providing certain fund accounting services to the Fund.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser, the Subadviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, New York 10154, is the independent registered public accounting firm for the Fund. KPMG LLP will conduct an annual audit of the financial statements of the Fund and may provide other audit, tax and related services.

Legal Counsel

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund.

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Organization and Management of Wholly-Owned Subsidiaries

The Fund may invest a portion of its assets, within the limitations of Subchapter M of the Code, as applicable, in the Corporate Subsidiary. The Fund may also invest a portion of its assets in the Lead Fund. Each Subsidiary is a limited liability company organized under the laws of Delaware.

Each Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole member of each Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act with respect to its investment in each Subsidiary. However, each Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board oversees the investment activities of the Fund, including its investment in each Subsidiary, and the Fund’s role as sole member of each Subsidiary. The Adviser is responsible for each Subsidiary’s day-to-day business pursuant to a separate agreement with each Subsidiary.

Each Subsidiary’s board of directors currently has the same composition as the Fund’s Board.

Each Subsidiary has entered into a separate investment management agreement with the Adviser for the provision of advisory services, and the Adviser has entered into a separate subadvisory agreement with the Subadviser for the provision of subadvisory services for each Subsidiary. Under these agreements, the Adviser and Subadviser provide each Subsidiary with the same type of advisory services, under substantially the same terms, as are provided to the Fund.

The Subsidiaries have entered into contracts for the provision of custody services and fund administration and accounting services with the same service providers who provide those services to the Fund. Each Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements.

For purposes of adhering to the Fund’s compliance policies and procedures, the Adviser treats the assets of each Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of each Subsidiary.

The financial information of the Subsidiaries is consolidated into the Fund’s financial statements, and will be contained within the Fund’s annual and semiannual reports provided to members.

Please refer to the section titled “Certain U.S. Federal Income Tax Matters – Investment in the Fund” for information about certain tax considerations relating to the Fund’s investment in the Subsidiaries.

By investing in each Subsidiary, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The Private Infrastructure Investments held by a Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. Each Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act, but the Subsidiaries will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Fund. The Fund wholly owns and controls each Subsidiary, and the Fund and each Subsidiary are both managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its members. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in each Subsidiary, and the Fund’s role as sole member of each Subsidiary. In managing a Subsidiary’s investment portfolio, the Adviser manages the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

The Adviser, as it relates to each Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with each Subsidiary, and each Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could adversely affect the Fund and its members.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund’s Primary Investments in Investment Funds and Co-Investments, in which interests may be purchased directly from the Investment Fund or Co-Investments, as applicable, may be, but are generally not, subject to brokerage commissions or markups, although there will be legal and other expenses incurred as part of such investments. The Fund’s Secondary Investments in Investment Funds and Co-Investments generally will be subject to brokerage commissions and other transaction expenses, and the Fund anticipates that other portfolio transactions may be subject to such expenses as well. It is the policy of the Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Fund will bear commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser or the Fund’s placement agent) and to take into account the sale of Units of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private assets investing, the Fund is not expected to pay significant brokerage commissions.

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund for brokerage commissions.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the voting of proxies in respect of portfolio holdings to the Subadviser to vote the proxies (as defined below) in accordance with the Subadviser’s proxy voting policies and procedures, except with regards to investments in cash sweep funds (where the Subadviser will typically vote as recommended by the cash sweep fund’s directors) and investments in other registered investment companies in reliance on the exemption provided by Section 12(d)(1)(F) of the 1940 Act, including cash sweep funds (where the Subadviser will vote in the same proportion as the vote of all other shareholders of the other investment company). The proxy voting policies and procedures of the Subadviser are attached as Appendix A. In general, the Subadviser believes that voting proxies in accordance with the Subadviser’s proxy voting policies and procedures will be in the best interests of the Fund.

In exercising its voting discretion, the Subadviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision. No less frequently than annually, the Subadviser will provide the Board a written report describing any issues arising under the Subadviser’s proxy voting policies and procedures, including information about any material conflicts of interest and actions taken in response to those material conflicts of interest.

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Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).

The Fund may hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, the Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Subadviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling 800-548-4539, and on the SEC’s website at www.sec.gov.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, or foreign taxes) that may be relevant to particular Investors in light of their own investment or tax circumstances, or to particular types of Investors (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the U.S. Treasury regulations thereunder, published rulings and court decisions, each as in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or arrangements. Investors should consult their tax advisers to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Fund – in General

Qualification for and Treatment as a Regulated Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in paragraph (b) above.

If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund currently expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

The federal income tax rules applicable to the Fund’s investments are in certain cases unclear. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund may increase its investments in ETFs and/or other qualifying income securities in order to increase the percentage of the Fund’s income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded favorable tax treatment.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to

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its Investors, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, plus its (ii) other net ordinary loss, if any, attributable to the portion , if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds treated as partnerships for federal tax purposes will be treated as arising in the hands of the Fund at the time realized and recognized by the Investment Funds. Also, for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

Taxation of Fund Investments

The Fund may invest a significant portion of its assets in Investment Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive

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corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from an Investment Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Investment Funds, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Investment Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Investment Funds that are classified as partnerships for federal income tax purposes. It is possible that the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund or co-investment that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Investment Funds that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Investment Fund (or other entity, including the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Passive Foreign Investment Companies

The Fund may invest in Investment Funds or in other entities that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to investors. The Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.

In certain circumstances, the Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC which has elected such mark-to-market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the

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mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Fund will be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard; if the Fund were unsuccessful in this regard, it could limit the ability of the Fund to qualify and be eligible for treatment as a RIC.

In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will thus not have control over whether the QEF or mark-to-market election is made.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund: The holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in the PFIC (collectively referred to as “excess distributions”), even if, where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund may unexpectedly incur the tax and interest charges described above. Any such tax will reduce the value of an Investor’s investment in the Fund.

Investments in Other RICs

The Fund’s investment in shares of mutual funds, ETFs or other companies that qualify as RICs (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the

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underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

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Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated as interest income and is included in the Fund’s income and is required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund or an Investment Fund treated as a partnership, as applicable, may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund or Investment Fund, as applicable elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such securities.

A portion of the OID accrued on certain high-yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

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At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (See, “Tax-Exempt Investors” below).

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to

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entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax. An Investor will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in Corporate Subsidiary

The Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that intends to elect to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary will be organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Fund.

Foreign Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit its investors to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, the investors will include in gross income from foreign sources their pro rata share of such taxes paid by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Investors are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061

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of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each Investor as soon as practicable in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions by the Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.

Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Section 514(b) of the Code.

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

Sale or Exchange of Units

Investors who tender all of the Fund interests (as previously defined, “Units”) they hold or are deemed to hold in response to a repurchase offer (as described under “Repurchases of Units and Transfers” in the Prospectus) will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units (but not below zero), and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund.

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The sale or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s “wash sale” rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Upon the sale or exchange of Units, the Fund or, in the case of Units purchased through a financial intermediary, the financial intermediary, may be required to provide an Investor and the IRS with cost basis and certain other related tax information about the Units the Investor sold, exchanged or redeemed. See the Prospectus for more information.

Foreign Investors

Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to Investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

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A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Units of the Fund. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30-day period before the ex-dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61-day period that began on the first day of the 30-day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS

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Form W-8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.

Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an Investor recognizes a loss of at least $2 million in any single tax year or $4 million in any combination of tax years for an individual Investor or at least $10 million in any single tax year or $20 million in any combination of tax years for a corporate Investor, the Investor must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, investors in a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to investors in most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends, and interest-related dividends).

Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

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FINANCIAL STATEMENTS

The audited financial statements and related report of KPMG LLP, the Fund’s independent registered public accounting firm, are contained in Appendix B.

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APPENDIX A: SUBADVISER PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Last Reviewed April 2025

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Infra Advisors LLC, Pantheon Ventures (Singapore) Pte. Ltd., Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

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For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

APPENDIX B

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholder

AMG Pantheon Infrastructure Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Infrastructure Fund, LLC (the Fund), as of April 14, 2025, the related statement of operations for the period from November 21, 2024 (inception) through April 14, 2025, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 14, 2025, and the results of its operations for the period from November 21, 2024 (inception) through April 14, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more AMG Funds since 2021.

New York, New York

April 30, 2025

AMG Pantheon Infrastructure Fund, LLC

STATEMENT OF ASSETS AND LIABILITIES

As of April 14, 2025
Assets
Cash and cash equivalents	$100,000
Deferred offering costs (See Note 2)	310,647
Receivable from affiliate (See Note 3)	224,467

Total assets	635,114

Liabilities
Due to affiliate (See Note 3)	535,114

Total liabilities	535,114

Commitments and contingencies (see Note 5)

Net Assets	$100,000

Components of Net assets
Paid-in Capital	$100,000

Total net assets	$100,000

Units outstanding-Class S (issued and outstanding)	10,000

Net asset value per share-Class S	$10.00

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Infrastructure Fund, LLC

STATEMENT OF OPERATIONS

Period from November 21, 2024 (inception) through April 14, 2025
Expenses:
Organizational expenses (See Note 2)	$224,467
Less: Reimbursement from the Investment Manager (Note 3)	(224,467)

Net expenses	0

Net increase in net assets resulting from operations	$0

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

1. Organization and Business Purpose

AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund intends to operate as an interval fund that continuously offers its units of beneficial interest (“Units”) and will periodically repurchase its Units, subject to certain conditions. The Fund’s investment adviser is Pantheon Infra Advisors LLC (the “Adviser”) and the Fund’s subadviser is Pantheon Ventures (US) LP (the “Subadviser”).

The Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets or in Investment Funds and other vehicles primarily invested directly or indirectly in Infrastructure Assets. The Fund considers “Infrastructure Assets” to be investments in physical and organizational structures and facilities needed for the operation of a society or enterprise, and the companies or projects involved in the development, maintenance, and operation of such facilities. “Investment Funds” refers to private infrastructure investments made through an investment entity or structure (and not directly).

The Fund has established one class of Units of beneficial interest (Class S) and will establish two more Unit classes (Class I and Class M). Each class of Units can issue an unlimited number of Units of beneficial interest. Currently, the Fund only offers Class S Units.

As of April 14, 2025, the Fund is in the development stage and has not commenced investment operations. The Fund’s fiscal year end is March 31.

2. Summary of Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

a. Organizational Expenses and Offering Costs: The Fund will bear the organizational expenses and offering costs incurred in connection with its formation of and the offering of the Fund Units, including the out-of-pocket expenses of the Adviser and its agents and affiliates. Organizational expenses are expensed as incurred, while offering costs are capitalized as a deferred charge and amortized to expense on a straight-line basis over 12 months from the commencement of investment operations, which has not yet occurred.

b. Income Taxes: The Fund’s tax year end is September 30th. The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders and meets certain diversification requirements. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 14, 2025.

3. Agreements and Related Party Transactions

Investment Management Agreement

The Fund will enter into an investment management agreement with the Adviser, a limited liability company organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Adviser and Subadviser. For services rendered pursuant to the investment management agreement, the Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) at an annual rate of 1.30%, payable monthly in arrears, accrued daily based upon the Fund’s average daily “Managed Assets.” Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred Units) as of each day, subject to certain adjustments. The Adviser has contractually agreed to waive 0.50% of its Investment Management Fee for a period of one year following the Fund’s commencement of investment operations. The fee paid to the Subadviser for its services as subadviser will be paid out of the fee the Adviser will receive from the Fund and does not increase the expenses of the Fund.

Expense Limitation and Reimbursement Agreement

The Adviser will enter into an Expense Limitation and Reimbursement Agreement with the Fund and any subsidiary of the Fund that is 100% owned (each a “Fund Subsidiary” and collectively, the “Fund Subsidiaries”) to waive the management fees payable by the Fund and the Fund Subsidiaries and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Fund Subsidiaries) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). Excluded Expenses include (a) the management fee paid by the Fund and the Fund Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund, a Fund Subsidiary, or any other subsidiary of the Fund may invest; (c) acquired fund fees and expenses of the Fund and any Fund Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Fund Subsidiary associated with the acquisition and disposition of primary investments, secondary investments, co-investments, ETF investments, and other investments; (e) interest payments incurred by the Fund or a Fund Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Fund Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes of the Fund or a Fund Subsidiary; (j) extraordinary expenses of the Fund or a Fund Subsidiary (as determined in the sole discretion of the Adviser), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to any Fund Subsidiary by any accounting firm for auditing, tax and other professional services provided to such Fund Subsidiary; and (l) fees and expenses billed directly to any Fund Subsidiary for custody and fund administration services provided to such Fund Subsidiary.

For a period not to exceed 36 months from the date the Fund or a Fund Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Fund Subsidiary in any year, together with all other expenses of the Fund and such Fund Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Fund Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund and such Fund Subsidiary.

Administration Agreement

The Fund will enter into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s investors. The Fund will pay a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

Distribution Agreement

The Fund will be distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Administrator. The Distributor will serve as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor will appoint Pantheon Securities, LLC, an affiliate of the Adviser and the Subadviser, as a sub distributor of the Fund (the “Sub Distributor”). The Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund will adopt a distribution and service plan (the “Plan”) with respect to Class M in accordance with the requirements of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Class M Units and for maintenance and personal service provided to existing investors of Class M. The Plan will authorize payments to the Distributor of 0.85% annually of the average daily net assets attributable to Class M. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales-related costs.

Payments to Financial Intermediaries

In addition, the Fund may pay fees (for Class M Units, in addition to any amounts paid pursuant to the Plan), to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services and recordkeeping associated with investors whose Units are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a servicing fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed shares of the Fund.

Due to Affiliate

The Fund’s expenses were paid, and will be paid, by the Adviser and will be reimbursed by the Fund after the commencement of investment operations. This payable is included as a “Due to affiliate” on the Statement of Assets and Liabilities.

4. Capital Stock

On April 11, 2025, a subsidiary of AMG purchased 10,000 Class S Units of beneficial interest of the Fund, which represented all of the issued and outstanding Units of the Fund, for an aggregate purchase price of $100,000.

5. Commitments and Contingencies

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Management feels that the likelihood of such an event is remote.

6. Subsequent Events

Subsequent events after April 14, 2025, have been evaluated through the date at which the financial statements were issued and the Fund has determined that no material events or transactions occurred except for the formation of the Fund’s Subsidiaries, AMG Pantheon Infrastructure Lead Fund, LLC and AMG Pantheon Infrastructure Subsidiary Fund, LLC.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial	Included in Part A: Not applicable.
	Statements:	Included in Part B: Audited Financial Statements dated April 14, 2025 are included as Appendix B to the Statement of Additional Information filed herewith.

2.	Exhibits:

(a)	(1) Certificate of Formation. (i)

(2) Third Amended and Restated Limited Liability Company Agreement – included as Appendix A to the Registrant’s Prospectus.

(b)	Second Amended and Restated By-Laws – (ii).

(c)	Not Applicable.

(d)	See Item 25(2)(a)(2).

(e)	None.

(f)	Not Applicable.

(g)	(1) Form of Investment Management Agreement between the Registrant and the Adviser – (iii).

(2) Form of Subadvisory Agreement between the Adviser and the Subadviser with respect to the Registrant – (iii).

(3) Form of Investment Management Agreement between AMG Pantheon Infrastructure Subsidiary Fund, LLC and the Adviser – (iii).

(4) Form of Subadvisory Agreement between the Adviser and the Subadviser with respect to AMG Pantheon Infrastructure Subsidiary Fund, LLC – (iii).

(5) Form of Investment Management Agreement between AMG Pantheon Infrastructure Lead Fund, LLC and the Adviser – (iii).

(6) Form of Subadvisory Agreement between the Adviser and the Subadviser with respect to AMG Pantheon Infrastructure Lead Fund, LLC – (iii).

(7) Form of Investment Management Fee and Subadvisory Fee Waiver for the Registrant – (iii)

(8) Form of Investment Management Fee and Subadvisory Fee Waiver for AMG Pantheon Infrastructure Subsidiary Fund, LLC – (iii)

(9) Form of Investment Management Fee and Subadvisory Fee Waiver for AMG Pantheon Infrastructure Lead Fund, LLC – (iii)

(10) Form of Investment Management Fee Waiver for the Registrant Related to AMG Pantheon Infrastructure Subsidiary Fund, LLC – (iii)

(11) Form of Subadvisory Fee Waiver for the Registrant Related to AMG Pantheon Infrastructure Subsidiary Fund, LLC – (iii)

(12) Form of Investment Management Fee Waiver for the Registrant Related to AMG Pantheon Infrastructure Lead Fund, LLC – (iii)

(13) Form of Subadvisory Fee Waiver for the Registrant Related to AMG Pantheon Infrastructure Lead Fund, LLC – (iii)

(14) Form of Expense Limitation and Reimbursement Agreement – (iii).

(h)	(1) Form of Distribution Agreement – (iii).

(2) Form of Sub-Distribution Agreement – (iii).

(3) Form of Distribution and Service Plan – (iii).

(4) Form of Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3 – (iii).

(i)	Not Applicable.

(j)	(1) Custody Agreement – (iii).

(2) Amendment to Custody Agreement dated April 9, 2019 – (iii).

(3) Amendment to Custody Agreement dated June 23, 2021– (iii).

(4) Amendment to Custody Agreement dated February 12, 2024 – (iii).

(5) Amendment to Custody Agreement dated July 23, 2024 – (iii).

(6) Amendment to Custody Agreement dated April 10, 2025 – (iii)

(7) Form of Amendment to Custody Agreement – (iii)

(k)	(1) Form of Administration Agreement – (iii).

(2)(i) Transfer Agency and Shareholder Services Agreement – (iii).

(2)(ii) Amendment No. 1 to Transfer Agency and Shareholder Services Agreement – (iii).

(2)(iii) Amendment No. 2 to Transfer Agency and Shareholder Services Agreement – (iii).

(2)(iv) Amendment No. 3 to Transfer Agency and Shareholder Services Agreement – (iii).

(2)(v) Amendment No. 4 to Transfer Agency and Shareholder Services Agreement – (iii).

(2)(vi) Amendment No. 5 to Transfer Agency and Shareholder Services Agreement – (iii).

(2)(vii) Amendment No. 6 to Transfer Agency and Shareholder Services Agreement – (iii).

(3)(i) Fund Administration and Accounting Agreement – (iii).

(3)(ii) Amendment to Fund Administration and Accounting Agreement dated April 9, 2019 – (iii).

(3)(iii) Amendment to Fund Administration and Accounting Agreement dated April 16, 2021 – (iii).

(3)(iv) Amendment to Fund Administration and Accounting Agreement dated June 23, 2021 – (iii).

(3)(v) Amendment to Fund Administration and Accounting Agreement dated February 12, 2024 – (iii).

(3)(vi) Amendment to Fund Administration and Accounting Agreement dated July 23, 2024 – (iii).

(3)(vii) Amendment to Fund Administration and Accounting Agreement dated April 10, 2025 – (iii)

(3)(viii) Form of Amendment to Fund Administration and Accounting Agreement – (iii)

(l)	Opinion and consent of Ropes & Gray LLP – (iii).

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm – (filed herewith).

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	(1) Code of Ethics of Registrant – (iii).

(2) Code of Ethics of Pantheon Infra Advisors LLC and Pantheon Ventures (US) LP– (iii).

(3) Code of Ethics of AMG Distributors, Inc. – (iii).

(s)	Not applicable.

(t)	Power of Attorney – (iii).

Notes:

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration No. 811-24032 (filed December 6, 2024), and hereby incorporated by reference.

(ii)

Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-283670 and 811-24032 (filed April 4, 2025), and hereby incorporated by reference.

(iii)

Filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-283670 and 811-24032 (filed May 7, 2025), and hereby incorporated by reference.

Item 26. Marketing Arrangements:

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:

All figures are estimates:

Registration fees	$153,000
Legal fees	$317,000
Printing fees	$11,000
Blue Sky fees	$39,000
Transfer Agent fees	$18,000
Total	$538,000

Item 28. Persons Controlled by or Under Common Control with Registrant:

Each of AMG Pantheon Infrastructure Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Infrastructure Lead Fund, LLC (the “Lead Fund”), each a Delaware limited liability company, is a wholly-owned subsidiary of the Registrant and is consolidated for financial reporting purposes. In addition, the Registrant, the Corporate Subsidiary, and the Lead Fund may be deemed to be controlled by Pantheon Infra Advisors LLC, the adviser of the Registrant, the Corporate Subsidiary, and the Lead Fund (the “Adviser”) and Pantheon Ventures (US) LP, the subadviser of the Registrant, the Corporate Subsidiary, and the Lead Fund (the “Subadviser”). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-132356), and is incorporated herein by reference. Information regarding the ownership of the Subadviser is set forth in its Form ADV as filed with the SEC (File No. 801-71327), and is incorporated herein by reference.

Item 29. Number of Holders of Securities:

Title of Class	Number of Record Holders*
Class S	1
Class I	0
Class M	0

*As of June 4, 2025

Item 30. Indemnification:

Reference is made to Section 3.6 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”), included as Appendix A to the Prospectus. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify. In addition, Affiliated Managers Group, Inc. maintains insurance on behalf of Garret W. Weston, an employee of Affiliated Managers Group, Inc. and an interested director of the Fund, against certain liability asserted against and incurred by, or arising out of, his position.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

Pantheon Infra Advisors LLC is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund”. Information regarding any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, is included in its Form ADV as filed with the SEC (File No. 801-132356), and is incorporated herein by reference.

Pantheon Infra Advisors LLC has hired Pantheon Ventures (US) LP as the subadviser to the Fund. Information regarding any other business, profession, vocation, or employment of a substantial nature in which the Subadviser, and each member, director, executive officer, or partner of the Subadviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, is included in its Form ADV as filed with the SEC (File No. 801-71327), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

AMG Funds LLC, the Registrant’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other required books and records are maintained by Pantheon Infra Advisors LLC, the Adviser, and Pantheon Ventures (US) LP, the Subadviser, at 555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036 or by The Bank of New York Mellon at 240 Greenwich Street, New York, New York 10286.

Item 33. Management Services:

None.

Item 34. Undertakings:

1. Not Applicable.

2. Not Applicable.

3. The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

If the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut, on the 4th day of June, 2025.

AMG Pantheon Infrastructure Fund, LLC

By:	/s/ Keitha L. Kinne
Name:	Keitha L. Kinne
Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ Keitha L. Kinne	Principal Executive Officer	June 4, 2025
Keitha L. Kinne

/s/ Thomas Disbrow	Principal Financial Officer	June 4, 2025
Thomas Disbrow	and Principal Accounting Officer

*/s/ Jill R. Cuniff	Director	June 4, 2025
Jill R. Cuniff

*/s/ Kurt A. Keilhacker	Director	June 4, 2025
Kurt A. Keilhacker

*/s/ Peter W. MacEwen	Director	June 4, 2025
Peter W. MacEwen

*/s/ Eric Rakowski	Director	June 4, 2025
Eric Rakowski

*/s/ Victoria L. Sassine	Director	June 4, 2025
Victoria L. Sassine

*/s/ Garret W. Weston	Director	June 4, 2025
Garret W. Weston

*By:	/s/ Thomas Disbrow
Thomas Disbrow

*

Attorney-in-Fact pursuant to the Power of Attorney for Directors and certain Officers incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-283670 and 811-24032 (filed May 7, 2025).

EXHIBIT INDEX

Exhibit No.	Description

(n)	Consent of Independent Registered Public Accounting Firm